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SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/x/	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
LIFE FINANCIAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/	No fee required
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

LIFE FINANCIAL CORPORATION
10540 Magnolia Avenue, Suite B
Riverside, California 92505
(909) 637-4000

Fellow Stockholders:

    On behalf of the Board of Directors of Life Financial Corporation, you are cordially invited to attend the Special Meeting of Stockholders of Life Financial Corporation to be held on September 11, 2001, at 10:00 a.m. Pacific Time, at Arrowhead Country Club 3433 Parkside Drive San Bernardino, California.

    Only stockholders who owned stock at the close of business on August 1, 2001 can vote at this meeting or any postponement or adjournment that may take place at the meeting. At the meeting we will take a vote on three matters: first, to authorize a proposed Private Placement; second, to authorize an amendment to the Company's Certificate of Incorporation to remove from it a certain 10% Voting Limit; and third, to authorize an amendment to the Company's Certificate of Incorporation to add a provision requiring a unanimous Board vote for the Company to file any petition as debtor or debtor-in-possession under the Federal Bankruptcy Code, or similar state law, for the longer of three years or so long as any of the Notes to be issued in the Private Placement shall be outstanding. You can find out more about the proposed Private Placement and the proposed amendments to the Company's Certificate of Incorporation in the attached Proxy Statement. Directors and officers of Life Financial Corporation will be present at the Special Meeting to respond to any questions that you may have regarding the business to be transacted.

    The Board of Directors has determined that the matters to be considered at the Special Meeting are in the best interests of Life Financial Corporation and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" the proposed Private Placement as specified under Proposal 1, "FOR" the proposed amendment to the Certificate of Incorporation removing the provision providing for a 10% Voting Limit as specified under Proposal 2, and "FOR" the proposed amendment to the Certificate of Incorporation requiring a unanimous Board vote for the Company to file for bankruptcy, for the longer of three years or so long as any of the Notes to be issued in the Private Placement shall be outstanding, as provided in Proposal 3.

    We encourage you to attend the meeting in person if it is convenient for you to do so. If you are unable to attend, it is important that you promptly sign, date and return the enclosed proxy card in the envelope provided. This is particularly important with regard to this Proxy Statement because a vote of 80% of the voting power of the outstanding shares of the Company is required to approve Proposal 2. Time is of the essence as to this vote. Your cooperation is appreciated.

    On behalf of the Board of Directors and all of the employees of Life Financial Corporation, we thank you for your continued support.

Best Regards,

Steven R. Gardner
 President, Chief Executive Officer and
Chief Operating Officer

LIFE FINANCIAL CORPORATION
10540 Magnolia Avenue, Suite B Riverside, California 92505

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On September 11, 2001

    NOTICE IS HEREBY GIVEN that a Special Meeting of stockholders (the "Special Meeting") of Life Financial Corporation (the "Company") will be held on September 11, 2001, at 10:00 a.m. Pacific Time, at Arrowhead Country Club 3433 Parkside Drive San Bernardino, California.

    The purpose of the Special Meeting is to consider and vote upon the following matters:

  1.
  Authorization of the Private Placement as described in this Proxy Statement;

  2.
  Authorization of an amendment to the Certificate of Incorporation of the Company removing the provision providing for a 10% Voting Limit therein;

  3.
  Authorization of an amendment to the Certificate of Incorporation of the Company requiring a unanimous Board vote for the Company to file any petition as debtor or debtor-in-possession under the Federal Bankruptcy Code, or similar state law, for the longer of three years or so long as any of the Notes shall remain outstanding; and

  4.
  Such other matters as may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

    The Board of Directors has established August 1, 2001, as the record date for determining stockholders entitled to receive notice of, to attend, and to vote at, the Special Meeting or any postponement or adjournment thereof. Only record holders of Common Stock of the Company at the close of business on such record date will be entitled to vote at the Special Meeting or any postponement or adjournment thereof.

    In the event that there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Special Meeting, the Company may adjourn the Special Meeting in order to permit further solicitation of proxies. A list of stockholders entitled to vote at the Special Meeting will be available at the administrative offices of the Company, 10540 Magnolia Avenue, Riverside, California 92505, for a period of ten days prior to the Special Meeting and will also be available at the Special Meeting itself.

                    By Order of the Board of Directors,

                    Roy L. Painter
                     Corporate Secretary,
                    Senior Vice President and Chief Financial Officer

Riverside, California
[Mailing Date]

LIFE FINANCIAL CORPORATION
10540 Magnolia Avenue, Suite B
Riverside, California 92505
(909) 637-4000

PROXY STATEMENT
FOR THE
SPECIAL MEETING OF STOCKHOLDERS
SEPTEMBER 11, 2001

Solicitation and Voting of Proxies

    This Proxy Statement, together with the accompanying form of Proxy, is being furnished to stockholders of Life Financial Corporation (the "Company"), on or about      , 2001, in connection with the solicitation by the Board of Directors (the "Board of Directors" or "Board") of proxies to be used at the Special Meeting of stockholders (the "Special Meeting"), and all postponements or adjournments of the meeting. The Special Meeting will be held on September 11, 2001, at 10:00 a.m., Pacific Time, at Arrowhead Country Club 3433 Parkside Drive San Bernardino, California.

    Regardless of the number of shares of common stock of the Company owned, it is important that record-holders in excess of 80% of the shares be represented by proxy, or present in person, at the Special Meeting. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxy cards will be voted "FOR" the authorization of the proposed Private Placement described herein and "FOR" the authorization of the proposed amendments to the Certificate of Incorporation described herein.

    Other than the matters set forth on the attached Notice of Special Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Special Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Special Meeting and at any adjournments thereof, including whether or not to adjourn the Special Meeting.

    A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. However, please note that if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from the record-holder to vote personally at the Special Meeting.

    The cost of solicitation of proxies on behalf of management will be borne by the Company. In addition to the solicitation of proxies by mail, Mellon Investor Services, a proxy solicitation firm, will assist the Company in soliciting proxies for the Special Meeting and will be paid a fee of $7,500, plus out-of-pocket expenses. Directors, officers and other employees of the Company and its principal operating subsidiary, Life Bank, FSB (the "Bank") may also solicit proxies personally or by telephone, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the names of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in so doing.

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Voting Securities

    The securities which may be voted at the Special Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Special Meeting, except as described below.

    The Board of Directors has fixed the close of business on August 1, 2001 as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Special Meeting and at any postponements or adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 1,333,687 shares.

    As provided in the Company's Certificate of Incorporation, record-holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock are not entitled to any vote in respect of the shares held in excess of the 10% Voting Limit (the "10% Voting Limit"). A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as, by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the 10% Voting Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the 10% Voting Limit supply information to the Company to enable the Board of Directors to implement and apply the 10% Voting Limit.

    The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the 10% Voting Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Special Meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit the further solicitation of proxies.

    As to the approval of Proposal 1, by checking the appropriate box, you may: (i) vote "FOR" the proposal; (ii) vote "AGAINST" the proposal; or (iii) "ABSTAIN" with respect to the proposal. Under the Company's Bylaws, unless otherwise required by law, the matter shall be determined by a majority of the votes cast, without regard to either (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

    As to the approval of Proposal 2, by checking the appropriate box, you may: (i) vote "FOR" the proposal; (ii) vote "AGAINST" the proposal; or (iii) "ABSTAIN" with respect to the proposal. Under the Company's Certificate of Incorporation, the affirmative vote of at least 80 percent of the voting power of all of the then-outstanding shares of the capital stock of the Company entitled to vote generally in the election of Directors, voting together as a single class, shall be required to approve this proposal, without regard to either (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

    As to the approval of Proposal 3, by checking the appropriate box, you may: (i) vote "FOR" the proposal; (ii) vote "AGAINST" the proposal; or (iii) "ABSTAIN" with respect to the proposal. Under the Company's Bylaws, unless otherwise required by law, the matter shall be determined by a majority of the votes cast, without regard to either (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

    Proxies solicited hereby will be returned to the Company's transfer agent, Mellon Investor Services, and will be tabulated by inspectors of election designated by the Board of Directors, who will not be employed by, or be directors of, the Company or any of its affiliates. After the final adjournment of the Special Meeting, the proxies will be returned to the Company for safekeeping.

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PROPOSAL 1

AUTHORIZATION OF THE PRIVATE PLACEMENT

Reasons for the Private Placement

    The Board of Directors believes that it is in the best interests of the Company and its stockholders to approve the proposed Private Placement described below (the "Private Placement"). Approval of the Private Placement will allow the Company and the Bank to comply with minimum regulatory capital requirements, and will allow the Company to remove directives and orders pending against the Bank by the Office of Thrift Supervision, its principal regulator (the "OTS"). In March 2001, the OTS issued a Prompt Corrective Action Directive requiring the Bank, among other things, to raise sufficient capital through the issuance of securities to achieve specified capital levels by June 30, 2001 or to be recapitalized by merging or being acquired prior to September 30, 2001. If, by September 30, 2001, the required capital is not raised, or the alternatively required recapitalization by merger or acquisition is not consummated, the OTS may take action against the Bank including, but not limited to, appointing a conservator or receiver for the Bank or requiring the Company to divest itself of the Bank. The proposed Private Placement is the culmination of the Company's nine-month efforts to raise capital, merge or be acquired. The Board of Directors believes that no superior offer has been received. Therefore, the Company urges you to vote "FOR" the Private Placement described below and "FOR" the related amendments to the Company's Certificate of Incorporation.

  Efforts of the Company to Raise Capital, Merge or be Acquired

    On September 8, 2000, the Company retained the financial advisory firm of Keefe, Bruyette & Woods to assist in raising capital, or to find a suitable candidate for merger or acquisition. Keefe, Bruyette & Woods is a well-respected investment banking firm specializing in financial institutions and ranked as one of the top merger and acquisition investment advisors for financial institutions based on number of transactions in 2000. The Company and its investment advisor contacted nearly all of the California-based, as well as several out-of-state, financial institutions that might be considered viable candidates to acquire the Bank. The Company has also had discussions and negotiations with other qualified investors whereby the contemplated transactions involved either the recapitalization of the Company or the outright sale of the Bank. The Company also conducted negotiations with two mortgage banking firms which sought to acquire either the Company or the Bank. None of these negotiations resulted in an offer superior to the proposed Private Placement.

  Regulatory Background

    During 2000, the Bank's regulatory capital did not meet all minimum regulatory capital requirements. The Bank was deemed by the OTS to be "Undercapitalized" under the "Prompt Corrective Action" regulations. Under the OTS Prompt Corrective Action regulations, the OTS is required to take certain supervisory actions against undercapitalized institutions, the severity depending upon the institution's degree of undercapitalization.

    On September 25, 2000, the Company consented to the issuance of an Order to Cease and Desist (the "Order") by the OTS. The Order requires the Company, among other things, to contribute $5.2 million to the capital of the Bank, not later than December 31, 2000, subject to extension by the OTS. Also on September 25, 2000, the Bank entered into a Supervisory Agreement with the OTS, which requires the Bank, among other things, to achieve a minimum individual core capital ratio of 6% and a minimum individual risk-based capital ratio of 11% by March 31, 2001. In calculating these ratios, the Company is required to double risk weight all subprime loans. The capital required for the $5.2 million contribution has not been raised and the OTS did not approve the Bank's capital plan.

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  Stockholder Authorization of the Private Placement

    The proposed Private Placement is the culmination of the Company's capital raising efforts. Consummation of the Private Placement, which is subject to prior OTS approval, will allow the Company and the Bank to remove the Prompt Corrective Action Directive pending against the Bank. Approval of the Private Placement will also allow the Bank to comply with minimum regulatory capital requirements. Upon the completion of the Private Placement (the "Closing"), the Bank's capital ratios will exceed 10.0% Total risk-based capital, 6.0% Tier 1 risk-based capital and 5.0% Leverage ratio. If the required capital is not raised, or no suitable candidate for merger is found, the OTS may take action against the Bank including, but not limited to, appointing a conservator or receiver for the Bank or requiring the Company to divest itself of the Bank. Furthermore, the approval by the stockholders of the Company of the transactions contemplated by the Private Placement are a condition to the closing of the Private Placement.

General

    This section of the Proxy Statement describes material aspects of the proposed Private Placement that you are being asked to approve. While we believe that the description covers the material terms of the proposed Private Placement and related transactions, this summary may not contain all of the information that is important to you. For a more complete understanding of the Private Placement, you should carefully read this entire document and the Note and Warrant Purchase Agreement, attached to this Proxy Statement as Appendix A (the "Purchase Agreement"). Stockholders are urged to carefully read the Purchase Agreement.

    The Private Placement for which the Board of Directors of the Company is seeking stockholder authorization consists of a sale by the Company of a secured note, together with a warrant to purchase Common Stock, to New Life Holdings, LLC, a California limited liability company, or its nominee (the "Investor") in exchange for which the Company will receive $15,000,000. The sale of the note and warrant shall be made pursuant to the Purchase Agreement. The Company shall issue to the Investor a Senior Secured Note Due 2006 of the Company (the "Note"), substantially in the form of Exhibit A to the Purchase Agreement, in the initial principal amount of $15,000,000, together with a warrant to purchase up to a total of 1,166,400 shares of Common Stock, par value $.01 per share (the "Warrant"), substantially in the form of Exhibit B to the Purchase Agreement. The Closing is expected to occur on or before September 30, 2001.

    The Closing is conditioned upon the receipt of all necessary approvals, including without limitation, regulatory approvals, consents, nonobjections and waivers necessary or advisable, including any required approvals or waivers under the Depository Institutions Management Interlocks Act and the prior approval of the OTS for both the occurrence of the proposed Private Placement and the designees to be added to the Board of Directors of the Company, as described below. The Closing is also conditioned upon the removal by the OTS of all regulatory agreements, directives and orders against the Company and the Bank. The OTS must have completed its 2001 examination of the Bank, and the OTS must have assigned to the Bank a composite rating of no higher a number than "3". As a further condition to Closing, the Company's $1.5 million subordinated debt in favor of Prospect Street High Income Portfolio, Inc. shall be retired, at a substantial discount, or restructured pursuant to terms acceptable to the Investor.

Provisions Applicable to the Note

  Maturity and Cash Flow Payments

    The Note shall mature on the fifth anniversary of the Closing (the "Maturity Date"). The Company shall be permitted to prepay the Note, in whole or in part, at any time, without penalty. Any such payment will be applied, first to pay any fees or costs required to be paid or reimbursed by the

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Company, then to accrued interest on the Note, then to the principal of the Note. The Note shall be freely assignable in whole or in part, in multiples of $500,000, to assignees (the assignees, together with the Investor, the "Note Holders" and each a "Note Holder"). In the event more than one Note is outstanding upon any payment or prepayment of less than all of the outstanding Notes, the Company shall allocate the principal amount and interest being prepaid by it, among the Notes in proportion to the respective unpaid principal amounts thereof.

  Interest

    The Note shall accrue interest from the Closing (computed on the basis of a 360-day year of twelve 30-day months) compounded quarterly, at the following rates per annum: (i) 12% from the Closing until the first anniversary of the Closing, (ii) 13% from the first anniversary of the Closing until the second anniversary of the Closing, (iii) 14% from the second anniversary of the Closing until the third anniversary of the Closing, (iv) 15% from the third anniversary of the Closing until the fourth anniversary of the Closing, and (v) 16% from the fourth anniversary of the Closing until the fifth anniversary of the Closing. Such interest shall accrue and shall be added to the principal of the Note until the aggregate amount of accrued interest equals $3,000,000 and thereafter interest shall be payable on a quarterly basis with a final payment on the Maturity Date. Interest shall also accrue at the rate of two percentage points in excess of the applicable interest rate on any overdue amount, until such overdue amount is paid.

  Participation Contract

    In December 1999, the Company sold certain residual mortgage-backed securities and related mortgage servicing rights for cash and other consideration, consisting of a contractual right, from the purchaser of the residual mortgage-backed securities, to receive 50% of any of the cash realized from the residual mortgage-backed securities (the "Participation Contract"), subject to the purchaser's prior recapture of amounts stated therein. The Participation Contract is recorded on the Bank's financial statements at December 31, 2000 at its estimated fair value of $4.4 million. As shown in the "Use of Proceeds" section of this Proxy Statement, the Company will use a portion of the proceeds from the Private Placement to purchase the Participation Contract.

    The Company shall make a cash payment to the Note Holder on the first day of each calendar quarter during the term of the Note, in an amount equal to 90% of the cash payments, if any, received by the Company pursuant to the Participation Contract, in the preceding calendar quarter. Such payment shall be applied, first to pay any fees or costs required to be paid or reimbursed by the Company, then to accrued interest on the Note, then to the principal of the Note. The Company shall be entitled to reborrow, on or before the expiration of the second anniversary of the Closing, payments of principal and interest funded with cash payments received pursuant to the Participation Contract provided that in no event shall the amount of accrued interest comprising any such reborrowing, when aggregated with interest accrued on the Note exceed the lesser of (i) the amount of interest accrued on the Note at the applicable rate at the time of such reborrowing, and (ii) $3,000,000. If at any time the interest portion of any such reborrowed amount exceeds the amount described above, the Company shall be obligated to immediately make a payment in the amount of the excess.

  Security

    The Note shall be secured by all of the Company's assets, including, without limitation, all of the Bank's outstanding capital stock and the Participation Contract. The Note shall be entitled to the benefits of the Pledge and Security Agreement, attached as Exhibit D to the Purchase Agreement, and the collateral security described therein.

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Provisions Applicable to the Warrant

  Exercise

    Upon exercise of the Warrant, which is freely assignable in whole or in part (in denominations of not less then 10,000 shares of Warrant Stock, as defined below, each), the Investor or its assignee(s) (the assignees, together with the Investor, the "Warrant Holders" and each a "Warrant Holder") shall have the right to purchase during specified periods a total of up to 1,166,400 shares of Common Stock. Pursuant to the Warrant, on or before the first anniversary of the Closing the Warrant Holder will be able to purchase 116,640 shares of Common Stock. After the first anniversary of the Closing, but on or before the second anniversary of the Closing, the Warrant Holder will be able to purchase the initial 116,640 shares of Common Stock, plus an additional 116,640 shares of Common Stock. After the second anniversary of the Closing, but on or before the third anniversary of the Closing, the Warrant Holder will be able to purchase the 233,280 shares of Common Stock available during the first two years after Closing, plus an additional 116,640 shares of Common Stock. After the third anniversary of the Closing, but prior to the tenth anniversary of the Closing (the "Expiration"), the Warrant Holder will be able to purchase the 349,920 available during the first three years after Closing, plus the remaining 816,480 shares of Common Stock available under the Warrant.

    The purchase price per share upon exercise of the Warrant (the "Purchase Price") shall be the lesser of (A) or (B), where (A) is the lesser of (i) $2.00 per share or (ii) the average of the closing prices of the Common Stock on the ten trading days preceding the Closing and (B) is the lesser of (i) 50% of the net book value per share of Common Stock as on the exercise date or (ii) the average of the closing prices of the Common Stock on the 30 trading days preceding the exercise date. The Warrant Holder may pay the Purchase Price with a certified or official bank check or by the surrender to the Company of a Note or Notes or by a combination thereof.

    Proportional adjustments in the number of shares of Common Stock issuable upon exercise of the Warrant and the Purchase Price shall be made upon the occurrence of recapitalizations, reorganizations, reclassifications of securities, consolidations, mergers, sales, subdivisions or combinations of shares, stock dividends, liquidation dividends, and similar events. In addition, the number of shares of Common Stock issuable upon exercise of the Warrant and the Purchase Price shall be subject to anti-dilution adjustments on a weighted average basis for issuances of securities by the Company at a purchase price less than the then-effective Purchase Price.

  Possible Future Changes in Control

    Under the federal securities laws, a change in control may be deemed to occur even when less than a majority of a Company's outstanding shares have changed ownership. "Control" is generally understood to refer to the possession, direct or indirect, of the power to direct, or cause the direction, of the management and policies of a person or entity whether through ownership of voting shares, by contract, or otherwise. Thus, the proposed Private Placement may, at a subsequent date, constitute a change in control of the Company under federal securities laws, if a given Warrant Holder or a group of affiliated Warrant Holders were to exercise all or a significant portion of the Warrants.

    On or before the first anniversary of the Closing the Warrant Holders will be able to purchase 116,640 shares of Common Stock, representing in total 8.0% of the Common Stock. After the first anniversary of the Closing, but on or before the second anniversary of the Closing, the Warrant Holders will be able to purchase the initial 116,640 shares of Common Stock, plus an additional 116,640 shares of Common Stock, representing in total 14.9% of the Common Stock. After the second anniversary of the Closing, but on or before the third anniversary of the Closing, the Warrant Holders will be able to purchase the 233,280 shares of Common Stock available during the first two years after Closing, plus an additional 116,640 shares of Common Stock, representing in total 20.8% of the Common Stock. After the third anniversary of the Closing, but prior to the tenth anniversary of the

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Closing, the Warrant Holders will be able to purchase the 349,920 available during the first three years after Closing, plus the remaining 816,480 shares of Common Stock available under the Warrants, representing in total 47% of the Common Stock.

    If upon exercise, a Warrant Holder would own 25% or more of the issued and outstanding Common Stock, then approval by the OTS shall be required as a condition to exercise, and if upon exercise a Warrant Holder would own between 10% and 25% of the issued and outstanding Common Stock, then OTS approval may be required and, if required, such OTS approval shall be a condition to exercise. Until the third anniversary of the Closing, no Warrant Holder shall be permitted to buy shares of Common Stock, if the acquisition of such shares, when aggregated with the shares issuable upon exercise of the Warrants, will be greater than 49% of the issued and outstanding shares of Common Stock.

  Registration Rights

    If, at any time after June 30, 2002, holders of Warrants for shares of Common stock issuable upon exercise thereof (the "Warrant Stock") and/or holders of shares of Common Stock issued upon exercise of the Warrants, in the aggregate of at least 349,920 of such issuable or issued shares, request that the Company effect a registration under the Securities Act of all or part of such securities with an offering value of at least $3,000,000, the Company shall use its best efforts to effect the registration under the Securities Act of 1933, as amended (the "Securities Act"); provided, however, that the Company shall be entitled to postpone effecting such registration for up to 90 days once during any twelve-month period. The Company shall not be obligated to effect more than two registrations under this provision.

    If, at any time after June 30, 2002, holders of Warrants for shares of Common stock issuable upon exercise thereof (the "Warrant Stock") and/or holders of shares of Common Stock issued upon exercise of the Warrants, in the aggregate of at least 349,920 of such issuable or issued shares, request that the Company effect a registration under the Securities Act on Form S-3 of all or part of such securities with an offering value of at least $1,000,000 and if Form S-3 is available for use by the Company, the Company shall use its best efforts to effect the registration under the Securities Act; provided, however, that the Company shall be entitled to postpone effecting such registration for up to 90 days once during any twelve-month period. The Company shall not be obligated to effect a registration on Form S-3 if the Company has already effected one registration on Form S-3 within the previous six-month period, nor shall the Company be obligated to effect more than a total of two registrations on Form S-3.

    If the Company proposes to effect a registration for any of its securities under the Securities Act, the Warrant Holders shall be permitted to include their Warrant Stock in such registration, subject to the right of the Company and its underwriters to reduce the number of securities proposed to be registered in view of market conditions. Upon the occurrence of such a reduction in the number of securities proposed to be registered, the Company shall first include the securities that the Company proposes to register then, to the extent permissible with giving effect to the reduction, the Company shall include the Warrant Stock proposed to be registered by the Warrant Holders. The Company shall not be obligated to effect more than two registrations under this provision.

    Expenses associated with the registration of the Warrant Stock (exclusive of underwriting discounts and commissions but including the fees of one counsel to the selling stockholders) shall be borne by the Company.

  Right of First Refusal

    Warrant Holders entitled to purchase 500,000 shares or more of Warrant Stock shall have a pro rata right of first refusal to purchase any shares of equity securities to be issued by the Company at a discount of 30% from the otherwise applicable purchase price for such securities, provided, however,

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this right of first refusal shall not be applicable to the issuance of equity securities in a public offering or as consideration in a merger or other similar event, issuance of equity securities upon the exercise of stock options issued under the Company's stock option plan or issuance of Warrant Stock upon the exercise of any Warrant.

Additional Terms of the Purchase Agreement

  Board of Directors

    Under the corporate governance provisions of the Purchase Agreement, the Company has agreed to increase the size of its Board of Directors from five to seven members and to permit the Investor to designate three new directors to serve on its Board for so long as any Notes shall remain outstanding (and until the third anniversary of the Closing if the Notes are paid before that time). It has also agreed to permit the Investor to designate three directors to serve on the Board of Directors of the Bank which already consists of seven members. The Company shall effect the increase in the size of its Board and the appointment of such new directors through a majority vote of directors as provided in the Company's Certificate of Incorporation. One or more current Board members shall resign to accommodate this provision of the Purchase Agreement. The Company has also agreed to nominate and recommend that the stockholders vote in favor of each Investor designee as they come up for election. The Investor has agreed generally not to vote any shares of the Warrant Stock against any member of the Board nominated by the Company. Three members of the Bank board will also resign to accommodate the Purchase Agreement.

    In addition the Purchase Agreement requires that the Company amend its Certificate of Incorporation to provide that the affirmative vote of all seven authorized directors shall be required for filing any petition as debtor or debtor-in-possession under the Federal Bankruptcy Code or any similar state law, for the longer of three years or so long as any Note shall be outstanding.

  Restrictions on Indebtedness

    For so long as any of the Notes remain outstanding, without written consent of a majority of the holders of the Notes, the Company and its subsidiaries shall not be permitted to incur, create or assume any additional indebtedness, other than in the ordinary course of business, except: (i) guarantees by the Company of indebtedness incurred by its subsidiaries that do not exceed $100,000, outstanding at any one time, with respect to one subsidiary, and $300,000, outstanding at any one time, with respect to all subsidiaries; (ii) all existing indebtedness as of the Closing; and (iii) indebtedness secured by liens on mortgage loans in favor of the Federal Home Loan Bank, a warehouse lender, or on mortgage loans or securities pursuant to repurchase agreements and reverse repurchase agreements; liens in respect of equipment, furniture, fixtures, land, buildings and other fixed assets acquired by the Company or subsidiary to secure the purchase price thereof; or the extension or renewal of any such lien. The holders of the Notes shall be granted a first priority lien on all property of the Company securing such indebtedness, as additional security.

  Restrictions on Liens

    For so long as any of the Notes remain outstanding, without written consent of the majority of the holders of the Notes, the Company and its subsidiaries shall not be permitted to create any lien upon any of its property or assets, other than in the ordinary course of business, except: (i) liens for taxes, assessments or governmental charges payment of which is not at the time required; (ii) statutory liens of landlords and liens of carriers, warehousemen, mechanics, materialmen and other liens imposed by law incurred in the ordinary course of business for sums not yet delinquent or being contested in good faith, if a reserve as required by GAAP shall have been made; (iii) liens for loans pledged to the Federal Home Loan Bank in connection with existing indebtedness; (iv) liens on mortgage loans in

8

favor of the Federal Home Loan Bank, a warehouse lender, or on mortgage loans or securities pursuant to repurchase agreements and reverse repurchase agreements with institutional counterparties; (v) liens (including Capitalized Leases) in respect of equipment, furniture, fixtures, land, buildings and other fixed assets acquired by the Company or any of its subsidiaries after the Closing, which liens exist or are created at the time of acquisition of such property or within 60 days thereafter, to secure indebtedness assumed or incurred to finance the purchase price of such property, but any such lien shall cover only the property so acquired or constructed and any improvements thereto (and any real property on which such property is located, if such property is a building, improvement or fixture), provided that the principal amount of the indebtedness secured by any such lien at the time incurred shall not exceed 100% of the lesser of the original cost or the fair market value of the property secured thereby, provided further that the holders of the Notes shall be granted a valid and perfected first priority lien on such property of the Company, as additional security; and such other liens as are listed in Section 10.2 of the Purchase Agreement.

  Restrictions on Consolidation, Merger or Disposition of Assets; Acquisitions

    For so long as any of the Notes remain outstanding without written consent of a majority of the holders of the Notes, the Company and its subsidiaries shall not enter into any transaction of merger or consolidation, or liquidate, wind up or dissolve itself, or convey, sell, lease, transfer or otherwise dispose of the business, property or fixed assets of the Company or its subsidiaries, or acquire the business, property or fixed assets of, or stock or other evidence of beneficial interest in any person, except: (a) the Company and its subsidiaries may sell obsolete or worn out property in the ordinary course of business; (b) the Company and its subsidiaries may sell property other than in the ordinary course of business not exceeding in the aggregate in any four consecutive fiscal quarters 10% of the Company's total consolidated fixed assets as of the end of the last full fiscal quarter of the Company ended immediately prior to such period of four consecutive full fiscal quarters; and (c) the Company and its subsidiaries may sell all non-performing loans, all other non-performing assets, all sub-prime loans, and all second trust deed loans, including home equity lines of credit.

  Restrictions to Amendments to Charter and Bylaws

    For so long as the Notes remain outstanding, without the written consent of a majority of the holders of the Notes, the Company shall not, without the prior written consent of the Investor, be permitted to (i) amend or modify its Certificate of Incorporation or Bylaws if such amendment or modification would materially adversely affect the Investor's rights or interests as a lender or security holder of the Company; (ii) institute cumulative voting; or (iii) change the number of authorized directors of the Company or the Bank.

  Restrictions of Issuances of Shares by Subsidiaries

    For so long as any of the Notes remain outstanding, without written consent of a majority of the holders of the Notes, the Company shall not be permitted to (i) issue, sell or otherwise dispose of any of its subsidiary's shares of capital stock (other than directors' qualifying shares, to satisfy preemptive rights or in connection with a split or combination of shares or a dividend payable in shares, or in connection with the Company's 2000 Stock Option Plan) except to the Company or a subsidiary of the Company, or (ii) have outstanding any shares of preferred stock other than shares of such stock owned by the Company or by a subsidiary of the Company.

  Restrictions on Payments

    For so long as any of the Notes remain outstanding, without written consent of a majority of the holders of the Notes, the Company shall not be permitted to make (i) any declaration or payment of any dividend or other distribution on its own stock (other than one payable solely in capital stock of

9

the Company) or to incur any liability to make any other payment in respect of its capital stock; (ii) any payment or distribution on account of the purchase, redemption or other retirement of any of its capital stock, or of any warrant, option or other right to acquire such capital stock, or any other payment or distribution made in respect thereof, except any payment or distribution on account of the purchase, redemption or other retirement of its capital stock out of the net cash proceeds received by it after the Closing from a substantially concurrent sale of other capital stock of the Company or warrants, options, or other rights to acquire such capital stock; or (iii) make any payment or distribution on account of the principal of, or interest or other amounts, with respect to any indebtedness of the Company or its subsidiaries which is subordinated and subject in right of payment to the prior payment of the Notes.

  Limitations on Dividend Restrictions Affecting Subsidiaries

    The Company shall not permit any of its subsidiaries to become subject to any restriction on the ability of any such subsidiary to (i) pay dividends or make any other distributions on such subsidiary's capital stock; (ii) pay any indebtedness owed to the Company or any of its subsidiaries; (iii) make any loans or advances to the Company or any of such other subsidiaries; or (iv) transfer any of its property or assets to the Company or any of such other subsidiaries.

  Financial Covenants

    For as long as any of the Notes remain outstanding, the Company shall maintain a consolidated tangible net worth (as defined in the Purchase Agreement) equal to or greater than $10,000,000.

  Acquisition Proposals

    From the date of the Purchase Agreement, i.e., July 12, 2001, until the Closing, or the termination of the Purchase Agreement, without the prior written consent of the Investor, the Company shall not, and shall cause its subsidiaries not to, solicit, or encourage inquiries or proposals with respect to, or engage in any negotiations concerning, or provide any confidential information to, or have any discussions with, any person relating to, any tender offer or exchange offer for, or any proposal for the acquisition of a substantial equity interest in, or a substantial portion of the assets of, or any merger or consolidation with, it or any of its subsidiaries. However, the Company may furnish confidential information and may participate in such discussions if its Board has determined that the failure to provide such information or participate in such discussions could cause the members of the Board to breach their duties under applicable laws. The Company shall advise the Investor of its receipt of any such proposal or inquiry within 24 hours of the receipt thereof. The Investor shall advise the Company of all current proposals, offers, discussions or negotiations to acquire or merge with, or acquire the shares of any other entity, where the effect of such action would result in a change of the financial condition of the Investor or result in dilution of ownership in the Investor.

  Events of Default

    The events of default under the Purchase Agreement include without limitation: (i) the Company defaults on any payment of principal due under the Note; (ii) the Company defaults on any payment of interest due under the Note and the default continues for five days; (iii) the Company defaults in the performance or observance of specified covenants, agreements or conditions contained in the Purchase Agreement, and such default continues for a period of 15 days after written notice thereof; (iv) the Company materially defaults in the performance or observance of any of the other covenants, agreements, or conditions contained in the Purchase Agreement and the Pledge and Security Agreement, and the default continues for 60 days; (v) the Company is generally unable to pay any of its debts as they become due, or upon the commencement of a voluntary case under the Federal Bankruptcy Code, or upon the filing of a petition seeking to take advantage of any other law providing

10

for the relief of debtors; (vi) a proceeding shall be commenced, without the consent of the Company or its subsidiaries seeking the liquidation, reorganization, dissolution, or winding up of the Company or any of its subsidiaries; (vii) if a designee of the Investor is not elected to the Board of Directors of the Company for a reason other than public misconduct or other inappropriate behavior, and a substitute designee shall not be appointed within 60 days; (viii) any representation or warranty made on behalf of the Company in connection with the Purchase Agreement is materially false or incorrect; (ix) a reportable event occurs under any of the Company's employee benefit plans; and (x) there is a failure of the perfection, validity, priority or enforceability of any lien granted pursuant to the Purchase Agreement, other than a failure attributable to the Investor. Section 12 of the Purchase Agreement contains the complete list of events of default under the Purchase Agreement.

    Upon the occurrence of an event of default relating to a filing for liquidation, dissolution, reorganization, or winding up or for protection under the bankruptcy laws, amounts due under the Purchase Agreement become immediately due and payable. Upon the occurrence of any other event of default, the holders of at least 25% of the unpaid principal amount of the Notes may declare all amounts due under the Notes immediately due and payable. If the Company defaults on any payment or prepayment of principal or interest on any Note, the holder of such Note may declare the amounts due under the Note immediately due and payable. If the Holder of a Note declares the amounts due under the Note to be due and payable due to failure to pay principal or interest, the Company must provide notice to all other holders of Notes and all such holders may declare their respective Notes immediately due and payable. A majority of holders of the Notes may rescind any acceleration of the Notes. If it defaults on any of the Notes, the Company must pay the costs and expenses of collection.

    As soon as available, but within 90 days after the end of each fiscal year, the Company must submit a written statement of its Chief Financial Officer stating that in making the examination necessary for their report on the consolidated financial statements related to the fiscal year, he or she has obtained no knowledge of any default by the Company in the fulfillment of any of the terms, covenants, provisions or conditions of the Purchase Agreement, or if he or she has obtained knowledge of any default, information specifying the nature and status thereof. The Company must also submit an Officer's Certificate stating that no default by the Company or its subsidiaries exists or has existed during the fiscal year, or if such a default exists or has existed, the nature and period of existence and what action is being taken, or has been taken, with respect thereto. Promptly, and within 10 days after becoming aware of the existence of any default or event of default, or any indebtedness of the Company or any of its subsidiaries being declared due before its maturity, the Company shall submit an Officer's Certificate describing the nature and status of the matter and what action the Company or subsidiary is taking or proposes to take with respect to the matter.

  Adjustment on Discovery of Pre-Closing Loss

    If after the Closing, the Investor, any Note or Warrant Holder or the Company becomes aware of any event or occurrence which (i) occurred prior to the Closing; (ii) was not disclosed to the Investor on or prior to the Closing; and (iii) has had or is reasonably expected to have, a material adverse effect, as defined in the Purchase Agreement, the person becoming aware of such event or occurrence shall provide prompt written notice to the other parties and the Investor and the Company shall mutually determine the amount of the economic loss resulting from the event within 60 days after the notice, or the Company and the Investor may postpone the determination of such economic loss for up to one year. Upon the determination of such economic loss each Warrant Holder will be entitled to a cash payment equal to its pro rata portion of the aggregate amount of the economic loss, to be paid within 90 days of the determination of such loss.

11

  Expenses

    Each party to the Purchase Agreement shall initially bear its own expenses. The purchase price for the Notes will be reduced by the amount of Investor's costs in connection with consummating the Private Placement. However, if the Purchase Agreement is terminated prior to Closing by the Investor due to a material breach by the Company, the Company shall reimburse the Investor an amount equal to the sum of (i) expenses paid by the Investor in connection with the Purchase Agreement, and (ii) $600,000. Failure to obtain stockholder or OTS approval would not constitute a material breach or trigger the $600,000 payment. If the Purchase Agreement is terminated prior to Closing, regardless of the reason, the Company shall pay the Investor for all reasonable out-of-pocket expenses arising in connection with the Purchase Agreement. However, if the Purchase Agreement is terminated prior to Closing for a reason other than the material breach by the Company, the aggregate amount of such expenses shall be limited to $150,000.

  Termination Payment by Investor

    Pursuant to the Purchase Agreement the Investor has deposited $750,000 into escrow. All interest and earnings on the sums on deposit with the escrow agent shall be payable to the Investor. The Investor shall be entitled to reimbursement from such sums held by the escrow agent of all expenses paid or incurred in connection with the Purchase Agreement prior to Closing, or if the Purchase Agreement is terminated prior to Closing, paid or incurred prior to such termination. On the Closing, all sums deposited with the escrow agent shall be applied first, to payment or reimbursement of Investor's expenses in connection with the Purchase Agreement, and then to the purchase price of the Notes. The purchase price for the Notes shall be reduced by the amount of Investor's expenses.

    In the event that the Purchase Agreement is terminated for any reason other than a material breach by the Investor, including without limitation failure to obtain regulatory approval, all sums held by the escrow agent shall be returned to the Investor, and the Company shall reimburse Investor for all expenses paid or incurred in connection with the Purchase Agreement. In the event the Purchase Agreement is terminated as a result of a material breach by the Investor, the Company shall be entitled to retain (i) all sums on deposit with the escrow agent, less (ii) any interest or earnings owing to the Investor and less (iii) the amount of any expenses incurred or paid by the Investor in connection with the Purchase Agreement, up to $150,000.

  Indemnification

    Pursuant to the Purchase Agreement the Company has agreed to indemnify the Investor, and the Note and Warrant Holders (collectively, the "Indemnitees") from any and all loss and expense incurred as a result of: (i) any transaction financed or to be financed with proceeds from the sale of any of the Notes, Warrants and Warrant Stock; (ii) the execution, delivery, performance or enforcement of the Purchase Agreement or any instrument contemplated hereby by any of the Indemnitees; (iii) any environmental matter or existence of hazardous materials, except for any liabilities arising out of any Indemnitee's gross negligence or willful misconduct. If the foregoing is unenforceable the Company agrees to make the maximum contribution permissible under the law. The obligations of the Indemnification section of the Purchase Agreement shall survive the payment or transfer of any Note and the enforcement of any provision.

  Amendment and Waiver

    Any term, covenant, agreement or condition of the Purchase Agreement or any of the Notes may, with the consent of the Company, be amended, or compliance may be waived, by one or more substantially concurrent written instruments signed by a majority of holders of the Notes, except (i) no amendment shall (a) reduce the principal of, or the rate of interest on, any of the Notes, (b) change

12

the time of payment of all or any portion of the principal of or interest payable under the Notes, (c) modify any of the provisions of the Purchase Agreement or the Notes with respect to the payment or prepayment of principal or interest, (d) reduce the percentage of Notes required with respect to any such amendment or to effect any waiver, (e) modify any provision of the section of the Purchase Agreement describing Amendment and Waiver, without the prior written consent of all Note holders; and (ii) no waiver shall extend to any obligation not expressly waived. Any amendment or waiver shall apply equally to all holders of Notes and shall be binding upon them, upon each future holder of any Note, and upon the Company.

Use of Proceeds

    The Company estimates that the use of proceeds from the Private Placement will be approximately as follows: (i) the Company shall purchase the Participation Contract for $4,450,000; (ii) the Company shall pay the taxes due the Bank including income taxes, which will become due as a result of the purchase of the Participation Contract for $4,500,000; (iii) the Company shall make a capital infusion to the Bank of $5,200,000; (iv) the Company has allocated $600,000 to cover commissions and transaction costs; and (v) the Company intends to retire its outstanding $1.5 million of subordinated debt at a substantial discount, if it is not otherwise restructured. The actual use of proceeds will depend on the actual costs incurred, the actual amount of taxes due and the ultimate disposition of the subordinated debt.

Other Considerations

    The following summary describes certain United States federal income tax consequences to the Company relating to the acquisition by the Investor of the Note and the Warrants as of the date hereof. The summary is based on the Internal Revenue Code of 1986 (the "Code"), and existing final, temporary and proposed Treasury Regulations, Revenue Rulings and judicial decisions, all of which are subject to prospective and retroactive changes. The Company will not seek a ruling from the Internal Revenue Service (the "IRS") with regard to the United States federal income tax treatment relating to the acquisition of the Note and Warrants and, therefore, there can be no assurance that the IRS will agree with the conclusions set forth below.

    The Note, with a face amount of $15,000,000, and the Warrant together will be treated as an investment unit (a "Unit") for federal income tax purposes. The amount paid by the Investor for the Unit will be allocated between the Note and the Warrant based upon their relative fair market values. The amount allocated to the Warrant, which may be substantial, will correspondingly increase the amount of the interest expense available for the Company with respect to the Note.

    The Note will be considered to have been issued at an original issue discount for United States federal income tax purposes in an amount equal to the excess of the sum of all payments provided by the Note (including the payments of stated interest) over the portion of the amount paid for the Unit allocated to the Note. The Investor will be required to include in gross income, and the Company will be entitled to deduct, the original issue discount as it accrues, in accordance with a constant interest method based on a compounding of interest, in advance of receipt of the cash payments attributable to such income.

    Although the Company generally will not recognize gain or loss upon the issuance, exercise or lapse of the Warrant, the exercise of the Warrant may cause a change in ownership of the Company for federal income tax purposes which may limit the ability of the Company to fully utilize any of its then existing tax attributes, such as net operating losses.

13

Vote Required to Approve the Private Placement

    In order to be approved, the Private Placement requires the vote of the holders of at least a majority of a quorum present or represented by proxy at the Special Meeting. As of the Record Date, there were a total of 1,333,687 shares of Common Stock outstanding and entitled to vote on the Private Placement. Stockholders are entitled to one vote per share. Directors and certain executive officers of the Company and their affiliates own 161,090 shares of Common Stock, approximately 12.1% of the total outstanding such shares, and have advised the Company that they intend to vote for the proposed Private Placement.

PROPOSAL 2

AMENDMENT TO CERTIFICATE OF INCORPORATION TO REMOVE 10% VOTING LIMIT

Background

    As provided in the Company's Certificate of Incorporation, record-holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "10% Voting Limit") are not entitled to any vote in respect of the shares held in excess of the 10% Voting Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as, by persons acting in concert with, such person or entity.

Shareholder Authorization to Amend the Certificate of Incorporation

    The Board of Directors of the Company believes that it is in the Company's best interests to approve an amendment to the Certificate of Incorporation to remove from it the 10% Voting Limit provision. As an incidental matter, the Board of Directors, acting upon its authority to amend the Company's Bylaws, will remove references in the Bylaws to the 10% Voting Limit upon stockholder approval of this proposal.

Reasons for and Effects of Amendment

    The 10% Voting Limit provision of the Certificate of Incorporation hampers the ability of the Company to raise capital by generally prohibiting an investor from voting in excess of 10% of the issued and outstanding shares of the Company, regardless of the number of such shares the investor may own. This provision may have the effect of discouraging investment in the Company in general and specifically discourages investors from purchasing more than 10% of the Common Stock of the Company. The Company considers it important that the 10% Voting Limit provision of the Certificate of Incorporation be repealed through an amendment to the Certificate of Incorporation, a copy of which amendment is attached to this Proxy Statement as Appendix B. The Private Placement envisions the sale of Warrants which upon exercise could result in one or more Warrant Holders acquiring ownership position in excess of 10% of the Company. Removing the 10% Voting Limit in the Certificate of Incorporation may have the effect of facilitating a possible change in control of the Company in the future.

Vote Required to Approve Amendment to Certificate of Incorporation Removing the 10% Voting Limit

    In order to be approved, the amendment to the Certificate of Incorporation requires the affirmative vote of at least 80 percent of the voting power of all of the then-outstanding shares of the capital stock of the Company entitled to vote generally in the election of Directors, voting together as a single class. As of the Record Date, there were a total of 1,333,687 shares of Common Stock outstanding and entitled to vote on the amendment to the Certificate of Incorporation removing the 10% Voting Limit. Stockholders are entitled to one vote per share. Directors and certain executive officers of the Company and their affiliates own 161,090 shares of Common Stock, approximately

14

12.1% of the total outstanding such shares, and have advised the Company that they intend to vote for the amendment to the Certificate of Incorporation removing the 10% Voting Limit.

PROPOSAL 3

AMENDMENT TO CERTIFICATE OF INCORPORATION TO INSERT PROVISION REQUIRING UNANIMOUS BOARD APPROVAL FOR BANKRUPTCY FILING

Background

    Article II, Section 7 of the Company's Bylaws allows the Board of Directors to take actions to manage the business and affairs of the Company through the vote of a majority of the Directors present at any meeting of the Board of Directors, or by written consent of the Board. This proposal would require a unanimous Board approval as to any bankruptcy filing of the Company.

Reasons for and Effects of Amendment Requiring Unanimous Board Approval for Bankruptcy Filing

    Section 6.12 of the Purchase Agreement requires, as a condition to Closing, the amendment of the Company's Certificate of Incorporation requiring the affirmative vote of all seven authorized directors for the filing of any petition as debtor or debtor-in-possession under the Federal Bankruptcy Code or any similar state law, for a time period lasting the longer of three years or for so long as any Note shall be outstanding. Approving the amendment will make it more difficult for the Company to file for bankruptcy.

    Stockholder approval of this amendment is a condition to the Closing of the Purchase Agreement. The Board of Directors urges you to vote "FOR" this proposal.

Vote Required to Approve Amendment Requiring Unanimous Board Approval for Bankruptcy Filing

    Approval of the amendment to the Certificate of Incorporation requiring a unanimous Board vote for the Company to file for bankruptcy requires a majority of the votes cast. As of the Record Date, there were a total of 1,333,687 shares of Common Stock outstanding and entitled to vote on this amendment. Stockholders are entitled to one vote per share. Directors and certain executive officers of the Company and their affiliates own 161,090 shares of Common Stock, approximately 12.1% of the total outstanding such shares, and have advised the Company that they intend to vote for this amendment to the Certificate of Incorporation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on June 30, 2001 or as disclosed in certain reports regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission (the "SEC"), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") adjusted for the recent 1:5 reverse stock split of the Common Stock. Other than those persons listed below, the

15

Company is not aware of any person, as such term is defined in the Exchange Act that owns more than 5% of the Company's Common Stock as of June 30, 2001.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Common Stock	San Bernardino County Safety Employees' Association 555 North E Street San Bernardino, CA 92401	147,140	(2)	11.03. %
Common Stock	Dimensional Fund Advisors 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	126,900	(3)	9.52%
Common Stock	Vaughn S. Bryan, Jr. 1900 County Club Drive Redlands, CA 92373	88,600	(4)	6.6%

(1)
As of June 30, 2001, there were 1,333,687 shares of Common Stock outstanding.
(2)
As disclosed on a Schedule 13G filed on March 1, 2001.
(3)
As disclosed on a Schedule 13G filed on February 2, 2001.
(4)
As disclosed on a Schedule 13G filed on May 5, 2001.

SECURITY OWNERSHIP OF MANAGEMENT

    The following table sets forth information as to the equity securities of the Company beneficially owned by Directors of the Company, Executive Officers of the Company, and Directors and Executive Officers of the Company as a group as adjusted for the recent 1:5 reverse stock split of the Company.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)(2)	Percent of Class(3)
	DIRECTORS
Common	Milton E. Johnson	22,905	1.72%
Common	Kent G. Snyder	2,000	*
Common	Edgar C. Keller	11,504	*
Common	Ronald G. Skipper	58,686	4.4%
Common	John Goddard	59,395	4.5%
	NAMED EXECUTIVE OFFICERS
Common	Steven R. Gardner	5,800	*
Common	Roy L. Painter	800	*
Common	STOCK OWNERSHIP OF ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (7 PERSONS)	161,090	12.1%

*
Does not exceed 1.0% of the Company's outstanding securities
(1)
Each person effectively exercises sole (or shares with spouse or other immediate family member) voting or dispositive power as to shares reported herein (except as noted).
(2)
Does not include any shares issuable pursuant to outstanding options.
(3)
As June 30, 2001, there were 1,333,687 shares of Common Stock outstanding.

16

FUTURE STOCKHOLDER PROPOSALS

    All proposals of stockholders who wish to bring business before our 2002 Annual Meeting of Stockholders must be received by us at our principal executive offices, listed on the first page of this Proxy Statement, not later than December 24, 2001, for inclusion in our proxy statement and proxy card relating to such annual meeting.

    For business to be properly brought before the next annual meeting by a stockholder, the business must relate to a proper subject matter for stockholder action and the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered or mailed to and received at the principal executive offices of the Company not less than ninety (90) days prior to the date of the annual meeting; provided, however, that in the event that less than one hundred (100) days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A stockholder's notice to the Secretary shall set forth as to each matter such stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Company's books, of the stockholder proposing such business, (iii) the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder and, (iv) any material interest of such stockholder in such business. No business shall be brought before or conducted at an annual meeting except in accordance with the Company's bylaws. The person presiding over the annual meeting shall, if the facts so warrant, determine and declare to the meeting that such business was not properly brought before the meeting in accordance with the provisions contained in the bylaws and, if he or she should so determine, he or she shall so declare to the meeting, and any such business so determined to be not properly brought before the meeting shall not be transacted.

INCORPORATION BY REFERENCE

    The following documents are hereby incorporated by reference:

  (1)
  The Annual Report of the Company on Form 10-K, for the fiscal year ended December 31, 2000;

  (2)
  The Quarterly Report of the Company on Form 10-Q, for the quarter ended March 31, 2001.

AVAILABLE INFORMATION

    THE COMPANY WILL PROVIDE BY FIRST CLASS MAIL, WITHOUT CHARGE TO EACH PERSON SOLICITED BY THIS PROXY STATEMENT, ON THE WRITTEN OR ORAL REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, FOR FISCAL YEAR ENDED DECEMBER 31, 2000, AND A COPY OF THE COMPANY'S QUARTERLY REPORT, FOR QUARTER ENDED MARCH 31, 2001 (INCLUDING THE FINANCIAL STATEMENTS, BUT EXCLUDING EXHIBITS), AS FILED WITH THE SEC. SUCH REQUEST SHOULD BE DIRECTED TO THE CORPORTE SECRETARY USING THE ADDRESS OR TELEPHONE NUMBER OF THE COMPANY APPEARING ON THE FIRST PAGE OF THIS PROXY STATEMENT.

17

APPENDIX A

LIFE FINANCIAL CORPORATION

NOTE AND WARRANT PURCHASE AGREEMENT

$15,000,000
SENIOR SECURED NOTES DUE 2006

AND

WARRANTS INITIALLY EXERCISABLE TO PURCHASE 1,166,400
SHARES OF COMMON STOCK

Dated as of July 12, 2001

i

5.2	Corporate Authority	13
5.3	Accredited Investor	13
5.4	Binding Effect	13
5.5	Financial Capacity	13
5.6	No Consents	13
5.7	No Conflicts	14
SECTION 6 CLOSING CONDITIONS		14
6.1	Proceedings Satisfactory	14
6.2	Regulatory Approvals	14
6.3	Opinion of Counsel to the Borrower	14
6.4	Termination of Regulatory Orders and Agreements	14
6.5	Representations and Warranties True, Etc.; Certificates	14
6.6	Absence of Material Adverse Change, Etc	15
6.7	Consents and Approvals	15
6.8	Stockholder Approval	15
6.9	Absence of Litigation, Orders, Etc	15
6.10	Your Purchase Permitted by Applicable Laws; Legal Investment	15
6.11	OTS Examination and Results	15
6.12	Amendment of Certificate of Incorporation	15
6.13	Pledge and Security Agreement	16
6.14	Shares of Subsidiaries	16
6.15	Disposition of Subordinated Debt	16
6.16	Fees Payable at Closing	16
SECTION 7 FINANCIAL STATEMENTS AND INFORMATION		16
SECTION 8 INSPECTION OF PROPERTIES AND BOOKS		19
SECTION 9 AFFIRMATIVE COVENANTS		20
9.1	Payment of Principal and Interest; to Keep Books; Reserves; Etc	20
9.2	Payment of Taxes and Claims	20
9.3	Maintenance of Properties and Corporate Existence	20
9.4	Insurance	21
9.5	Use of Proceeds	22
9.6	Corporate Governance	22
9.7	Joinder in Certain Covenants by Bank	22
9.8	Special Meeting of Stockholders	22
9.9	Adjustment on Occurrence of Economic Loss	23
9.10	Further Assurances	23
SECTION 10 NEGATIVE AND MAINTENANCE COVENANTS		23
10.1	Restrictions on Indebtedness	23
10.2	Restrictions on Liens	23
10.3	Sales and Leasebacks	24
10.4	Transactions with Affiliates	25
10.5	Consolidation, Merger or Disposition of Assets; Acquisitions	25
10.6	Sale or Discount of Receivables	25
10.7	Certain Contracts	25
10.8	No Amendment of Charter, By-Laws	25
10.9	[Intentionally deleted.]	26
10.10	Restricted Payments	26
10.11	Issuance of Shares by Subsidiaries	26
10.12	Financial Covenant	26
10.13	Acquisition Proposals	26

ii

10.14	Regulatory Applications; Filings; Consents	26
10.15	Limitation on Dividend Restrictions Affecting Subsidiaries	27
10.16	Acquisition of Margin Securities	27
10.17	[Intentionally deleted.]	27
10.18	Joinder in Certain Covenants by Bank	27
10.19	Restrictions on Investor's Acquisition of Additional Common Stock	27
10.20	Investor's Best Efforts	27
SECTION 11 DEFINITIONS		27
SECTION 12 EVENTS OF DEFAULT		34
12.1	Events of Default: Remedies	34
12.2	Suits for Enforcement	36
12.3	Remedies Cumulative	36
12.4	Remedies Not Waived	36
SECTION 13 TERMINATION PRIOR TO CLOSING		36
13.1	Conditions for Termination	36
13.2	Effect of Termination	37
13.3	Termination Payment by Investor	37
13.4	Termination Payment by Borrower	37
13.5	[intentionally deleted]	38
13.6	Liquidated Damages	38
SECTION 14 REGISTRATION, EXCHANGE, AND TRANSFER OF NOTES		38
SECTION 15 LOST, STOLEN, DAMAGED AND DESTROYED SECURITIES		38
SECTION 16 MISCELLANEOUS		39
16.1	Payments	39
16.2	Amendment and Waiver	39
16.3	Expenses	39
16.4	Survival of Representations and Warranties	40
16.5	Successors and Assigns	40
16.6	Notices	40
16.7	Governing Law	41
16.8	Submission to Jurisdiction: Waiver of Service and Venue	41
16.9	Indemnification	41
16.10	Registration Rights	41
16.11	Integration and Severability	51
16.12	Nature of Investor and Holder Consents and Actions	51
16.13	Counterparts	51
16.14	Waiver of Right to Trial By Jury	52

iii

LIFE FINANCIAL CORPORATION

NOTE AND WARRANT PURCHASE AGREEMENT

July 12, 2001

NEW LIFE HOLDINGS, LLC, a California limited liability company

Ladies and Gentlemen:

    The undersigned, LIFE FINANCIAL CORPORATION, a Delaware corporation (the "Borrower") hereby agrees with NEW LIFE HOLDINGS, LLC, a California limited liability company ("Investor" or "you") as follows:

    Section 1.  Authorization and Issue of Notes and Warrants.  The Borrower has duly authorized the issue, sale and delivery of its Senior Secured Note Due 2006 in the initial principal amount of $15,000,000, to be dated the date of issue thereof, to bear interest (computed on the basis of a 360-day year of twelve 30-day months), compounded quarterly, from such date at the Applicable Rate (as defined below) payable in cash on each Interest Payment Date, and to bear interest (so computed) at the rate of two percentage points in excess of the Applicable Rate on any overdue principal and, to the extent permitted by applicable law, on any overdue interest, until the same shall be paid, to mature on the Business Day preceding the fifth anniversary of the Closing Date (the "Maturity Date") and to be substantially in the form of Exhibit A hereto attached (such Note originally issued pursuant to this Agreement, or delivered in substitution or exchange for such note, being collectively called the "Notes" and individually a "Note"). The Notes shall be entitled to the benefit of the Pledge and Security Agreement and the collateral security described therein.

    The Borrower has duly authorized the issue, sale and delivery of Warrants initially exercisable to purchase an aggregate of 1,166,400 shares of its Common Stock, par value $.01 per share (the "Common Stock"), at an initial exercise price equal to the Exercise Price (as defined below), such Warrants to be dated the date of issue thereof, and to be substantially in the form of Exhibit B hereto (all such Warrants originally issued pursuant to this Agreement or delivered in substitution or exchange for any thereof being referred to herein collectively as the "Warrants" and individually as a "Warrant", and all Common Stock issuable upon exercise of the Warrants being sometimes referred to as the "Warrant Stock").

    As used herein, the term "Securities" shall mean and include the Notes, the Warrants and the Warrant Stock. Other terms capitalized herein shall have the meaning attributed to such terms in Section 11 of this Agreement.

    Section 2.  Purchase and Sale of Notes and Warrants.  The Borrower hereby agrees to sell to you and, subject to the terms and conditions herein set forth, you agree to purchase from the Borrower, Notes in the initial aggregate principal amount of $15,000,000, at a purchase price of 100% of the principal amount thereof less transaction costs paid or incurred by the Investor in connection with the Transaction.

    The purchase and delivery of the Notes and Warrants to be purchased by you shall take place at the offices of Manatt, Phelps & Phillips, LLP at 10:00, Los Angeles time on a date which is within 15 calendar days of the satisfaction of the last to occur of the conditions set forth in Section 6 of this Agreement (or such other time and place as the parties shall agree) (herein called the "Closing Date") provided that, unless the parties shall otherwise agree, the Closing Date shall occur on or prior to September 30, 2001. On the Closing Date, (i) the Borrower will deliver to you a Note or Notes registered in your name or in the name of your nominee, each such Note to be duly executed and dated the Closing Date, in the aggregate principal amount to be purchased by you as specified above, in such denominations (not less than $500,000 and multiples of $100,000 in excess thereof) as you may specify by timely notice to the Borrower (or, in the absence of such notice, one Note registered in your name in a principal amount equal to the aggregate principal amount of Notes to be purchased by you hereunder), against your delivery to the Borrower of immediately available funds in the amount of the aggregate purchase price of such Note or Notes, and (ii) the Borrower will deliver to you Warrants issued in your name or in the name of your nominee, in such denominations (of not less than 10,000 shares) as you may specify by timely notice (or in the absence of such notice to the Borrower, one Warrant issued in your name exercisable to purchase the aggregate number of shares of Warrant Stock for which all Warrants to be purchased by you hereunder shall be exercisable on 30 days notice), against your delivery to the Borrower of immediately available funds in the amount of the aggregate purchase price of such Warrants.

    Section 3.  Payments of Notes.

      3.1  Mandatory Payment of Principal.  The principal amount of the Notes, along with all accrued but unpaid interest and other charges, shall be paid on the Maturity Date, or on such earlier date as set forth in this Agreement.

      3.2  Cash Flow Payments; Reborrowing.

        (a) Borrower shall make a cash payment on the first day of each calendar quarter, each in an amount equal to 90% of the cash payments, if any, received by the Borrower under the Participation Agreement in the preceding calendar quarter. Such payment shall be applied, first to pay any fees or costs required hereunder to be paid or reimbursed by Borrower, then to accrued interest on the Note, then to the principal of the Note.

        (b) Borrower shall be entitled to reborrow, on or before the expiration of the second anniversary of the Closing Date, payments of principal and interest made in accordance with paragraph (a) of this Section 3.2, provided that in no event shall the amount of accrued interest comprising any such reborrowing, when aggregated with interest accrued on the Note at the Applicable Rate (including any such accrued interest that has been added to the principal of the Note) exceed the lesser of (A) the amount of interest accrued on the Note at the Applicable Rate at the time of such reborrowing and (B) $3,000,000. In the event that at any time the interest portion of any such reborrowed amount exceed the amount described in the preceding proviso, Borrower shall be obligated to immediately make a payment in the amount of such excess.

      3.3  Optional Prepayments of the Notes.  At any time, upon notice given as provided in Section 3.4, the Borrower, at its option, may prepay, without penalty or premium, all or any part (but only in a whole number multiple of $100,000) of the principal amount of the Notes, together with accrued but unpaid interest on the principal amount being prepaid to the date of such prepayment. Any such payment shall be applied, first to pay any fees or costs required hereunder to be paid or reimbursed by Borrower, then to accrued interest on the Note, then to the principal of the Note.

      3.4  Notice of Prepayment of the Notes.  The Borrower shall call Notes for prepayment pursuant to Section 3.3 by giving written notice thereof to each holder of Notes, which notice shall be given not less than ten nor more than 30 days prior to the date fixed for such prepayment in such notice and shall specify the principal amount so to be prepaid and the date fixed for such prepayment. Notice of prepayment having been so given, the aggregate principal amount of the Notes so to be prepaid as specified in such notice, together with interest accrued thereon to such date fixed for prepayment, shall become due and payable on the specified prepayment date.

      3.5  Allocation of Payments.  In the event more than one Note is outstanding, upon any payment or prepayment of less than all of the outstanding Notes pursuant to Section 3.3, the

  Borrower shall allocate the principal amount so to be prepaid by it and the interest, among the Notes in proportion to the respective unpaid principal amounts thereof.

      3.6  Surrender of Notes; Notation Thereon.  Subject to the provisions of Section 16.1, the Borrower may, as a condition of payment of all or any part of the principal of, and interest on, any Note, require the holder to present such Note for notation of such payment and, if such Note be paid in full, require the surrender thereof.

      3.7  Purchase of Notes.  The Borrower will not, nor will it permit any of its Subsidiaries or Affiliates to, acquire directly or indirectly by purchase or prepayment or otherwise any of the outstanding Notes except by way of payment or prepayment in accordance with the provisions of such Notes and of this Agreement.

    Section 4.  Representations and Warranties of the Borrower.  The Borrower represents and warrants to the Investor that:

      4.1  Corporate Existence and Power.  The Borrower and each of its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is duly qualified to do business in each additional jurisdiction where the failure to so qualify would have a Material Adverse Effect. The Borrower and each of its Subsidiaries has all requisite corporate power to own its Properties and to carry on its business as now being conducted and as proposed to be conducted, and the Borrower has all requisite corporate power to execute, deliver and perform its obligations under this Agreement, to execute, issue, sell, deliver and perform its obligations under the Notes and the Warrants, and to engage in the respective transactions contemplated by each such agreement, instrument and document.

      4.2  Corporate Authority.  The execution, delivery and performance by the Borrower of this Agreement, the Warrants and the Notes to which it is a party are within the Borrower's corporate power and, subject to shareholder approval, have been duly authorized by all necessary corporate action on the part of the Borrower.

      4.3  Binding Effect.  This Agreement is the legal, valid and binding obligation of the Borrower, and the Notes and Warrants, when issued and delivered against payment therefor as herein provided, will be the legal, valid and binding obligations of the Borrower, in each case enforceable against the Borrower in accordance with their respective terms, except, in each case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other laws relative to or affecting the enforcement of creditors' rights generally in effect from time to time and by general principles of equity.

      4.4  Capital Stock.

        (a) The authorized capital stock of the Borrower consists of 25,000,000 shares of Common Stock, 1,333,572 shares of which are issued and outstanding, and 5,000,000 shares of Preferred Stock, $0.01 par value per share, none of the shares of which are issued and outstanding. All of the issued and outstanding shares of capital stock of the Borrower are validly issued, fully paid and non-assessable.

        (b) The shares of Warrant Stock initially issuable upon the exercise of the Warrants have been duly authorized for issuance and, when sold and delivered against payment therefor as provided herein and in the Warrants, will be validly issued, fully paid and non-assessable and will be free and clear of all preemptive rights and Liens and will be entitled to the respective voting and other powers as are set forth with respect thereto in the Certificate of Incorporation.

        (c) After giving effect to the Transactions, except as contemplated by this Agreement, or as disclosed on Schedule 4.4 or in the Exchange Act Filings, the Borrower will not have outstanding any capital stock or other securities convertible into or exchangeable for any of its capital stock, nor will it have outstanding any rights to subscribe for or to purchase, or any options or warrants for the purchase of, or any agreements (contingent or otherwise) providing for the issuance of, or any calls, commitments or claims of any character relating to, any of its capital stock or any securities convertible into or exchangeable for any of its capital stock. After giving effect to the Transactions, the Borrower will not be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of its capital stock, or to any obligation (contingent or otherwise) evidencing the right of the holder thereof to purchase any of its capital stock.

        (d) As of the date of this Agreement, Borrower has timely filed all annual reports, quarterly reports and current reports required to be filed by Borrower under the Exchange Act for the calendar years 2000 and 2001.

      4.5  Business Operations and Other Information; Financial Condition.

        (a) The Borrower has delivered to you true and complete copies of (i) the audited consolidated balance sheets of the Borrower and its Subsidiaries as of December 31, 1998, December 31, 1999 and December 31, 2000, and the related audited consolidated statements of income, stockholders' equity and cash flows for the fiscal years then ended, together with the notes thereto and the report thereon of Grant Thornton, LLP (the "Audited Financial Statements"), (ii) the unaudited consolidated balance sheets of the Borrower and its Subsidiaries as of March 30, 2001, and the related consolidated statements of income and retained earnings for the fiscal quarter then ended, Certified in each case by the chief financial officer of the Borrower and (iii) the unaudited consolidated balance sheets of the Borrower and its subsidiaries as of May 31, 2001, and the related consolidated statements of income and retained earnings for the month then ended, Certified in each case by the chief financial officer of the Borrower (the "Unaudited Financial Statements"; the Audited Financial Statements and the Unaudited Financial Statements are sometimes hereinafter collectively referred to as the "Financial Statements"). True and complete copies of the Financial Statements are attached hereto as Schedule 4.5(a). The Financial Statements have been prepared in accordance with GAAP (except as noted thereon) consistently applied throughout the periods involved, and fairly present the consolidated financial position, results of operations and cash flows of the Borrower and its Subsidiaries as at each of the dates and for each of the periods covered thereby, subject (in the case of the Unaudited Financial Statements) to non-material recurring year-end audit adjustments, absence of cash flow statements and absence of the notes required by GAAP. Except as disclosed in Schedule 4.5(a), since December 31, 2000, there has been no material adverse change in the business, operations, Properties, assets, liabilities, income, or to the Borrower's knowledge, prospects or condition, financial or otherwise, of the Borrower and its Subsidiaries, taken as a whole. Except as disclosed in Schedule 4.5(a). neither the Borrower nor any of its Subsidiaries has any Indebtedness or liability, absolute or contingent, liquidated or unliquidated, known or unknown, except Indebtedness and liabilities reflected or reserved against on the consolidated balance sheet of the Borrower and its Subsidiaries as of December 31, 2000 included in the Financial Statements or incurred since that date in the ordinary course of business of the Borrower and its Subsidiaries.

        (b) Except as reflected in the Financial Statements or the Exchange Act Filings, since December 31, 2000, and except as disclosed on Schedule 4.5(b), neither the Borrower nor any of its Subsidiaries has:

          (1) incurred or assumed any Indebtedness, obligations or liabilities (absolute, accrued, or contingent and whether due or to become due), except liabilities incurred in the ordinary course of business;

          (2) paid any Indebtedness, obligation or liability other than liabilities in the ordinary course of business, or discharged any Liens other than those securing current liabilities, in each case in the ordinary course of business;

          (3) declared or paid any dividend or distribution to its stockholders, or purchased or redeemed any of its shares of capital stock, or obligated itself to do so;

          (4) subjected any of its Property to any Lien, other than Liens incurred in the ordinary course of business of the type described in subsections (a) through (f), inclusive, of Section 10.2 hereof;

          (5) sold, transferred, licensed or released any of its Property except in the usual and ordinary course of business:

          (6) suffered any physical damage, destruction, or loss (whether or not covered by insurance) which had or may in the future have a Material Adverse Effect on any of them;

          (7) entered into any transaction other than in the usual and ordinary course of business;

          (8) encountered any strike, work stoppage or other adverse collective labor action or any labor union organizing activities;

          (9) issued or sold any shares of capital stock or other securities or granted any options or similar rights with respect thereto;

          (10) made any change in accounting methods, practices or principles;

          (11) waived, released, granted or transferred any rights of value, or modified or changed in any material respect any existing license, lease, contract or other document, other than in the usual and ordinary course of business; or

          (12) agreed to do any of the foregoing.

        (c) Attached hereto as Schedule 4.5(c) is a true and complete copy of the latest projections of the consolidated income and cash flow of the Borrower and its Subsidiaries for the Borrower's fiscal year ending December 31, 2001. Such projections have been prepared by management of the Borrower on the basis of assumptions, set forth in Schedule 4.5(c), which such management reasonably believes are fair and reasonable in light of the historical financial performance of the Borrower and its Subsidiaries, and of current and reasonably foreseeable business conditions.

      4.6  Subsidiaries.  The Annual Report of Borrower on Form 10-K for December 31, 2000 sets forth a true and complete list of all Subsidiaries of the Borrower, setting forth as to each such Subsidiary its jurisdiction of incorporation. All Subsidiaries are authorized or qualified to do business as a foreign corporation in each jurisdiction in which the failure to be so authorized or qualified would have a Material Adverse Effect. The Borrower has no direct or indirect equity interest in any Person other than the Subsidiaries listed in Schedule 4.6. All outstanding shares of capital stock of the Borrower and each such Subsidiary have been duly and validly issued, and are fully paid and non-assessable and owned of record and beneficially by the Borrower and/or one or more of such Subsidiaries. The Borrower has good title to all of the shares of capital stock of each of its Subsidiaries, free and clear in each case of any Lien. There are no securities outstanding that are convertible into or exchangeable for any capital stock of any of such Subsidiaries, nor are there outstanding any rights to subscribe for or purchase, or any options or warrants for the purchase of, or any agreements (contingent or otherwise) providing for the issuance of, or any calls, commitments or claims of any character relating to, any capital stock or of any of such Subsidiaries or any securities convertible into or exchangeable for any such capital stock.

      4.7  Litigation; No Violation of Governmental Orders or Laws.

        (a) Except as set forth in Schedule 4.7, there are no actions, suits or proceedings pending, or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any of its Subsidiaries or any Properties or rights of the Borrower or of such Subsidiaries which, if adversely determined, would have a Material Adverse Effect; or which seek to enjoin, or otherwise prevent the consummation of, any of the Transactions or to recover any damages or obtain any relief as a result of any of the Transactions in any court or before any arbitrator of any kind or before or by any Governmental Body;

        (b) Except as disclosed in its Exchange Act Filings, Borrower and each Subsidiary is in material compliance with all applicable federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders or decrees applicable to the conduct of its business, including, without limitation, the Equal Credit Opportunity Act, the Fair Housing Act, the Community Reinvestment Act, the Home Mortgage Disclosure Act and all other applicable fair lending laws and other laws relating to discriminatory business practices;

        (c) [intentionally deleted]

        (d) Except as set forth in Schedule 4.7 or in the Exchange Act Filings, Borrower and each Subsidiary has received, since December 31, 1998, no notification or communication from any Regulatory Authority (A) asserting that it is not in compliance with any of the statutes, regulations, or ordinances which such Regulatory Authority enforces, (B) threatening to revoke any license, franchise, permit, or governmental authorization, (C) threatening or contemplating revocation or limitation of, or which would have the effect of revoking or limiting, federal deposit insurance (nor, to its knowledge, do any grounds for any of the foregoing exist) or (D) failing to approve any proposed acquisition, or stating its intention not to approve acquisitions, proposed to be effected by it within a certain time period or indefinitely.

        Except as set forth in Schedule 4.7 or in the Exchange Act Filings, neither the Borrower nor any of its Subsidiaries is or will be, after or as a result of giving effect to the Transactions, in default under or in violation of any Order of any court, arbitrator or Governmental Body, or of any statute or law or of any rule or regulation of any Governmental Body, which default or violation has or might have a Material Adverse Effect.

        As used in this Agreement, the term "Governmental Body" includes any Federal, state, county, city, town, village, municipal or other governmental department, commission, board, bureau, agency, authority or instrumentality, domestic or foreign; and the term "Order" includes any order, writ, injunction, decree, judgment, award, determination or written direction or demand of any court, arbitrator or Governmental Body.

      4.8  Outstanding Indebtedness; Investments.

        (a) The Unaudited Financial Statements for the month ended May 31, 2001 sets forth a correct and complete summary of all Indebtedness of the Borrower and its Subsidiaries outstanding or existing on the date thereof (before giving effect to the Transactions). No event of default or event which, with due notice or lapse of time or both, would become an event of default has occurred and is continuing under the terms of the documents pursuant to or in connection with which any of such Indebtedness was created or incurred. No Indebtedness has been entered into since May 31, 2001 except as set forth on Schedule 4.8.

        (b) [Intentionally deleted.]

      4.9  Consents, Etc.  No consent, approval or authorization of or declaration, registration or filing with any Governmental Body, including without limitation any Regulatory Agency, or any nongovernmental Person, including, without limitation, any creditor or stockholder of the Borrower or any of its Subsidiaries, is required in connection with the execution or delivery of this Agreement, the Warrants or the Notes by the respective parties thereto or the performance by such parties of their respective obligations thereunder, or in connection with the consummation of the Transactions or the issuance, sale and delivery of the Warrants hereunder, or as a condition to the legality, validity or enforceability of this Agreement, the Warrants or the Notes or to the legality or validity of the offer, issue, sale or delivery of the Securities to the Investor hereunder, except for such consents, approvals, authorizations, declarations, registrations or filings as are listed in Schedule 4.9.

      4.10  Title to Properties.  The Borrower and each of its Subsidiaries has (i) good and marketable fee simple title to its respective real Properties (other than real Properties which are leased from others), subject to no Lien of any kind except Liens permitted by Section 10.2 and (ii) good title to all of its other respective Properties and assets (other than Properties and assets leased from others), subject to no Lien of any kind except Liens permitted by Section 10.2. The Borrower's Annual Report on Form 10-K for the year ended December 31, 2000 sets forth a true and complete list and brief description of all real Property owned or leased by the Borrower and any of its Subsidiaries on the date thereof, except for real estate owned as a result of foreclosure or deed-in-lieu of foreclosure, which real estate is described on Schedule 4.10. True and complete copies of all leases, together with all amendments, modifications and supplements thereto to the date hereof, have been delivered to the Investor or its representatives. The Borrower and each of its Subsidiaries enjoys peaceful and undisturbed possession under all such leases to which it is a party, and all such leases are valid and subsisting and in full force and effect. Neither the Borrower nor any of its Subsidiaries is in material breach or violation of the terms of any of such leases, and the Borrower knows of no breach or violation of any of such leases by Borrower or any third party.

      4.11  Taxes.  The Borrower and each of its Subsidiaries has filed, or on behalf of such Persons there have been filed, all federal, state and local tax returns, informational returns and excise tax returns which are required to have been filed by or on behalf of such Persons, and there have been paid all taxes shown to be due and payable on such returns and all other material taxes and assessments payable by any of them, to the extent the same have become due and payable and before they have become delinquent. No material tax assessment against the Borrower or any of its Subsidiaries has been proposed and all of their respective tax liabilities are adequately provided for or reserved against on their respective books and financial statements in accordance with GAAP. The federal income tax returns of the Borrower and each of its Subsidiaries have been audited by the Internal Revenue Service, and such audits have been completed, or the statute of limitations has run, for all tax years of the Borrower through and including the year ended December 31, 1997, and all deficiencies, assessments, interest and penalties proposed as a result of any such audit have been paid in full. No issue has been raised in any such examination that, by application of similar principles, may reasonably be expected to result in the assertion of a material deficiency for any other taxable year not so examined. No tax return of the Borrower or any of its Subsidiaries is currently being audited by any Governmental Body. Neither the Borrower nor any of its Subsidiaries has taken any reporting position for which it does not have a reasonable basis or anticipates any further material tax liability with respect to its taxable years that have not been closed. No consents waiving or extending the statute of limitations with respect to taxes for any year have been granted by the Borrower or any of its Subsidiaries to, or have been requested by, the Internal Revenue Service.

      4.12  No Conflicts with Agreements, Etc.  Except as set forth in Schedule 4.12, neither the execution and delivery of this Agreement, the Warrants or the Notes nor the fulfillment of or compliance with the terms and provisions hereof or thereof, nor the offering, sale or issuance of any of the Securities, will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any Lien on any Properties or assets of the Borrower or any of its Subsidiaries, or result in any violation of, or require for its validity any authorization, consent, approval, exemption or other action by, or notice to, any Governmental Body, pursuant to the charter or by-laws of any of them, any award of any arbitrator or any contract, agreement, mortgage, indenture, lease, instrument, Order, statute, law, rule or regulation to which any of them or any of their respective assets is subject. Except as set forth in Schedule 4.12, neither the Borrower nor any of its Subsidiaries is, nor after giving effect to the Transactions will any of them be, in violation of, or in default under, any (i) Order, law or administrative regulation binding upon it or any of its Properties, or (ii) any contract, mortgage, indenture, lease, instrument or agreement binding upon it or any of its Properties, which breach, conflict, violation or default might have a Material Adverse Effect.

      4.13  Disclosure.  No document, certificate or statement furnished to you by or on behalf of the Borrower in connection herewith, contained, as of its date, or now contains, any untrue statement of a material fact or as of any such date omitted, or now omits, to state a material fact necessary in order to make the statements contained herein and therein not misleading.

      4.14  [Intentionally deleted.].

      4.15  Broker's or Finder's Commissions.  No broker's or finder's fee or commission will be payable by the Borrower with respect to the issuance and sale of the Securities or the Transactions, other than the fee payable to Keefe, Bruyette & Woods, and any fee so payable, whether for services as a broker or finder or for any other reason, shall be not in excess of $150,000. The Borrower agrees to indemnify you and hold you harmless against any loss, cost, claim or liability (including, without limitation, reasonable attorneys' fees and disbursements for the investigation and defense of claims) arising out of or relating to any actual or alleged fee or commission.

      4.16  Labor Matters.  Except as set forth in Schedule 4.16, during the past five years there has been no strike, work stoppage, slowdown or other labor dispute or grievance involving the Borrower or any of its Subsidiaries, or employees of any of such Persons, which has had or might have a Material Adverse Effect, nor to the knowledge of the Borrower is any such action, dispute or grievance currently pending or threatened against the Borrower or any of its Subsidiaries. Except as set forth in Schedule 4.16, neither the Borrower nor any of its Subsidiaries is a party to any collective bargaining agreement and none of them has any knowledge of any pending or threatened effort to organize any of their employees. Schedule 4.16 also contains a true and complete list of (i) all written employment contracts to which Borrower or the Bank is a party and (ii) all existing written collective bargaining agreements, material employment agreements, severance agreements, employee benefit plans, trusts and programs (whether funded or unfunded, and including, without limitation, all health and welfare plans and all pension and profit sharing plans (excluding Multiemployer Plans), thrift plans, stock option, stock purchase and stock bonus plans, and other bonus and incentive plans and policies), and other material agreements and employment policies relating to the employment of any of the present or former officers or employees of the Borrower any its Subsidiaries or ERISA Affiliates, as now in effect, copies of which have been provided to the Investor or its special counsel. Schedule 4.16 also contains a true and complete list of all Multiemployer Plans now in effect under which any employee of the Borrower or any of its Subsidiaries or ERISA Affiliates may now or hereafter be entitled to receive any benefits.

      Except as set forth in Schedule 4.16, there are currently no pending retaliatory or wrongful discharge claims or federal, state or local employment discrimination charges or administrative or judicial complaints arising therefrom pending against the Borrower or any of its Subsidiaries, or any employees of any of such Persons, which has had or might have a Material Adverse Effect, nor to the knowledge of the Borrower are any such charges or complaints threatened against the Borrower or any of its Subsidiaries.

      The Borrower and its Subsidiaries are in compliance in all material respects with all applicable federal, state and local statutes, laws, rules, ordinances, regulations, codes, licenses and orders relating to the employment of labor, including, without limitation, any provisions thereof relating to wages, bonuses, collective bargaining agreements, equal pay, occupational safety and health, equal employment opportunity and wrongful or retaliatory termination of employment, except where the failure to so comply would not have a Material Adverse Effect.

      4.17  Environmental Matters.

      Except as set forth in Schedule 4.17:

        (a) There is no Environmental Matter relating to the Borrower or any of its Subsidiaries or any Properties of any of such Persons, and the Borrower is aware of no facts that could result in any such Environmental Matter. Neither the Borrower nor any of its Subsidiaries has agreed to assume by contract or otherwise any liability of any other Person for cleanup, compliance, or required capital expenditures in connection with any Environmental Matter arising prior to the date hereof.

        (b) The Properties used, owned, leased, operated, managed or controlled by the Borrower or any of its Subsidiaries are free of contamination from Hazardous Materials, including, without limitation, any contamination of the associated air, soil, groundwater or surface waters, and are free of any other potentially harmful chemical or physical conditions, except such contamination and conditions as will not in the aggregate have a Material Adverse Effect, to the best of Borrower's knowledge.

        (c) The Borrower and its Subsidiaries are currently in compliance in all material respects with all applicable Environmental Laws, have cured any past violations or alleged violations of Environmental Laws to the satisfaction of Governmental Bodies, are not currently in receipt of any notice of violation, are not currently in receipt of any notice of any potential liability for cleanup of Hazardous Materials and are not now subject to any investigation or information request by a Governmental Body concerning Hazardous Materials or any Environmental Laws. The Borrower and its Subsidiaries hold and are in compliance with all governmental permits, licenses, and authorizations necessary to operate their businesses that relate to siting, wetlands, coastal zone management, air emissions, discharges to surface or ground water, discharges to any sewer or septic system, noise emissions, solid waste disposal or the generation, use, transportation or other management of Hazardous Materials. To the Borrower's best knowledge, neither the Borrower nor any of its Subsidiaries ever has generated, manufactured, refined, recycled, discharged, emitted, released, buried, processed, produced, reclaimed, stored, treated, transported, or disposed of any Hazardous Materials except in compliance with all applicable laws and regulations, including permit requirements.

        (d) No Properties of the Borrower or any of its Subsidiaries are subject to any Lien or claim for Lien in favor of any person as a result of any Environmental Matter or response thereto.

        (e) No Hazardous Materials, including leachate and effluents, generated, disposed of, transported, managed or released by the Borrower or any of its Subsidiaries have caused or will cause in whole or in part any contamination or injury to the environment, any Person, any natural resource or any Property, including, without limitation, Property through which or to which such materials were shipped. Neither the Borrower nor any of its Subsidiaries has handled, transported, disposed of or managed any Hazardous Material in any manner that may form the basis for any present or future claim, demand or action seeking cleanup of any site, location, or body of water, surface or subsurface, and neither the Borrower nor any of its Subsidiaries has any material liabilities, absolute or contingent, on the date hereof with respect thereto, to the best of Borrower's knowledge.

      4.18  Possession of Franchises, Licenses, Etc.  Except as set forth in Schedule 4.18, the Borrower and its Subsidiaries possess all franchises, certificates, licenses, permits, registrations, and other authorizations from all Regulatory Authorities, and has made all filings, applications and registrations with all Regulatory Authorities, that are necessary in any material respect for the ownership, maintenance and operation of their respective Properties and assets, and for the conduct of their respective businesses as now conducted, except where the failure to possess such franchises, certificates, licenses, permits, registrations, and other authorizations from Federal, state and local governmental or regulatory authorities would not have a Material Adverse Effect, and all of the foregoing are in full force and effect.  Neither the Borrower nor any of its Subsidiaries is in violation of any thereof in any material respect.

      4.19  Intellectual Property, Etc.  The Borrower and its Subsidiaries own or have the right to use all patents, trademarks, service marks, trade names, copyrights, licenses and other rights which are necessary for the operation of their respective businesses as presently conducted. Except as set forth in Schedule 4.19, nothing has come to the attention of the Borrower or any of its directors or officers to the effect that (i) any of the present or contemplated products or operations of the Borrower or any of its Subsidiaries may infringe any patent, trademark, service mark, trade name, copyright, license or other right owned by any other Person, or (ii) there is pending or threatened any claim or litigation against or affecting the Borrower or any of its Subsidiaries contesting the right of any of them to sell or use any such product or to engage in any such operation.

      4.20  Margin Regulations.  Neither the Borrower nor any of its Subsidiaries owns or now intends to acquire any "margin stock" as defined in Regulation U of the Board of Governors of the Federal Reserve System. No part of the proceeds from the sale of the Securities will be used, and no part of the proceeds of any loans repaid with the proceeds from the sale of the Securities was used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System. As used in this Section, the term "purpose of buying or carrying" has the meaning assigned thereto in the aforesaid Regulation U.

      4.21  Compliance with ERISA.  To the best of Borrower's knowledge, except as set forth on Schedule 4.21, (a) no Pension Plan which is subject to Part 3 of Subtitle B of Title 1 of ERISA or Section 412 of the Code had an accumulated funding deficiency (as such term is defined in Section 302 of ERISA or Section 412 of the Code), whether or not waived, as of the last day of the most recent fiscal year of such Pension Plan heretofore ended; (b) no liability to the PBGC (other than required insurance premiums, all of which have been paid) has been incurred and is outstanding with respect to any Pension Plan, and there has not been any Reportable Event, or any other event or condition, which presents a material risk of involuntary termination of any Pension Plan by the PBGC; (c) neither any Multiemployer Plan or Plan nor any trust created thereunder, nor any trustee or administrator thereof, has, to the knowledge of the Borrower, engaged in a prohibited transaction (as such term is defined in Section 4975 of the Code or described in Section 406 of ERISA) that could subject the Borrower or any of its Subsidiaries or ERISA Affiliates to any material tax or penalty on prohibited transactions imposed under said Section 4975 or Section 502(i) of ERISA; (d) no material liability has been incurred and is outstanding with respect to any Multiemployer Plan as a result of the complete or partial withdrawal by the Borrower or any of its Subsidiaries or ERISA Affiliates from such Multiemployer Plan under Title IV of ERISA, nor has the Borrower or any of its Subsidiaries or ERISA Affiliates been notified by any Multiemployer Plan that such Multiemployer Plan is currently in reorganization or insolvency under and within the meaning of Section 4241 or 4245 of ERISA or that such Multiemployer Plan intends to terminate or has been terminated under Section 4041A of ERISA; (e) the Borrower and its Subsidiaries and ERISA Affiliates are in compliance in all material respects with all applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder with respect to all Plans and Multiemployer Plans; (f) as of the Closing Date, the actuarial present value of all benefit liabilities (as defined in Section 4001(a)(16) of ERISA) under all Pension Plans that are subject to Title IV of ERISA did not exceed the fair market value of the assets allocable to such liabilities, determined as if all such Plans were terminated as of the Closing Date, and by using the Plan's actuarial assumptions as set forth in the most recent actuarial report pertaining to each Plan; (g) as of the Closing Date, none of the Multiemployer Plans has any unfunded vested benefits within the meaning of Section 4213(c) of ERISA; (h) no event has occurred with respect to any Plan or with respect to any other employee benefit pension plan (as defined in Section 3(2) of ERISA) established or maintained at any time during the five-year period immediately preceding the Closing Date for the benefit of employees of the Borrower or any of its Subsidiaries or ERISA Affiliates which presents a risk of material liability of the Borrower or any of its Subsidiaries or ERISA Affiliates under Section 4069 of ERISA; and (i) there are no material liabilities under the Plans that are employee welfare benefit plans (as defined in Section 3(1) of ERISA) providing for medical, health, life or other welfare benefits that are not insured by fully paid non-assessable insurance policies, and no such Plan provides for continued medical, health, life or other welfare benefits for employees after they leave the employment of the Borrower or any of its Subsidiaries or ERISA Affiliates (other than any such welfare benefits required to be provided under the Consolidated Omnibus Budget Reconciliation Act of 1985 or other similar law). Except as disclosed on Schedule 4.16, neither the Borrower nor any of its Subsidiaries or ERISA Affiliates is a party in interest to any employee benefit plan (as defined in Section 3(3) of ERISA)

      4.22  Insurance.  Schedule 4.22 sets forth a true and complete list and brief descriptions of all policies of workers compensation, general liability, fidelity bond, fire, property, casualty, marine, business interruption, errors and omissions, flood, earthquake and other insurance carried by the Borrower and its Subsidiaries, true and complete copies of which policies have been previously delivered to you. Such policies are in full force and effect on the date hereof, and neither the Borrower nor any of its Subsidiaries has received notice of cancellation with respect to any such policy, except as set forth on Schedule 4.22, which schedule shall describe the facts surrounding any such notice with reasonable particularity. All premiums payable with respect to such policies have been paid through September 30, 2001.

      4.23  Solvency.  The Borrower and each of its Subsidiaries will be Solvent on the Closing Date after giving effect to the Transactions and the application of the net proceeds of the issuance and sale of the Notes.

      4.24  Status under Certain Laws.  Neither the Borrower nor any of its Subsidiaries is an "investment company" or a "person directly or indirectly controlled by or acting on behalf of an investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

      4.25  Regulatory Approvals.  The approval or waiver of the OTS is necessary to consummate the Transactions.

      4.26  Loans; Nonperforming and Classified Assets.

        (a) Each loan agreement, note or borrowing arrangement, including without limitation portions of outstanding lines of credit and loan commitments (collectively, "Loans"), on the books and records of Borrower and each Subsidiary, was made and has been serviced in all material respects in accordance with customary lending standards in the ordinary course of business; is evidenced in all material respects by appropriate and sufficient documentation; to the extent secured, has been secured by valid liens and security interests which have been perfected; and constitutes the legal, valid and binding obligation of the obligor named therein, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and other laws of general applicability relating to or affecting creditor's rights and to general equity principles.

        (b) Schedule 4.26 sets forth (A) any written or oral Loan under the terms of which the obligor, to Borrower's best knowledge, is delinquent, (B) each non-homogeneous Loan which has been classified as "other loans specially mentioned," "classified," "criticized," "substandard," "doubtful," "credit risk assets," "watch list assets," "loss" or "special mention" (or words of similar import) by Borrower or a Regulatory Authority as of May 31, 2001 (the "Classified Loans"), (C) an aggregate listing of the real estate owned, acquired by foreclosure or by deed-in-lieu thereof, including the book value thereof as of May 31, 2000, (D) each Loan with any director, executive officer or five percent or greater stockholder of Borrower, or any of its Subsidiaries, or to the best knowledge of Borrower, any person, corporation or enterprise controlling, controlled by or under common control with any of the foregoing, (E) all Loans which are classified as insider transactions by Regulation O of the FRB have been made by Borrower, or any of its Subsidiaries, in an arms-length manner made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than normal risk of collectibility or present other unfavorable features.

      4.27 Allowance for Loan Losses. The allowance for loan losses reflected in the financial statements of the Borrower, as of their respective dates, is, or was, reasonably believed to be adequate under GAAP and all regulatory requirements applicable to financial institutions at the time such allowance was fixed.

      4.28  Administration of Fiduciary Accounts.  Borrower and each Subsidiary has properly administered all accounts, if any, for which it acts as a fiduciary, including but not limited to accounts for which it serves as a trustee, agent, custodian, personal representative, guardian, conservator or investment advisor, in accordance with the terms of the governing documents and applicable laws and regulations. Neither it nor any of its directors, officers or employees, has committed any breach of trust with respect to any such fiduciary account, and the records for each such fiduciary account are true and correct and accurately reflect the assets of such fiduciary account.

      4.29  Derivative Transactions.  As of the date hereof, neither Borrower nor any Subsidiary is a party to forward commitments, futures, options on futures, swaps or other derivative instruments except as disclosed in the most recent Audited Financial Statements.

      4.30  Repurchase Agreements.  With respect to all agreements pursuant to which it has purchased securities subject to an agreement to resell, if any, to its knowledge Borrower and each Subsidiary has ownership of such securities, and, in the event such ownership is disregarded, has a valid, perfected first lien or security interest in the government securities or other collateral securing the repurchase agreement, and, to its knowledge as of the date hereof, the value of such collateral equals or exceeds the amount of the debt secured thereby.

      4.31  Deposit Insurance.  The Bank's deposits are insured by the FDIC in accordance with the Federal Deposit Insurance Act ("FDIA"), and it has paid all assessments and filed all reports required by the FDIA.

      4.32  Community Reinvestment Act.  The Bank received a rating of "outstanding" in its most recent examination or interim review with respect to the Community Reinvestment Act. It has not been advised of any supervisory concerns regarding its compliance with the Community Reinvestment Act.

      4.33  TIN and Backup Withholding.  The Bank has complied in all material respects with all applicable laws relating to the reporting of interest to the federal and state tax authorities and backup withholding.

      4.34  Deposit Activities.  To Borrower's knowledge, the Bank's deposit accounts have been administered in accordance with applicable law and prudent banking practices consistent with industry standards

    Section 5.  Representations of Investor.  The Investor represents and warrants to the Borrower that:

      5.1  Organizational Existence and Power.  Investor is a limited liability company duly formed, validly existing and in good standing under the laws of the jurisdiction of its organization. The Investor has all requisite organizational power to carry on its business as now being conducted and as proposed to be conducted, and the Investor has all requisite organizational power to execute, deliver and perform its obligations under this Agreement, and to engage in the respective transactions contemplated hereunder.

      5.2  Corporate Authority.  The execution, delivery and performance by the Investor of this Agreement are within the Investor's organizational powers and have been duly authorized by all necessary organizational action.

      5.3  Accredited Investor.  Investor represents that Investor is an "accredited investor" within the meaning of SEC Rule 501 of Regulation "D", and that Investor is acquiring the Securities to be purchased by it hereunder for Investor's account and/or one or more separate accounts maintained by it for the purpose of investment and not with a view to or for sale in connection with any distribution thereof; provided that the disposition of Investor's property shall at all times be and remain within Investor's control.

      5.4  Binding Effect.  This Agreement is the legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except, in each case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other laws relative to or affecting the enforcement of creditors' rights generally in effect from time to time and by general principles of equity.

      5.5  Financial Capacity.  Investor has and will have on the Closing Date the financial capacity to enter into and perform its obligations under this Agreement.

      5.6  No Consents.  No consent, approval or authorization of or declaration, registration or filing with any Governmental Body, including without limitation any Regulatory Agency, or any nongovernmental Person, including, without limitation, any creditor or stockholder of the Investor, is required in connection with the execution or delivery of this Agreement by the Investor or the performance by such parties of their respective obligations thereunder, or in connection with the consummation of the Transactions or the purchase and exercise of the Warrants hereunder, or as a condition to the legality, validity or enforceability of this Agreement, the Warrants or the Notes, except for any such approval as may be required by the OTS under the Federal Deposit Insurance

  Act and the Depositary Institutions Management Interlocks Act, and regulations promulgated thereunder.

      5.7  No Conflicts.  Neither the execution and delivery of this Agreement, nor the fulfillment of or compliance with the terms and provisions hereof, will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any Lien on any Properties or assets of the Investor, or result in any violation of, or require for its validity any authorization, consent, approval, exemption or other action by, or notice to, any Governmental Body, pursuant to its Articles of Organization or Operating Agreement, any award of any arbitrator or any contract, agreement, mortgage, indenture, lease, instrument, Order, statute, law, rule or regulation to which any of them or any of their respective assets is subject. The Investor is not, nor after giving effect to the Transactions will it be, in violation of, or in default under, any (i) Order, law or administrative regulation binding upon it or any of its Properties, or (ii) any contract, mortgage, indenture, lease, instrument or agreement binding upon it or any of its Properties, which breach, conflict, violation or default might have a Material Adverse Effect.

    Section 6.  Closing Conditions.  Your obligation to purchase and pay for the Securities to be purchased by you hereunder on the Closing Date shall be subject to the satisfaction, on or before the Closing Date, of the following conditions:

      6.1  Proceedings Satisfactory.  All corporate proceedings taken in connection with the transactions contemplated hereby and all documents incident thereto shall be reasonably satisfactory in form and substance to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

      6.2  Regulatory Approvals.  All required regulatory approvals, consents, nonobjections and waivers necessary or advisable to be obtained by either Borrower or you in connection with the Transactions, including without limitation any approval, consent, nonobjection or waiver to be obtained by you under the Depository Institutions Management Interlocks Act for the service as a director of any person selected by you for service on the Board of Directors of the Borrower and the approval or nonobjection of the OTS to any person designated by you as a member of the Board of Directors of Borrower, shall have been obtained; no such approval, consent, nonobjection or waiver shall be subject to any condition which, in the reasonable judgment of Investor, shall constitute a material burden upon the Investor, the Borrower or any Subsidiary.

      6.3  Opinion of Counsel to the Borrower.  You shall have received from Orrick, Herrington & Sutcliffe, LLP, counsel for the Borrower, a legal opinion addressed to you and dated the Closing Date substantially in the form of Exhibit C. Such opinion shall also cover such other matters incident to the matters herein contemplated as you may reasonably request.

      6.4  Termination of Regulatory Orders and Agreements.  All supervisory directives, agreements and orders issued with respect to the Borrower or the Bank by the OTS or any other Regulatory Agency shall have been terminated or withdrawn, or the OTS shall have committed in writing to terminate or withdraw such directives, agreements and orders on consummation of the Transactions, and satisfaction of the foregoing condition shall be based upon documentation and evidence reasonably satisfactory to you and your counsel.

      6.5  Representations and Warranties True, Etc.; Certificates.  The representations and warranties contained in Section 4 of this Agreement shall (except as affected by the transactions hereby contemplated) be true on and as of the Closing Date with the same effect as if such representations and warranties had been made on and as of the Closing Date. The Borrower shall have performed all agreements on its part required to be performed under this Agreement on or prior to the Closing Date; there shall exist on the Closing Date no Default or Event of Default; the Borrower shall have delivered to you an Officer's Certificate, dated the Closing Date, to such effect and to the effects specified in Section 6.2 (solely relating to approvals to be obtained by Borrower), the foregoing clauses of this Section 6.5, and Sections 6.6, 6.7, 6.8, 6.9 and 6.12, and you shall have received such certificates or other evidence as you may request to establish that the proceeds of the sale of the Securities on the Closing Date will be applied as contemplated by Section 9.5.

      6.6  Absence of Material Adverse Change, Etc.  Since December 31, 2000, no change or changes shall have occurred to the business, operations, Properties, assets, income, or condition, financial or otherwise, of the Borrower and its Subsidiaries, taken as a whole, which you believe in good faith to constitute a Material Adverse Effect.

      6.7  Consents and Approvals.  All necessary consents, approvals and authorizations of, and declarations, registrations and filings with, nongovernmental Persons, shall have been obtained or made and shall be in full force and effect

      6.8  Stockholder Approval.  The stockholders of Borrower shall have approved the Transactions.

      6.9  Absence of Litigation, Orders, Etc.  There shall not be pending or, to the knowledge of the Borrower or its Subsidiaries, threatened, any action, suit, proceeding, governmental investigation or arbitration against or affecting the Borrower or any of its Subsidiaries or the respective assets or Property of any of such Persons not disclosed on Schedule 4.7 (and, as to any action, suit, proceeding, governmental investigation or arbitration so disclosed, there shall not have occurred since the date of this Agreement or in the case of the litigation entitled James E. Funke, et al v. Life Financial Corporation, et al Case No 99 Civ. 11877 (DAB), United States District Court, Southern District of New York, there shall not have occurred either before or since the date of this Agreement any development) which seeks to enjoin or restrain any of the Transactions or which you reasonably believe in good faith is likely to have a Material Adverse Effect. Further, investors shall have reviewed and approved (not to be unreasonably withheld) the status and anticipated outcome of the "Funke" case. No Order of any court, arbitrator or Governmental Body shall be in effect which purports to enjoin or restrain any of the Transactions or which you reasonably believe in good faith to constitute a Material Adverse Effect.

      6.10  Your Purchase Permitted by Applicable Laws; Legal Investment.  Your purchase of and payment for the Securities to be purchased by you hereunder on the Closing Date shall be permitted by the laws and regulations of the jurisdictions to which you are subject; and you shall have received such certificates or other evidence as you may request to establish compliance with this condition.

      6.11  OTS Examination and Results.  The OTS shall have completed its examination of the Bank, and shall have disclosed or permitted the disclosure of such report to Investor, and the examination, report and the results thereof shall not disclose a matter which constitutes, nor shall the examination or report itself constitute, a Material Adverse Effect, as determined in your reasonable discretion. The OTS shall have assigned to the Bank a composite rating of no higher a number than "3".

      6.12  Amendment of Certificate of Incorporation.  The Borrower's Certificate of Incorporation shall have been amended (i) to increase the number of authorized directors to seven, and (ii) to require the affirmative vote of all of the seven authorized directors for filing of any petition as debtor or debtor-in-possession under the Federal Bankruptcy Code or any similar state law.

      6.13  Pledge and Security Agreement.  Borrower shall have executed the Pledge and Security Agreement and all financing statements required to perfect the security interest in all assets of the Borrower thereunder.

      6.14  Shares of Subsidiaries.  Borrower shall have surrendered to you all certificates representing all shares of capital stock of each Subsidiary with stock powers endorsed in blank.

      6.15  Disposition of Subordinated Debt.  The subordinated debt of Borrower in favor of Prospect Street High Income Portfolio, Inc. (PHY) shall have been retired by the payment of cash in the amount of no more than $250,000, or shall have been replaced by an unsecured, interest-free note having a maturity of five years and otherwise having terms acceptable to Investor equal to $500,000, as demonstrated by documentation in form and substance reasonably satisfactory to Investor.

      6.16  Fees Payable at Closing.  All fees and other expenses of Investor required to be reimbursed or paid to you pursuant to Section 16.3(a) shall be paid or reimbursed to you from the Deposit or otherwise.

    Section 7.  Financial Statements and Information.  The Borrower will furnish to you and to any of your Affiliates, so long as you or such Affiliate shall be obligated to purchase or shall hold any Notes and to each other holder of any Notes having a face amount of $100,000 or more (such a holder in any such case being hereinafter called an Eligible Holder"), in duplicate:

      (a) as soon as available and in any event within 45 days after the end of each quarterly accounting period in each fiscal year of the Borrower (including, without limitation, the fourth quarterly accounting period thereof),

          (1) copies of the balance sheets of the Borrower and its Subsidiaries as of the end of such accounting period, and of the related statements of operations and retained earnings for such accounting period and for the portion of the fiscal year ended with the last day of such accounting period, all in reasonable detail and stating in comparative form the corresponding figures from the consolidated budget of the Borrower and its Subsidiaries for such period, such copies to be deemed to have been Certified by the chief financial officer of the Borrower unless such chief financial officer shall provide a written disclaimer of Certification;

          (2) a written statement of such financial officer setting forth computations in reasonable detail showing whether or not as at the end of such accounting period there was compliance with Sections 10.1, 10.2, 10.7(c), 10.10 and 10.12 and setting forth the maximum amount of additional Indebtedness which could then have been incurred pursuant to Section 10.1(c); and

          (3) Compliance with paragraph (a) (1) may be effected by the delivery of Board packages containing the required information to you.

        (b) as soon as available and in any event within 90 days after the end of each fiscal year of the Borrower,

          (1) copies of the consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such fiscal year, and of the related consolidated statements of operations, retained earnings and cash flow for such fiscal year, together with the notes thereto, all in reasonable detail and stating in comparative form (i) the respective consolidated figures as of the end of and for the previous fiscal year and (ii) the corresponding figures from the consolidated budget of the Borrower and its Subsidiaries for such fiscal year, and (x) in the case of such consolidated financial statements, accompanied by a report thereon of Grant Thornton, LLP or other independent public accountants of recognized national standing selected by the Borrower and acceptable to the Majority Holders (the "Accountants"), which report shall be unqualified as to going concern and scope of audit and shall state that such consolidated financial statements present fairly the consolidated financial position of the Borrower (or the Borrower, as the case may be) and its Subsidiaries as at the end of such fiscal year and the consolidated results of their operations, retained earnings and cash flow for such fiscal year in conformity with GAAP applied on a basis consistent with prior years (except as otherwise stated therein) and that the examination by the Accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards, and (y) in the case of such financial statements, such financial statements to be deemed to have been Certified by the chief financial officer of the Borrower unless such chief financial officer shall provide a written disclaimer of Certification with respect thereto;

          (2) a written statement of the Chief Financial Officer of Borrower (i) setting forth computations in reasonable detail showing whether or not as at the end of such fiscal year there was compliance with Sections 10.1, 10.2, 10.7(c), 10.10 and 10.12 and setting forth the maximum amount of additional Indebtedness which could then have been incurred pursuant to Section 10.1(c) and (ii) stating that in making the examination necessary for their report on such financial statements they obtained no knowledge of any default by the Borrower in the fulfillment of any of the terms, covenants, provisions or conditions of this Agreement, or if such Accountants shall have obtained knowledge of any such default, specifying the nature and status thereof; and

          (3) Compliance with paragraph (b) (1) may be effected by delivery of Board packages containing the required information to you.

        (c) concurrently with the financial statements furnished pursuant to Subsection (b) of this Section 7, an Officer's Certificate of the Borrower stating that, based upon such examination or investigation and review of this Agreement as in the opinion of the signer is necessary to enable the signer to express an informed opinion with respect thereto, no default by the Borrower or any of its Subsidiaries in the fulfillment of any of the terms, covenants, provisions or conditions of this Agreement exists or has existed during such period or, if such a default shall exist or have existed, the nature and period of existence thereof and what action the Borrower or such Subsidiary, as the case may be, has taken, is taking or proposes to take with respect thereto;

        (d) as soon as available and in any event within thirty (30) days of the end of each calendar month, copies of the balance sheets of the Borrower and its Subsidiaries as of the end of such preceding calendar month, and of the related statements of operations and retained earnings for such month. Such financial statements shall be deemed to have been Certified by the chief financial officer of the Borrower unless such chief financial officer shall provide a written disclaimer of Certification with respect thereto. Compliance with this paragraph (d) may be effected by the delivery to you of a Board package containing the required information;

        (e) promptly after the receipt thereof by the Borrower or any of its Subsidiaries, and in any event within fifteen (15) days thereof, copies of any reports as to material inadequacies in accounting controls (including reports as to the absence of any such inadequacies) submitted to any such corporation by the Accountants in connection with any audit of such corporation made by the Accountants;

        (f)  promptly after the same are available and in any event within 30 days thereof, copies of all such proxy statements, financial statements and reports as the Borrower or any of its Subsidiaries shall send or make available generally to any of their securityholders, and copies of all regular and periodic reports and of all registration statements (other than on Form S-8 or a similar form) which the Borrower or any of its Subsidiaries may file with the SEC or with any securities exchange;

        (g) promptly (and in any event within ten (10) days) after becoming aware of (1) the existence of any Default or Event of Default on the part of the Borrower or any of its Subsidiaries, or, an Officer's Certificate of the Borrower specifying the nature and period of existence thereof and what action the Borrower or such Subsidiary is taking or proposes to take witch respect thereto; or (2) any Indebtedness of the Borrower or any of its Subsidiaries being declared due and payable before its expressed maturity, or any holder of such Indebtedness having the right to declare such Indebtedness due and payable before its expressed maturity, because of the occurrence of any default (or any event which, with notice and/or the lapse of time, shall constitute any such default) under such Indebtedness, an Officer's Certificate of the Borrower describing the nature and status of such matters and what action the Borrower or such Subsidiary is taking or proposes to take with respect thereto;

        (h) promptly and in any event within ten (10) days after the Borrower knows or, in the case of a Pension Plan has reason to know, that a Reportable Event with respect to any Pension plan has occurred, that any Pension Plan or Multiemployer Plan is or may be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA, or that the Borrower or any of its Subsidiaries or ERISA Affiliates will or may incur any material liability to or on account of a Pension Plan or Multiemployer Plan under Title IV of ERISA or any other material liability under ERISA has been asserted against the Borrower or any of its Subsidiaries or ERISA Affiliates, an officer's Certificate of the Borrower setting forth information as to such occurrence and what action, if any, the Borrower or such Subsidiary or ERISA Affiliate is required or proposes to take with respect thereto, together with any notices concerning such occurrences which are (a) required to be filed by the Borrower or such Subsidiary or ERISA Affiliate or the plan administrator of any such Pension Plan controlled by the Borrower or such Subsidiary or ERISA Affiliate with the Internal Revenue Service or the PBGC, or (b) received by the Borrower or such Subsidiary or ERISA Affiliate from any plan administrator of a Pension Plan not under their control or from a Multiemployer Plan;

        (i)  promptly and in any event not later than 10 days after the date of filing thereof with the Internal Revenue Service or the PBGC or (as the case may be) the date received by the Borrower or its Subsidiaries or ERISA Affiliates, a copy of each annual report (Form 5500 Series) of any Pension Plan subject to Title IV of ERISA prepared by the Borrower or any of its Subsidiaries or ERISA Affiliates or of any such report of any Multiemployer Plan received by any of them;

        (j)  promptly after becoming aware of any Material Adverse Effect with respect to which notice is not otherwise required to be given pursuant to this Section 7, an Officer's Certificate of the Borrower setting forth the details of such Material Adverse Effect and stating what action the Borrower or any of its Subsidiaries has taken or proposes to take with respect thereto;

        (k) (i) within thirty (30) days after the end of each fiscal year of the Borrower, a copy of a consolidated budget of the Borrower and its Subsidiaries that shall be prepared by the Borrower for the succeeding fiscal year, and all amendments thereto which may be in effect from time to time; and (ii) promptly after the same is approved by the Board of Directors of the Borrower, a copy of any long-range plans of the Borrower that may be prepared for or at the direction of the Board of Directors of the Borrower, and all amendments thereto which may be in effect from time to time;

        (l)  promptly after the end of each month after the date hereof and upon the Closing Date inform Investor of the amount of Loans subject to each type of classification of the Classified Loans.;

        (m) promptly (and in any event within 15 days) after the Borrower knows of (i) the filing of any action, suit, proceeding, governmental investigation or arbitration against or affecting the Borrower or any of its Subsidiaries or any Property of any of them, or (ii) any material development in any such action, suit, proceeding, governmental investigation or arbitration which is not nonpublic information, which, in either case, if adversely determined, is likely to have a Material Adverse Effect, a copy of any such pleading or any public document describing such material development; and

        (n) any other information, not nonpublic in nature, including financial statements and computations, relating to the performance of obligations arising under this Agreement and/or the affairs of the Borrower or any of its Subsidiaries that the Purchaser or any other Eligible Holder may from time to time reasonably request and which is capable of being obtained, produced or generated by the Borrower or such Subsidiary or of which any of them has knowledge, (subject to the last sentence of this paragraph (n)) copies of the minutes of all meetings of the Board of Directors of the Borrower and all information furnished to members of the Board of Directors of the Borrower; and copies of all information furnished to stockholders at or in connection with all meetings of stockholders of the Borrower. The obligation to provide copies of all minutes of the meetings of the Board of Directors of the Borrower and all information furnished to members of the Board of Directors of the Borrower is subject to any limitations required by applicable law and shall not inure to the benefit of any Holder unless such holder holds, in the aggregate, $5,000,000 in Notes.

    It is further understood and agreed that, for the purpose of effecting compliance with Rule 144A promulgated by the SEC in connection with any resales of any of the Securities that may hereafter be effected pursuant to the provisions of such Rule, (a) each prospective purchaser of any of the Securities designated by a holder thereof shall have the right to obtain from the issuer, upon the written request of such holder, copies of (i) the consolidated annual financial statements for the then most recently completed fiscal year of the Borrower furnished to the holders of Securities pursuant to paragraph (b)(1) of this Section 7 (or, prior to the time such financial statements shall become available for the first fiscal year ending after the date of this Agreement, the Audited Financial Statements), (ii) any interim consolidated financial statements furnished to such holders pursuant to paragraph (a)(1) of this Section 7 since the date of such annual financial statements, and (iii) similar financial statements for such part of the two preceding fiscal years as such issuer has been in operation, and (b) each such holder and each such prospective purchaser shall have the right to obtain from such issuer, upon the written request of such holder, a brief statement of the nature of the business of such issuer and the products and services it offers, dated as of a date within twelve (12) months prior to the date of resale of such Securities.

    The Borrower will keep at its principal executive office a true copy of this Agreement, and cause the same to be available for inspection at said office during normal business hours by any holder of any of the Notes or Warrants or any prospective purchaser of any thereof designated by the holder thereof.

    Section 8.  Inspection of Properties and Books.  Except as limited by applicable law, you, at all times between the execution of this Agreement and the Closing Date, and thereafter, so long as you shall be obligated to purchase or shall hold any Securities, and each other Eligible Holder of any of the Securities, shall have the right to visit and inspect any of the Properties of the Borrower and each of its Subsidiaries, to examine their books of account and records, to make copies and extracts therefrom at their expense to discuss their affairs, finances and accounts with, and to be advised as to the same by, its and their officers and employees, and its and their independent public accountants (whose fees and expenses shall be paid by the Borrower or such Subsidiary and by this provision each of the Borrower and its Subsidiaries authorizes its accountants to discuss its affairs, finances and accounts, whether or not any of its representatives is present, it being understood that nothing contained in this Section 8 is intended to confer any right to exclude any such representative from such discussions), all at such reasonable times and intervals as you or such Eligible Holder may desire. So long as the Investor shall hold any Securities, the Investor may meet with the senior management of the Borrower at least annually to discuss the Borrower's and its Subsidiaries' assets, operations and prospects. The Borrower and each of its Subsidiaries will likewise afford you and any such Eligible Holder the opportunity to obtain any information relevant to your investment in the Securities, to the extent it possesses such information or can acquire it without unreasonable effort or expense, that may be necessary to verify the accuracy of any of the representations and warranties made by each of them hereunder. Prior to Closing, a representative of Investor shall be entitled to attend all meetings of the Board of Directors of the Borrower, except to the extent that such attendance would be prohibited by applicable law or regulation.

    Section 9.  Affirmative Covenants.  The Borrower covenants and agrees that on and after the date of this Agreement and, except as provided in Section 9.6 with respect to such section, for so long as any of the Notes shall be outstanding:

      9.1  Payment of Principal and Interest; to Keep Books; Reserves; Etc.  The Borrower will duly and punctually pay the principal of, and interest on the Notes in accordance with the terms of such Notes and this Agreement. The Borrower will comply with all of the covenants, agreements and conditions contained in this Agreement to which it is a party. The Borrower will maintain the same fiscal year during and after the fiscal year ended December 31, 2000 and will keep proper books of record and account and set aside appropriate reserves, all in accordance with GAAP.

      9.2  Payment of Taxes and Claims.  The Borrower will, and will cause each of its Subsidiaries to timely perform, and pay before they become delinquent:

        (a) all taxes (including excise taxes), assessments and governmental charges or levies imposed upon it or its income or profits or upon its Property, real, personal or mixed, or upon any part thereof;

        (b) all claims for labor, materials and supplies which, if unpaid, might result in the creation of a Lien upon its Property; and

        (c) all claims, assessments, or levies required to be paid by any of them pursuant to any agreement, contract, law, ordinance or governmental rule or regulation governing any pension, retirement, profit-sharing or any similar plan; provided, that items of the foregoing description need not be paid while being diligently contested in good faith and by appropriate proceedings if (i) adequate book reserves have been established with respect thereto, and (ii) neither the Borrower's nor any such Subsidiary's title to and right to use its Property is materially or adversely affected by such non-payment. The Borrower will timely file, and will cause its Subsidiaries to file, all Federal and state tax returns required to be filed in connection with the payment of taxes required by this Section 9.2.

      9.3  Maintenance of Properties and Corporate Existence.  The Borrower will, and will cause each of its Subsidiaries to:

        (a) maintain its Property in good condition and make all necessary renewals, repairs, replacements, additions, betterments, and improvements thereto;

        (b) keep true books of records and accounts in which full and correct entries will be made of all its business transactions and will reflect in its financial statements adequate accruals and appropriations to reserves, all in accordance with GAAP at the time in effect and consistently applied;

        (c) do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and powers and franchises including, without limitation thereof, any necessary qualification or licensing in any foreign jurisdiction;

        (d) comply with all applicable statutes, regulations, franchises, and Orders of, and all applicable restrictions imposed by, any Governmental Body, in respect of the conduct of its business and the ownership of its Properties (including, without limitation, applicable statutes, rules, ordinances, regulations and Orders relating to equal employment opportunities and Environmental Laws);

        (e) keep any Property it owns or operates free of contamination from Hazardous Materials and any other potentially harmful chemical or physical conditions. So long as any Notes are outstanding, if the Borrower or any of its Subsidiaries receives notice of any Environmental Matter or contamination with Hazardous Materials that relates to any of them or their respective Properties, then the Borrower agrees, upon request from any holder of Notes, to provide such holder with such reports, certificates, engineering studies or other written material or data as such holders may require so as to satisfy such holders that the Borrower and its Subsidiaries are in compliance with their obligations under this Agreement. The Borrower covenants and agrees to cooperate fully with such consultant in any such audits, including, without limitation, by providing such access to the Borrower's and its Subsidiaries' books, records, Properties, employees and agents and by furnishing such written and oral information as such consultant may reasonably request in connection with any such audits;

        (f)  Borrower shall promptly take, or cause its Subsidiaries to take, if required by or necessary to resolve any objection of the OTS or its staff, the FDIC or its staff, any state attorney general or its staff or any other governmental entity, in each case in order to consummate the transactions contemplated hereby, all steps (including executing agreements and submitting to judicial or administrative orders) to secure regulatory approval or government clearance (including by avoiding or setting aside any preliminary or permanent injunction or other order of any United States federal or state court of competent jurisdiction or any other governmental authority), including, without limitation, all steps to make arrangements for or to effect the divestiture of particular assets or deposit liabilities or categories of assets or deposit liabilities or businesses of Borrower or any of its Subsidiaries. Borrower represents and warrants that such party's Subsidiaries have full power and authority to effect the transactions contemplated by this Section 9.3(f);

        (g) Borrower shall seek, and use commercially reasonable efforts to secure, all approvals set forth on Schedule 4.9; and

        (h) Borrower agrees to take all actions necessary to provide that the shares of Warrant Stock issuable upon the exercise of the Warrant shall be duly authorized for issuance and, when sold and delivered against payment therefor, will be validly issued, fully paid and nonassessable and will be free and clear of all preemptive rights and Liens.

      9.4  Insurance.  The Borrower will, and will cause each of its Subsidiaries to, carry and maintain in full force and effect at all times with financially sound and reputable insurers (or, as to workers' compensation or similar insurance, in an insurance fund or by self-insurance authorized by the jurisdiction in which its operations are carried on): (i) all workers' compensation or similar insurance as may be required under the laws of any jurisdiction, (ii) public liability insurance against claims for personal injury, death or Property damage suffered upon, in or about any premises occupied by it or occurring as a result of the ownership, maintenance or operation by it of any automobile, truck or other vehicle or as a result of the use of products manufactured, constructed or sold by it, or services rendered by it, (iii) business interruption insurance covering risk of loss as a result of the cessation for all or any part of one year of any substantial part of the business conducted by it, and (iv) insurance against such other risks as are usually insured against by corporations of established reputation engaged in the same or similar businesses and similarly situated. Insurance specified in clauses (ii), (iii) and (iv) shall be maintained in such amounts (and with co-insurance, deductibles and self-insured retention, if any) as such insurance is usually carried by corporations of established reputation engaged in the same or similar businesses and similarly situated, and, in any event, in amounts at least as great as, and with co-insurance, deductibles and self-insured retention no greater than, is the case with respect to such insurance as carried on the date hereof.

      9.5  Use of Proceeds.  Borrower covenants that it shall, and shall cause each Subsidiary to, utilize the proceeds of the Notes only in accordance with Schedule 9.5.

      9.6  Corporate Governance.  It is the intention of the parties that, on and after the Closing and for so long as any Notes shall remain outstanding, and in any event until the third anniversary of the Closing notwithstanding the earlier payoff of the Notes, the Board of Directors of the Borrower be composed of seven members, of which three will be designated by you. You will notify Borrower in writing within ten days after the execution of this Agreement of the persons you have selected as your initial designees to the Board of Directors of the Borrower (such persons, the "Initial Designees" and such persons, or any other person designated as such by you, a "Designee"). On the Closing, Borrower shall appoint the Initial Designees as members of the Board of Directors of the Borrower. For so long as this Section 9.6 shall remain in effect, the Borrower shall nominate, and recommend that the stockholders vote in favor of, each Designee. You agree that, provided the Borrower is in compliance with this Section 9.6, at any time at which any Notes are outstanding, you shall not vote any shares of Warrant Stock against any member of the Board of Directors nominated by Borrower except as a result of public misconduct or other inappropriate behavior of such board member of such nature as to reasonably constitute grounds for removal for cause or as to subject Borrower to public disrepute. Borrower agrees to enter into standard indemnification agreements with the Designees as members of the Board of Directors, and to reimburse any such members who are not employees of the Borrower or Bank for all expenses reasonably incurred in connection with the performance of their duties. Borrower agrees to seek, if required, OTS approval for, and once approved, to elect three of the Designees to the Board of Directors of the Bank. Borrower agrees that monetary damages would be inadequate to compensate you for any nonperformance by Borrower of its obligations under this Section 9.6, and accordingly agrees that you shall be entitled to equitable remedies, including injunctive relief and specific performance, for any nonperformance or threatened nonperformance of Borrower's obligations under this Section 9.6.

      9.7  Joinder in Certain Covenants by Bank.  The Bank agrees to perform and be bound by such covenants contained in this Section 9 as are applicable to Subsidiaries.

      9.8  Special Meeting of Stockholders.  The Borrower shall take all action necessary, in accordance with applicable law and its Certificate of Incorporation and bylaws, to convene a meeting or obtain the written consent of the holders of Common Stock of the Borrower as promptly as practicable for purposes of considering and taking the actions required by this Agreement and the transactions contemplated hereby, including the amendment of its Certificate of Incorporation and bylaws as necessary to effect the satisfaction of the conditions set forth in Section 6.12. Except to the extent legally required for the discharge by the Borrower's Board of its fiduciary duties, the Board shall recommend that the holders of the Borrower's Common Stock vote in favor of, and adopt, this Agreement and the transactions contemplated hereby, and the Borrower shall use such efforts to obtain such approval as Borrower customarily utilizes in connection with securing the approval of its stockholders in connection with its annual or special meetings of stockholders.

      9.9  Adjustment on Discovery of Pre-Closing Loss.  If at any time after the Closing, Investor, any Holder or Borrower becomes aware of any event or occurrence which (i) occurred prior to the Closing Date; (ii) was not disclosed to Investor on or prior to the Closing Date; and (iii) has had or is reasonably expected to have, a Material Adverse Effect, the person becoming aware of such event or occurrence shall provide prompt written notice to the other parties and thereupon Borrower and Investor shall mutually determine in good faith the amount of the economic loss resulting from such event or occurrence within 60 days after such written notice, or, if Borrower and Investor agree that the amount of the economic loss is not determinable at such time, Borrower and Investor shall postpone the determination of such economic loss for up to one year. Upon the determination of such economic loss by the parties in accordance with the preceding sentence, each Holder shall be entitled to a cash payment equal to its pro rata portion of the aggregate amount of the economic loss as so determined, to be paid within 90 days of the determination of such loss.

      9.10  Further Assurances.  The Borrower covenants that, so long as you shall hold any of the Notes, it shall, and shall cause its Subsidiaries to, cooperate with you and to take any such actions to execute further instruments and documents as you shall reasonably request to carry out to your satisfaction the transactions contemplated by this Agreement so long as the execution of such investments and documents does not violate applicable law. Without limiting the generality of the foregoing, Borrower will provide from time to time at Investor's or Holder's requests, a certification as to the amount of the indebtedness represented by the Note or Notes and that there exists no defense or setoff of Borrower with respect to such indebtedness.

    Section 10.  Negative and Maintenance Covenants.  The provisions of this Section 10 shall be applicable on and after the execution of the Agreement and shall remain in effect so long as any Notes shall remain outstanding, except for Section 10.19, which shall terminate on the third anniversary of the Closing and Section 10.20, which shall terminate at Closing. The Majority Holders may consent in writing to any action otherwise prohibited under Section 10.1 through 10.18.

      10.1  Restrictions on Indebtedness.  The Borrower covenants that it will not, and will not permit any of its Subsidiaries to, incur, create or assume any Indebtedness, other than in the ordinary course of business, except for the following:

        (a) Indebtedness represented by the Notes:

        (b) Guarantees by the Borrower of Indebtedness incurred by Subsidiaries of the Borrower, provided that the Indebtedness guaranteed pursuant to this subsection (b) shall not exceed $100,000 at any time outstanding with respect to any one Subsidiary or $300,000 in the aggregate at any time outstanding with respect to all Subsidiaries;

        (c) other Indebtedness existing on the date hereof and listed on Schedule 10.1; and

        (d) Indebtedness secured by Liens permitted by Section 10.2(h), (i), (j), (k) or (l) hereof.

      10.2  Restrictions on Liens.  The Borrower covenants that it will not, and will not permit any of its Subsidiaries to, create, assume or suffer to exist any Lien upon any of its Property or assets, whether now owned or hereafter acquired, other than in the ordinary course of business, and except for the following:

        (a) Liens for taxes, assessments or governmental charges or claims the payment of which is not at the time required by Section 9.2;

        (b) Statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law incurred in the ordinary course of business for sums not yet delinquent or being diligently contested in good faith, if a reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

        (c) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of lenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

        (d) Any attachment or judgment Lien, unless the judgment it secures shall, within 60 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall have been discharged within 60 days after the expiration of any such stay;

        (e) Leases or subleases granted to others not interfering with the ordinary conduct of the business of the Borrower or any of its Subsidiaries;

        (f)  Easements, rights-of-way, restrictions and other similar charges or encumbrances not interfering with the ordinary conduct of the business of the Borrower or any of its Subsidiaries;

        (g) Any interest or title of a lessor under any operating lease with respect to any Property acquired after the Closing Date other than in connection with any sale/leasebacks;

        (h) Liens (including Liens created pursuant to Capitalized Leases) existing on the date hereof and described in Schedule 10.2;

        (i)  Liens on mortgage loans in favor of a Federal Home Loan Bank, a warehouse lender, or on mortgage loans or securities pursuant to repurchase agreements and reverse repurchase agreements with institutional counterparties;

        (j)  Liens incurred to secure Indebtedness incurred pursuant to and in accordance with Section 10.1(d) hereof, provided that (i) no Default or Event of Default shall have occurred and be continuing immediately after giving effect to or as a result of the incurrence of such Indebtedness, and (ii) the holders of Notes shall have or shall be granted a valid and perfected first priority Lien on all Property of the Borrower securing such Indebtedness, as additional security for the Indebtedness represented by the Notes;

        (k) Liens (including Capitalized Leases) in respect of, equipment, furniture, fixtures, land, buildings and other fixed assets acquired, by the Borrower or any of its Subsidiaries after the Closing Date, which Liens exist or are created at the time of acquisition of such Property or within 60 days thereafter, to secure Indebtedness assumed or incurred to finance all or any part of the purchase price of such Property, but any such Lien shall cover only the Property so acquired or constructed and any improvements thereto (and any real property on which such Property is located, if such Property is a building, improvement or fixture); provided, that the principal amount of the Indebtedness secured by any such Lien at the time incurred shall not exceed 100% of the lesser of the original cost or the fair market value of the Property secured thereby; provided, further, that the holders of the Notes shall be granted a valid and perfected first priority Lien on such Property of the Borrower, as additional security for the Indebtedness represented by the Notes;

        (l)  the extension or renewal of any Lien permitted by subsection (h), (i), (j) or (k) of this Section 10.2, but only if the principal amount of the Indebtedness secured by such Lien is not increased and such Lien is not extended to any other Property.

      10.3  Sales and Leasebacks.  The Borrower covenants that it will not, and will not permit any of its Subsidiaries to, enter into any arrangements with any lender or investor or to which such lender or investor is a party providing for the lease by the Borrower or such Subsidiary of real or personal Property which has been or is to be sold or transferred by the Borrower or such

  Subsidiary to such lender or investor or to any Person to whom funds have been or are to be advanced by such lender or investor on the security of such Property or rental obligations of the Borrower or such Subsidiary.

      10.4  Transactions with Affiliates.  The Borrower covenants that it will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any Property or the rendering of any service), with any Affiliate of the Borrower or such Subsidiary, except in compliance with applicable regulations relating to transactions with affiliates.

      10.5  Consolidation, Merger or Disposition of Assets; Acquisitions.  Except as permitted by Section 10.2, the Borrower covenants that it will not, and will not permit any of its Subsidiaries to, enter into any transaction of merger or consolidation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of the business, property or fixed assets of the Borrower or any such Subsidiary, whether now owned or hereafter acquired, or acquire by purchase or otherwise all or substantially all of the business, Property or fixed assets of, or stock or other evidence of beneficial interest in any Person, except:

        (a) the Borrower and any Subsidiary of the Borrower may sell or otherwise dispose of obsolete or worn out Property in the ordinary course of business;

        (b) the Borrower and its Subsidiaries may sell or otherwise dispose of Property other than in the ordinary course of business not exceeding in the aggregate in any period of four consecutive full fiscal quarters of the Borrower ten percent (10%) of the Borrower's total consolidated fixed assets as of the end of the last full fiscal quarter of the Borrower ended immediately prior to such period of four consecutive full fiscal quarters; and

        (c) the Transactions summarized in Schedule 10.5(c).

      10.6  Sale or Discount of Receivables.  The Borrower covenants that it will not, and will not permit any of its Subsidiaries to, directly or indirectly, sell with recourse, or discount or otherwise sell for less than the face value thereof, any of their respective loans, notes or receivables, except in the ordinary course of business and consistent with Schedule 10.5(c).

      10.7  Certain Contracts.  The Borrower covenants that it will not, and will not permit any of its Subsidiaries to, enter into or be a party to:

        (a) any contract for the purchase of Property or services if such contract (or any related document) requires that payment for such Property or services shall be made regardless of whether or not delivery of such materials, supplies or other property or services is ever made or tendered, or

        (b) any contract to rent or lease (as lessee) any real or personal Property if such contract (or any related document) provides that the obligation to make payments thereunder is absolute and unconditional under conditions not customarily found in commercial leases then in general use or requires that the lessee purchase or otherwise acquire securities or obligations of the lessor (provided, that this clause (c) shall not be construed to prevent the Borrower or any of its Subsidiaries from being a party to or complying with any provision of any lease to which any of them is a party on the date hereof), or

        (c) except as permitted by Section 10.1, any other contract which, in economic effect, is substantially equivalent to a Guarantee.

      10.8  No Amendment of Charter, By-Laws.  The Borrower covenants that it will not, without your prior written consent, permit any amendment to or modification of its Certificate of

  Incorporation or By-Laws, which amendment or modification would, individually or when aggregated with all other such amendments or modifications, materially adversely affect your rights or interests as a lender or security holder of the Borrower, or institute cumulative voting, or change the number of authorized directors of the Borrower or the Bank.

      10.9  [Intentionally deleted.].

      10.10  Restricted Payments.  The Borrower will not, directly or indirectly, make any Restricted Payment.

      10.11  Issuance of Shares by Subsidiaries.  The Borrower will not, and will not permit any of its Subsidiaries to, (i) issue, sell or otherwise dispose of any of such Subsidiary's shares of capital stock (other than directors' qualifying shares, to satisfy preemptive rights or in connection with a split or combination of shares or a dividend payable in shares, or in connection with the Borrower's 2000 Stock Option Plan) except to the Borrower or a Subsidiary of the Borrower, or (ii) have outstanding any shares of preferred stock other than shares of such stock owned by the Borrower or by a Subsidiary of the Borrower.

      10.12  Financial Covenant.  The Borrower will maintain at all times a Consolidated Tangible Net Worth equal to or greater than Ten Million Dollars ($10,000,000) before and after giving effect to the Transaction.

      10.13  Acquisition Proposals.  From the date hereof until the earlier of the Effective Date or the termination of this Agreement, without the prior written consent of Investor, Borrower shall not, and shall cause its Subsidiaries and its Subsidiaries' officers, directors, agents, advisors and affiliates not to, solicit or encourage inquiries or proposals with respect to, or engage in any negotiations concerning, or provide any confidential information to, or have any discussions with, any such person relating to, any tender offer or exchange offer for, or any proposal for the acquisition of a substantial equity interest in, or a substantial portion of the assets of, or any merger or consolidation with, it or any of its Subsidiaries; provided, however, that Borrower may, and may authorize and permit its officers, directors, employees or agents to, furnish or cause to be furnished confidential information and may participate in such discussions and negotiations if its Board of Directors, after having consulted with and considered the written advice of outside counsel, has determined that the failure to provide such information or participate in such negotiations and discussions could cause the members of such Board of Directors to breach their duties under applicable laws. Borrower shall advise Investor of its receipt of any such proposal or inquiry, of the substance thereof, and of the identity of the person making such proposal or inquiry within 24 hours of the receipt thereof. Investor shall advise Borrower of all current proposals, offers, discussions or negotiations to acquire or merge with, or acquire the shares of any other entity, where the effect of such action would result in a change of the financial condition of Investor or result in dilution of ownership in Investor.

      10.14  Regulatory Applications; Filings; Consents.  Borrower and its Subsidiaries shall cooperate and use their respective reasonable best efforts (i) to prepare all documentation, to effect all filings, to obtain all permits, consents, approvals and authorizations of all third parties and Regulatory Authorities necessary to consummate the transactions contemplated by this Agreement, including, without limitation, any such approvals or authorizations required by the OTS, FDIC, and the Regulatory Authorities of the states in which Borrower and its Subsidiaries operate, and (ii) to comply with the terms and conditions of such permits, consents, approvals and authorizations. Provided Borrower has cooperated as required above, Investor agrees to file the requisite applications to be filed by it with the OTS, the FDIC, and the Regulatory Authorities of the states in which Borrower and its Subsidiaries operate as promptly as practicable, and, in the case of applications to the OTS under the Depositary Institutions Management Interlocks Act with respect to the service of the Designees as directors of the Borrower or the Bank, within 30 days of execution of this Agreement. Each party hereto agrees that it will consult with the other party hereto with respect to the obtaining of all material permits, consents, approvals and authorizations of all third parties and Regulatory Authorities necessary or advisable to consummate the transactions contemplated by this Agreement and each party will keep the other parties apprised of the status of material matters relating to completion of the transactions contemplated hereby.

      10.15  Limitation on Dividend Restrictions Affecting Subsidiaries.  The Borrower covenants that, except pursuant to this Agreement, it will not permit any of its Subsidiaries directly or indirectly to create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction which by its terms restricts the ability of any such Subsidiary to (a) pay dividends or make any other distributions on such Subsidiary's capital stock, (b) pay any Indebtedness owed to the Borrower or any of its other Subsidiaries, (c) make any loans or advances to the Borrower or any of such other Subsidiaries, or (d) transfer any of its Property or assets to the Borrower or any of such other Subsidiaries. Regulations, and orders and agreements imposed upon Borrower and its Subsidiaries by a regulatory authority do not constitute consensual encumbrances or restrictions.

      10.16  Acquisition of Margin Securities.  The Borrower covenants that it will not, and will not permit any of its Subsidiaries to, own, purchase or acquire (or enter into any contract to purchase or acquire) any "margin security" as defined by any regulation of the Board of Governors of the Federal Reserve System as now in effect or as the same may hereafter be in effect unless, prior to any such purchase or acquisition or entering into any such contract, the holders of the Notes shall have received an opinion of counsel satisfactory to the holders of the Notes to the effect that such purchase or acquisition will not cause this Agreement or the Notes to be in violation of Regulation U or any other regulation of such Board then in effect.

      10.17  [Intentionally deleted.].

      10.18  Joinder in Certain Covenants by Bank.  The Bank agrees to perform and be bound by such covenants contained in this Section 10 as are applicable to Subsidiaries.

      10.19  Restrictions on Investor's Acquisition of Additional Common Stock.  Investor will not buy shares of Borrower's Common Stock, if the acquisition of such shares when aggregated with the Warrant Stock will be greater than 49% of the issued and outstanding shares of Borrower's Common Stock based on the then applicable Exercise Price.

      10.20  Investor's Best Efforts.  Investor will use its best efforts to satisfy all of its obligations under this Agreement and the transactions contemplated hereby such that the purchase and delivery of the Notes and Warrants shall take place on the Closing Date.

    Section 11.  Definitions.

      11.1 For the purposes of this Agreement, the following terms shall have the following respective meanings:

      "Accountants" has the meaning specified in Section 7.

      "Affiliate" means as to any Person (a) any Person which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person, or (b) any Person who is a director or officer (i) of such Person, (ii) of any Subsidiary of such Person or (iii) of any person described in clause (a) above. For purposes of this definition, "control" of a Person shall mean the power, direct or indirect, (i) to vote or direct the voting of 5% or more of the securities having ordinary voting power for the election of directors of such Person, or (ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise. For the purposes of this Agreement, the Investor shall not be deemed to be an Affiliate of the Borrower or any of its Subsidiaries.

      "Applicable Rate" shall mean a per annum rate of interest equal to: (i) 12.00% from the Closing Date until the day before the first anniversary of the Closing Date; (ii) 13.00% from the first anniversary of the Closing Date until the day before the second anniversary of the Closing Date; (iii) 14.00% from the second anniversary of the Closing Date until the day before the third anniversary of the Closing Date; (iv) 15.00% from the third anniversary of the Closing Date until the day before the fourth anniversary of the Closing Date; and (v) 16.00% from the fourth anniversary of the Closing Date until the day before the fifth anniversary of the Closing Date.

      "Audited Financial Statements" has the meaning specified in Section 4.5(a).

      "Bank" means Life Savings Bank, FSB, a wholly owned subsidiary of Borrower.

      "Borrower" shall have the meaning specified in Section 1.

      "Board" means the Board of Directors of any corporation or a committee of said corporation having authority to exercise, when the Board of Directors is not in session, the powers of the Board of Directors (subject to any designated limitations) in the management of the business and affairs of said corporation.

      "Business Day" means any day except a Saturday, a Sunday or a legal holiday in the City of Los Angeles, State of California.

      "Capitalized Lease" means any lease of Property which in accordance with GAAP should be capitalized on the balance sheet of any Person or for which the amount of the asset and liability thereunder as if so capitalized should be disclosed in a note to such balance sheet.

      "Capitalized Lease Obligation" means the amount of the liability of any Person which in accordance with GAAP should be capitalized or disclosed on the balance sheet of such Person in respect of a Capitalized Lease.

      "Certified" when used with respect to any financial information of any Person to be certified by any of its respective financial or accounting officers, indicates that such information is to be accompanied by a certificate to the effect that such financial information has been prepared in accordance with GAAP consistently applied, subject in the case of interim financial information to non-material recurring year-end audit adjustments (which, if anticipated, shall be footnoted and be taken into account for all purposes of this Agreement), and presents fairly the information contained therein as at the dates and, for the periods covered thereby.

      "Closing Date" has the meaning specified in Section 2.

      "Code" means the Internal Revenue Code of 1986, as from time to time amended.

      "Common Stock" means the Common Stock, par value $.01 per share, of the Borrower.

      "Consolidated Tangible Net Worth" means, as at any date of determination, (a) the sum at such date of (i) the aggregate par value of the Borrower's outstanding capital stock, plus (ii) additional paid-in-capital, plus (iii) retained earnings, less the Borrower's treasury stock account, all as determined for the Borrower and its Subsidiaries on a consolidated basis in conformity with GAAP less (b) the net book value at such date of all assets of the Borrower and its Subsidiaries that should be treated as intangible assets in accordance with GAAP (including, without limitation, all patents, trademarks, trade names, copyrights, licenses, goodwill (including any write-ups of assets pursuant to Accounting Principles Board Opinion No. 16 or No. 17), research.and development expenses, organizational expenses, and unamortized debt discount and expense, and including, in any event, the net book value of all Investments of the Borrower and its Subsidiaries.

      "Default" means any event or condition which, with due notice or lapse of time or both, would become an Event of Default.

      "Exercise Date" means the date of exercise of the Warrants as specified therein.

      "Eligible Holder" has the meaning specified in Section 7.

      "Environmental Laws" means the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act, the Emergency Planning and Community Right to Know Act, the Safe Drinking Water Act, the Hazardous Materials Transportation Act, the Clean Air Act, the Clean Water Act, the Federal Insecticide, Fungicide and Rodenticide Act, the Noise Control Act, the Occupational Safety and Health Act, the Toxic Substances Control Act, any so-called "Superfund" or "Superlien" law, any regulation promulgated under any of the foregoing or any other Federal, state, or local statute, law, ordinance, code, rule, regulation, order, decree, common law or other requirement of any Governmental Body regulating, relating to or imposing liability or standards of conduct concerning the environment, health and safety, or any Hazardous Material, all as now or at any time hereafter may be in effect.

      "Environmental Matter" means any claim, investigation, litigation, administrative proceeding, whether pending or, to the knowledge of the Borrower, threatened, or judgment or order, relating to any Hazardous Materials, the release thereof, or any Environmental Law.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as from time to time amended.

      "ERISA Affiliate" means any corporation or other Person which is a member of the same controlled group (within the meaning of Section 414(b) of the Code) of corporations or other Persons as the Borrower or any of its Subsidiaries, or which is under common control (within the meaning of Section 414(c) of the Code) with the Borrower or any of its Subsidiaries, or any corporation or other Person which is a member of an affiliated service group (within the meaning of Section 414(m) of the Code) with the Borrower or any of its Subsidiaries, or any corporation or other Person which is required to be aggregated with the Borrower or any of its Subsidiaries pursuant to Section 414(o) of the Code or the regulations promulgated thereunder.

      "Event of Default", has the meaning specified in Section 13.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute then in effect, and a reference to a particular section thereof shall include a reference to the comparable section, if any, of any such similar Federal statute.

      "Exchange Act Filings" means any filings or reports made by the Borrower under the Exchange Act.

      "Exercise Price" means the lesser of (A) or (B), where (A) is the lesser of (i) $ 2.00, or (ii) 70% of the average of the closing price of the Common Stock for the ten trading days prior to the Closing Date, and (B) is the lesser of (i) 50% of net book value per share, as determined in accordance with GAAP as of the Exercise Date, or (ii) 100% of the average of the closing price of the Common Stock for the 30 trading days immediately preceding the Exercise Date.

      "FDIC" means the Federal Deposit Insurance Corporation, and any successor agency.

      "Financial Statements" has the meaning specified in Section 4.5(a).

      "GAAP" means generally accepted accounting principles in the United States of America in effect from time to time, applied on a consistent basis both as to classification of items and amounts.

      "Governmental Body" has the meaning specified in Section 4.7.

      "Guarantee" means any guarantee or other contingent liability (other than any endorsement for collection or deposit in the ordinary course of business), direct or indirect, with respect to any obligations of another Person, through an agreement or otherwise, including, without limitation, (a) any other endorsement or discount with recourse or undertaking substantially equivalent to or having economic effect similar to a guarantee in respect of any such obligations and (b) any agreement (i) to purchase, or to advance or supply funds for the payment or purchase of, any such obligations, (ii) to purchase, sell or lease Property, products, materials or supplies, or transportation or services, in respect of enabling such other Person to pay any such obligation or to assure the owner thereof against loss regardless of the delivery or nondelivery of the Property, products, materials or supplies or transportation or services or (iii) to make any loan, advance or capital contribution to or other investment in, or to otherwise provide funds to or for, such other Person in respect of enabling such Person to satisfy any obligation (including any liability for a dividend, stock liquidation payment or expense) or to assure a minimum, equity, working capital or other balance sheet condition in respect of any such obligation. The amount of any Guarantee shall be equal to the outstanding amount of the obligations directly or indirectly guaranteed.

      "Hazardous Material" and "Hazardous Materials" shall mean as follows:

          (1) any "hazardous substance" as defined in, or for purposes of, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.A. §§ 9601 & 9602, as may be amended from time to time, or any other so-called "superfund" or "superlien" law and any judicial interpretation of any of the foregoing;

          (2) any "regulated substance" as defined pursuant to 40 C.F.R. Part 280;

          (3) any "pollutant or contaminant" as defined in 42 U.S.C.A. § 9601(33);

          (4) any "hazardous waste" as defined in, or for purposes of, the Resource Conservation and Recovery Act;

          (5) any "hazardous chemical" as defined in 29 C.F.R. Part 1910;

          (6) any "hazardous material" as defined in, or for purposes of, the Hazardous Materials Transportation Act; and

          (7) any other substance, regardless of physical form, or form of energy or pathogenic agent that is subject to any other past, present or future law or requirement of any Governmental Body regulating, relating to, or imposing obligations, liability, or standards of conduct concerning the protection of human health, plant life, animal life, natural resources, Property or the reasonable enjoyment of life or Property from the presence in the environment of any solid, liquid, gas, odor, pathogen or form of energy, from whatever source.

      Without limiting the generality of the foregoing, the term "Hazardous Material" thus includes, but is not limited to, any material, waste or substance that contains petroleum or any fraction thereof, asbestos, or polychlorinated biphenyls, or that is flammable, explosive or radioactive.

      "Indebtedness" with respect to any Person means any obligation of such Person for borrowed money, but in any event shall include, without duplication, (i) any obligation incurred for all or any part of the purchase price of Property or services, other than accounts payable and accrued expenses included in current liabilities and incurred in respect of Property or services purchased in the ordinary course of business, (ii) the face amount of all letters of credit issued for the account of such Person and all drafts drawn thereunder, (iii) obligations (whether or not such Person has assumed or become liable for the payment of such obligation) secured by a Lien on any Property of such Person, (iv) Capitalized Lease obligations of such Person, and (v) all Guarantees of such Person with respect to the foregoing.

      "Internal Revenue Service" means the United States Internal Revenue Service and any successor or similar agency performing similar functions.

      "Investment" when used with reference to any investment of the Borrower or any of its Subsidiaries means any investment so classified under GAAP, and, whether or not so classified, includes (a) any loan or advance made by the Borrower or any of its Subsidiaries to any other Person, (b) any Guarantee, and (c) any ownership or similar interest in any other Person; and the amount of any Investment shall be the original principal or capital amount thereof less all cash returns of principal or equity thereof (and without adjustment by reason of the financial condition of such other Person).

      "Lien" means any security interest, mortgage, pledge, lien, claim, charge, encumbrance, title retention agreement, lessor's interest under a Capitalized Lease or analogous instrument, in, of or on any of the Borrower's or any of its Subsidiaries' Property (whether held on the date hereof or hereafter acquired).

      "Majority Holders" means the holders of in excess of 50% in principal amount of the Notes at the applicable time outstanding.

      "Majority of the Warrant Holders" means at any time the holders of Warrants exercisable for at least 51% of the aggregate of all shares of Common Stock issuable upon exercise of the Warrants.

      "Material Adverse Effect" means any change or changes or effect or effects that individually or in the aggregate are or are likely to be materially adverse to (i) the assets, business, operations, income, prospects or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole (or, as the case may be, the Borrower and its Subsidiaries taken as a whole), (ii) the transactions contemplated by this Agreement or (iii) taken as a whole, the ability of the Borrower and its Subsidiaries to perform their respective obligations under this Agreement, the Notes and the Warrants.

      "Multiemployer Plan" means a multiemployer plan as defined in Section 3(37) or Section 4001(a)(3) of ERISA or Section 414(f) of the Code contributed to by the Borrower or by any of its Subsidiaries or ERISA Affiliates.

      "Note" has the meaning specified in Section 1.

      "OTS" means the Office of Thrift Supervision, and any successor agency.

      "Officer's Certificate" means with respect to any corporation, a certificate signed by the Chairman of the Board, the president, one of the Vice Presidents, or the chief financial officer of the specified corporation.

      "Order" has the meaning specified in Section 4.7.

      "Participation Agreement" shall mean the participation agreement relating to the sale to Bear Stearns & Co. of the securitization residuals from the Bank.

      "PBGC" means the Pension Benefit Guaranty Corporation, and any successor agency or Governmental Body performing similar functions.

      "Pension Plan" means an employee pension benefit plan, as defined in Section 3(2) of ERISA, excluding a Multiemployer Plan, maintained by or contributed to by the Borrower or any of its Subsidiaries or ERISA Affiliates.

      "Person" means and includes an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

      "Plan" and "Plans" means any employee benefit plan as defined in Section 3(3) of ERISA, excluding a Multiemployer Plan, established or maintained for the benefit of employees of the Borrower or any of its Subsidiaries or ERISA Affiliates.

      "Pledge and Security Agreement" means the Pledge and Security Agreement executed by Borrower, as debtor, in favor of Investor, as secured party, in the form attached hereto as Exhibit D.

      "Property" with respect to any Person, means any interest in any kind of property or asset, whether real, personal or mixed, tangible or intangible, of such Person.

      "Registrable Securities" means all shares of Common Stock issued or issuable upon exercise of the Warrants, and any shares of Common Stock issued or issuable by the Borrower in respect of any such issued or issuable shares of Common Stock by way of a stock dividend or stock split or in connection with a combination or subdivision of shares, reclassification, recapitalization, merger, consolidation or other reorganization of the Borrower.

      As to any particular Registrable Securities that have been issued, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of under such registration statement, (ii) they shall have been or can be distributed to the public pursuant to Rule 144, (iii) they shall have been otherwise transferred or disposed of, and new certificates therefor not bearing a legend restricting further transfer shall have been delivered by the Borrower, and subsequent transfer or disposition of them shall not require their registration or qualification under the Securities Act or any similar state law then in force, or (iv) they shall have ceased to be outstanding.

      "Registration Expenses" shall mean any and all out-of-pocket expenses incident to the Borrower's performance of or compliance with Section 16.10 hereof, including, without limitation, all SEC, stock exchange or National Association of Securities Dealers, Inc. ("NASD") registration and filing fees, all fees and expenses of complying with securities and blue sky laws (including the reasonable fees and disbursements of underwriters' counsel in connection with blue sky qualifications and NASD filings), all fees and expenses of the transfer agent and registrar for the Registrable Securities, all printing expenses, the fees and disbursements of counsel for the Borrower and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, and the reasonable fees and disbursements, not to exceed $20,000, of one firm of counsel (other than house counsel) retained by the holders of Registrable Securities being registered, but excluding underwriting discounts and commissions and applicable transfer and documentary stamp taxes, if any, which shall be borne by the seller of the securities in all cases.

      "Regulatory Authority" shall mean any Governmental Body having jurisdiction over Borrower or the Bank or the acquisition of control of the Borrower or the Bank by you.

      "Reportable Event" means any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder for which the 30-day notice requirement applies.

      "Restricted Payment" means, with respect to any Person,

        (a) the declaration or payment of any dividend or other distribution on, or the incurrence of any liability to make any other payment in respect of, capital stock of such person (other than one payable-solely in capital stock of such Person),

        (b) any payment or distribution on account of the purchase, redemption or other retirement of any capital stock of such Person, or of any warrant, option or other right to acquire such capital stock, or any other payment or distribution made in respect thereof, except any payment or distribution on account of the purchase, redemption or other retirement of capital stock of such Person out of the net cash proceeds received by such Person after the Closing Date from a substantially concurrent sale of other capital stock of such Person or warrants, options, or other rights to acquire such capital stock, and

        (c) any payment or distribution by such Person on account of the principal of, or interest or other amounts, with respect to any Indebtedness of the Borrower or its Subsidiaries which is subordinated and subject in right of payment to the prior payment of the Notes.

      The amount of any Restricted Payment made in the form of Property shall be deemed to be the greater of the fair market value or the net book value of such Property.

      "SEC" means the United States Securities and Exchange Commission and any other agency or Governmental Body that may hereafter succeed to the functions thereof.

      "Securities" shall have the meaning specified in Section 1.

      "Securities Act" means as of any date the Securities Act of 1933, as amended, or any similar Federal statute then in effect, and a reference to a particular section thereof shall include a reference to the comparable section, if any, of any such similar Federal statute.

      "Solvent" means, when used with respect to any Person, that: (a) the fair salable value of all its assets exceeds the amount that will be required to pay the probable liability on its debts (including contingent liabilities); (b) in the case of the Borrower only, it does not have unreasonably small capital to carry out its business as now conducted and as proposed to be conducted, including its capital needs; (c) it will not have incurred liabilities beyond its ability to pay such liabilities as they become due; and (d) it is not "insolvent" as such term is defined in Section 101(31) of the Bankruptcy Code of 1978, as amended.

      "Subsidiary" means as to any Person a corporation of which outstanding shares of stock having ordinary voting power (other than stock having such power only by reason of the happening of a contingency) to elect a majority of the Board of such corporation are at the time owned, directly or indirectly through one or more intermediaries, or both, by such Person.

      "Specified Percentage" means 30% or more of the aggregate amount of Warrants issued hereunder.

      "Transactions" means the transactions contemplated to occur on or prior to the Closing Date by this Agreement.

      "Unaudited Financial Statements" has the meaning specified in Section 4.5(a).

      "Voting Stock" means capital stock of any class or classes of a corporation the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of corporate directors (or Persons performing similar functions).

      "Warrant" and "Warrants" have the respective meanings specified in Section 1.

      "Warrant Holders" means at any time the holders of warrants and the holders of shares of Common Stock issued upon exercise of the Warrants.

      "Warrant Stock" has the meaning specified in Section 1.

      11.2  Accounting Terms.  All accounting terms used in this Agreement shall be applied on a consolidated basis for the Borrower and its Subsidiaries. Any accounting terms not specifically defined herein shall have the meanings customarily given them in accordance with GAAP.

    Section 12.  Events of Default.

      12.1  Events of Default: Remedies.  If any of the following events (herein called "Events of Default") shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or by operation of law or otherwise):

        (a) the Borrower shall default in the due and punctual payment or prepayment of all or any part of the principal of, any Note when and as the same shall become due and payable, whether at stated maturity, by acceleration, by notice of prepayment or otherwise;

        (b) the Borrower shall default in the due and punctual payment or prepayment of any interest on any Note when and as such interest shall become due and payable, and such default shall continue for a period of five days;

        (c) the Borrower shall default in the performance or observance of any of the covenants, agreements or conditions contained in Sections 10.1 through 10.8, inclusive, 10.10 through 10.12, and 10.15 through 10.18, inclusive, of this Agreement, and such default shall continue for a period of 15 days after written notice thereof.

        (d) the Borrower shall materially default in the performance or observance of any other of the covenants, agreements or conditions contained in this Agreement and the Pledge and Security Agreement and such default shall continue for a period of 60 days after written notice thereof;

        (e) [Intentionally deleted.]

        (f)  the Borrower or any of its Subsidiaries shall (1) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its Property, (2) be generally unable to pay its debts as such debts become due, (3) make a general Assignment for the benefit of its creditors, (4) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (5) file a petition seeking to take advantage of any other law providing for the relief of debtors, (6) fail to controvert in a timely or appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under such Bankruptcy Code, (7) admit in writing its inability to pay its debts generally as such debts become due, (8) take any action under the laws of its jurisdiction of organization analogous to any of the foregoing, or (9) take any requisite action for the purpose of effecting any of the foregoing;

        (g) a proceeding or case shall be commenced, without the application or consent of the Borrower or any of its Subsidiaries in any court of competent jurisdiction, seeking (1) the liquidation, reorganization, dissolution, winding up of the Borrower or any of such Subsidiaries or composition or readjustment of the debts of any of them, (2) the appointment of a trustee, receiver, custodian, liquidator or the like of the Borrower or any of its Subsidiaries or of all or any substantial part of the assets of any of them, or (3) similar relief in respect of the Borrower or any of its Subsidiaries under any law providing for the relief of debtors, and such proceeding or case shall continue undismissed, or unstayed and in effect, for a period of ninety (90) days; or an order for relief shall be entered in an involuntary case under such Bankruptcy Code, against the Borrower or any of its Subsidiaries; or action under the laws of the jurisdiction of organization of any of the Borrower or any of its Subsidiaries analogous to any of the foregoing shall be taken with respect to any of the Borrower or any of its Subsidiaries and shall continue undismissed, or unstayed and in effect, for a period of ninety (90) days;

        (h) [Intentionally deleted.]

        (i)  any Designee shall not be elected to the Board of Directors of Borrower, for a reason other than public misconduct or other inappropriate behavior of such Designee of such nature as to reasonably constitute grounds for removal for cause or as to subject Borrower to public disrepute, and Borrower shall not have appointed a substitute Designee identified by Borrower, to the Board of Directors within sixty (60) days;

        (j)  any representation or warranty made by or on behalf of the Borrower or any of its Subsidiaries, or any officer of any of them, in this Agreement or in any certificate or other instrument delivered hereunder or pursuant hereto, or in connection with any provision hereof, shall prove to be materially false or incorrect or breached in any material respect on the date as of which made;

        (k) any Reportable Event shall occur which could constitute grounds for termination by the PBGC of any Plan or for the appointment by the appropriate United States District Court of a trustee to administer any Plan and such Reportable Event is not corrected and such determination is not revoked within one hundred and twenty (120) days after the administrator of any Plan (if the Borrower, or any of its Subsidiaries or ERISA Affiliates is the administrator) or the Borrower or any of its Subsidiaries or ERISA Affiliates, as the case may be, has knowledge, or has reason to have knowledge, thereof; or the institution of proceedings by the PBGC to terminate any Plan or to appoint a trustee to administer any Plan, or the appointment of a trustee by the appropriate United States District Court to administer any Plan, or the termination of any Plan by its sponsor, or the complete or partial withdrawal from any Multiemployer Plan (including any transaction described in, and meeting the requirements of, Section 4204 of ERISA); where in any such case the aggregate liability of the Borrower and its Subsidiaries, and ERISA Affiliates for all such terminations or withdrawals exceeds or is reasonably likely to exceed $500,000; or

        (l)  there shall exist any failure of the perfection, validity, priority or enforceability of any Lien granted pursuant to this Agreement, other than a failure attributable to Investor;

then, so long as any Note is outstanding (i) upon the occurrence of any Event of Default described in Subsection (g) or (h) with respect to the Borrower or any of its Subsidiaries, the unpaid principal amount of all Notes, together with the interest accrued thereon or fees payable in connection therewith, shall automatically become immediately due and payable, without presentment, demand, notice, declaration, protest or other requirements of any kind, all of which are hereby expressly waived, or (ii) upon the occurrence of any other Event of Default, the holders of at least 25% of the unpaid principal amount of the Notes at the time outstanding may, by written notice to the Borrower, declare the unpaid principal amount of all Notes to be, and the same shall forthwith become, immediately due and payable, together with the interest accrued thereon, all without presentment, demand, notice, protest or other requirements of any kind, all of which are hereby expressly waived, provided that, during the existence of an Event of Default described in Subsection (a) or (b) with respect to any Note, the holder of such Note may, by written notice to the Borrower, declare such Note to be, and the same shall forthwith become, due and payable, together with the interest accrued thereon, all without presentment, demand, notice, protest or other requirements of any kind, all of which are hereby expressly waived. If any holder of any Note shall exercise the option specified in the proviso to the preceding sentence, the Borrower will forthwith give written notice thereof to the holders of all other outstanding Notes and each such holder may (whether or not such notice is given or received), by written notice to the Borrower, declare the principal of all Notes held by it to be, and the same shall forthwith become, immediately due and payable, together with the interest accrued and any fees payable thereon.

    In addition to the foregoing, the Holders may take any and all actions upon the occurrence of an Event of Default as are provided in the Pledge and Security Agreement or are otherwise applicable to a secured creditor upon default as are provided under applicable law.

    The provisions of this Section 13 are subject, however, to the condition that if, at any time after any Note shall have so become due and payable, the Borrower shall pay all arrears of interest on the Notes and all payments on account of the principal of and interest on the Notes which shall have become due otherwise than by acceleration (with interest on all such overdue principal, and, to the extent permitted by law, on overdue payments of interest, at the applicable rate per annum provided for in the Notes or this Agreement in respect of overdue amounts of principal interest), and all Events of Default (other than nonpayment of principal of and accrued interest on the Notes, due and payable solely by virtue of acceleration) shall be remedied or waived pursuant to Section 16.2, then, and in every such case, the Majority Holders, by written notice to the Borrower, may rescind and annul any such acceleration and its consequences with respect to the Notes; but no such action shall affect any subsequent Default or Event of Default or impair any right consequent thereon.

      12.2  Suits for Enforcement.  If any Event of Default shall have occurred and be continuing, the holder of any Note may proceed to protect and enforce its rights, either by suit in equity or by action at law, or both, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the exercise of any power granted in this Agreement, or the holder of any Note may proceed to enforce the payment of all sums due upon such Note or to enforce any other legal or equitable right of the holders of such Note.

      The Borrower covenants that, if it shall default in the making of any payment of principal of, or interest on, any Note or in the performance or observance of any agreement contained in this Agreement, it will pay to the holder thereof such further amounts, to the extent lawful, as shall be sufficient to pay the costs and expenses of collection or of otherwise enforcing such holders rights, including reasonable counsel fees.

      12.3  Remedies Cumulative.  No remedy herein conferred upon you or the holder of any Note is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

      12.4  Remedies Not Waived.  No course of dealing between the Borrower and you or the holder of any other Note and no delay or failure in exercising any rights hereunder or under any Note in respect thereof shall operate as a waiver of any of your rights or the rights of any holder of such Note.

    Section 13.  Termination Prior to Closing.

      13.1  Conditions for Termination.  This Agreement shall terminate and be of no further force and effect as between the parties hereto as to any executory obligation thereof, upon the occurrence of any of the following, but only if such occurrence shall have taken place prior to the Closing:

        (a) The expiration of ten (10) days after any governmental agency shall have denied or refused to grant any approvals or consents required to be obtained pursuant to this Agreement, unless within said ten (10) day period the parties mutually agree to submit or resubmit an application to, or appeal the decision of, the regulatory authority which denied or refused to grant approval thereof;

        (b) The expiration of fifteen (15) Business Days from the date that any party has given written notice to the other party of such other party's material breach or material misrepresentation of any warranty, representation or covenant in this Agreement (including without limitation the failure by Borrower to consummate the transaction as a result of a competing acquisition proposal, irrespective whether Borrower shall have breached Section 10.13 of this Agreement and including any Event of Default under subparagraphs (f), (g), (h), (j) and (k) of Section 12.1, but none of the other subparagraphs of such Section); provided, however, that no such termination shall take effect if within such fifteen (15) day period the party so notified shall have fully and completely corrected the grounds for termination as specified in such notice.

        (c) If the Closing shall not have occurred by September 30, 2001, unless extended by mutual agreement in writing of the parties.

        (d) Mutual agreement in writing of the parties to terminate.

        (e) If either party has failed to disclose in writing to the other party facts known to it that would have a material adverse effect on its ability to obtain all requisite regulatory consents or to perform its obligations under this Agreement.

      13.2  Effect of Termination.  Termination of this Agreement pursuant to Section 13.1 or for any reason or in any manner shall not release, or be construed to release, any party hereto from liability or damage to any other party arising out of, in connection with, or otherwise relating to, directly or indirectly, such party's material breach, default or failure in performance of any material covenants, agreements, duties or obligations arising hereunder.

      13.3  Termination Payment by Investor.  The parties acknowledge that you have, concurrently with the execution of this Agreement, deposited the sum of $750,000 with an Escrow Agent mutually acceptable to Borrower and you, in accordance with the terms of an Escrow Agreement mutually acceptable to Borrower and you, and not inconsistent with this Agreement. All interest and earnings on the sums on deposit with the Escrow Agent shall be payable to you. Investor shall be entitled to reimbursement from such sums held by the Escrow Agent of all expenses of Investor paid or incurred in connection with the Transactions prior to or on the Closing, or if the Agreement is terminated prior to Closing, paid or incurred prior to such termination, and the Escrow Agreement shall provide for the Escrow Agent to disburse funds to you or any payee of such expenses upon your request therefor. On the Closing, all sums deposited with the Escrow Agent shall be applied first, to payment or reimbursement of Investor's costs and expenses in connection with the Transactions, to the extent not previously paid or reimbursed from escrow, and then to the purchase of the Notes. The purchase price for the Notes shall be reduced by the amount of Investors costs and expenses. In the event this Agreement is terminated for any reason other than a material breach by you, including without limitation failure to secure regulatory approvals, all sums held by the Escrow Agent shall be returned to you, and Borrower shall be required to reimburse you for any expenses paid or incurred by you to the extent required by paragraph (a) of Section 16.3. In the event this Agreement is terminated as a result of a material breach by you, Borrower shall be entitled to retain (i) all sums then on deposit with the Escrow Agent, less (ii) any interest or earnings owing to you and less (iii) the amount any expenses payable or reimbursable pursuant to paragraph (a) of Section 16.3.

      13.4  Termination Payment by Borrower.  In the event this Agreement is terminated prior to Closing by you under paragraph (b) of Section 13.1 as a result of a material breach by Borrower (including without limitation the failure by Borrower to consummate the transaction as a result of a competing acquisition proposal, irrespective whether Borrower shall have breached Section 10.13 of this Agreement), Borrower agrees to reimburse you, as a termination payment and as liquidated damages, in an amount equal to the sum of (i) expenses paid or incurred by the Investor in connection with the transactions contemplated under this Agreement upon submission of reasonable documentation with respect to such expenses; and (ii) $600,000.

      13.5  [intentionally deleted].

      13.6  Liquidated Damages.  The parties agree that the exact amount of monetary damage to you arising from the termination of this Agreement under the circumstances described in Section 13.4 would be extremely difficult to predict, and that the payment described in Section 13.4 constitutes a reasonable attempt to fix such damages as of the date of this Agreement. The parties further agree that the exact amount of monetary damage to Borrower arising from the termination of this agreement under the circumstances described in Section 13.3 would be extremely difficult to predict, and that the payment described in Section 13.3 constitutes a reasonable attempt to fix such damages as of the date of this Agreement. Retention or payment of such amount shall be the sole and exclusive remedy of either Borrower or Investor for the termination of this Agreement.

      Initials of Investor /s/ EN  and Borrower /s/ SG.

    Section 14.  Registration, Exchange, and Transfer of Notes.  If requested by the Investor, the Borrower will keep at its principal executive office a register, in which, subject to such reasonable regulations as it may prescribe, but at its expense (other than transfer taxes, if any), the Borrower will provide for the registration and transfer of Notes. Whenever any Note or Notes shall be surrendered either at the principal executive office of the Borrower or at the place of payment named in the Note for transfer or exchange, accompanied (if so required by the Borrower) by a written instrument of transfer in form reasonably satisfactory to the Borrower duly executed by the holder thereof or by such holder's attorney duly authorized in writing, the Borrower will execute and deliver in exchange therefor a new Note or Notes in such denominations as may be requested by such holder, of like tenor and in the same aggregate unpaid principal amount as the aggregate unpaid principal amount of the Note or Notes so surrendered. Any Note issued in exchange for any other Note or upon transfer thereof shall carry the rights to unpaid interest and interest to accrue which were carried by the Note so exchanged or transferred, and neither gain nor loss of interest shall result from any such transfer or exchange. Any transfer tax or governmental charge relating to such transaction shall be paid by the holder requesting the exchange. The Borrower and any of their respective agents may treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving payment of the principal of and interest and other amounts on such Note and for all other purposes whatsoever, whether or not such Note be overdue. Nothing in this Section 14 shall in any way require the consent or approval of the Borrower to any transfer or hypothecation of any Note.

    Section 15.  Lost, Stolen, Damaged and Destroyed Securities.  At the request of any holder of any Note or Warrant, the Borrower will issue and deliver at its expense, in replacement of any Note or Warrant lost, stolen, damaged or destroyed, upon surrender thereof, if mutilated, a new Note in the same aggregate unpaid principal amount, and otherwise of the same tenor, or a new Warrant containing the same rights with respect to the exercise price, conditions (if any) to exercise, expiration date, anti-dilution provisions, and number of shares of Warrant Stock issuable thereunder, as the Note or Warrant so lost, stolen, damaged or destroyed, duly executed by the Borrower. The Borrower may condition the replacement of a Note or Warrant reported by the holder thereof as lost, stolen, damaged or destroyed, upon the receipt from such holder of an indemnity or security reasonably satisfactory to the Borrower; provided, that if such holder shall be you or your nominee or another Eligible Holder or its nominee, your or such Eligible Holder's unsecured agreement of indemnity shall be sufficient for purposes of this Section.

    Section 16.  Miscellaneous.

      16.1  Payments.  Notwithstanding anything to the contrary in this Agreement or in the Notes, the Borrower agrees that, so long as you or any nominee designated by you shall hold any Notes, the Borrower shall cause all payments of principal of and interest on the Notes, and all payments of dividends and other amounts payable to you in respect of the Common Stock issued to you upon exercise of the Warrants, to be made to you in the manner and to the address specified in Section 16.6 herein, or in such other manner or to such other address as you may designate in writing. You agree that prior to the sale, transfer or disposition of any Note you will make a notation thereon of the portion of the principal amount paid or prepaid and the date to which interest has been paid thereon or surrender the same in exchange for a new Note or Notes of the same tenor and of authorized denominations in aggregate principal amount equal to the aggregate unpaid principal amount of the Note or Notes so surrendered, duly executed by the Borrower. The Borrower shall enter into an agreement similar to that contained in this Section with any other Eligible Holder (or nominee thereof).

      16.2  Amendment and Waiver.

        (a) Any term, covenant, agreement or condition of this Agreement or of the Notes may, with the consent of the Borrower, be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by one or more substantially concurrent written instruments signed by the Majority Holders, except that

          (1) no such amendment or waiver shall (a) reduce the principal of, or the rate of interest on, any of the Notes, (b) change the time of payment of all or any portion of the principal of or interest payable with respect to any of the Notes, (c) modify any of the provisions of this Agreement or of the Notes with respect to the payment or prepayment of the principal thereof or interest thereon, (d) reduce the percentage of Notes required with respect to any such amendment or to effectuate any such waiver, or (e) modify any provision of this Section, without in each case the specific prior written consent of the holders of all of the Notes at the time outstanding; and

          (2) no such waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon.

        (b) Any amendment or waiver pursuant to Subsection (a) of this Section 16.2 shall apply equally to all holders of the Notes at the time and shall be binding upon them, upon each future holder of any Note, and upon the Borrower, in each case whether or not a notation thereof shall have been placed on any Note.

        (c) Notwithstanding any other provision contained in this Section 16.2 or elsewhere in this Agreement to the contrary, Notes which at any time are held by the Borrower or by any Subsidiary or Affiliate of the Borrower shall not be deemed outstanding for purposes of any vote, consent, approval, waiver or other action required or permitted to be taken by the holders of Notes, or by any of them, under the provisions of this Section 16.2 or Section 13 of this Agreement, and neither the Borrower nor any such Subsidiary or Affiliate shall be entitled to exercise any right as a holder of Notes with respect to any such vote, consent, approval or waiver or to take or participate in taking any such action at any time.

      16.3  Expenses.  (a) The Borrower agrees, whether or not the transactions hereby contemplated shall be consummated and, if not consummated, regardless of the reasons therefor, to pay and save you harmless against any and all liability for the payment of all reasonable out-of-pocket expenses arising in connection with this Agreement and the other instruments and the transactions hereby contemplated, all expenses incurred in connection with the reproduction of such agreements and instruments and all stamp and other similar taxes (together in each case with interest and penalties, if any) which may be payable in respect of the execution and delivery of such agreement or instruments, or the issuance, delivery or acquisition by you of any Security or otherwise pursuant to this Agreement, and the fees and disbursements of counsel in connection with preparation of such agreements and instruments and the transactions hereby and thereby contemplated, and the fees and disbursements of the Investor's accountants and any costs or fees in connection with preparation of regulatory applications; provided, however, that in the event the Closing shall not occur for any reason other than a material breach by Borrower, the aggregate amount of such expenses shall be limited to $150,000. Investor shall be entitled to be reimbursed for all such expenses paid or incurred by Investor prior to or upon the Closing, or if the Closing shall not occur, upon termination of this Agreement for whatever reason.

        (b) On and after the Closing, the Borrower also agrees to pay and save you harmless against any and all liability for expenses incurred with respect to the enforcement of any provision of this Agreement or any document or instrument executed in connection therewith, any proposed amendments or waivers (whether or not the same shall be signed or shall become effective) under or in respect of any such agreement or instrument and the consideration of any legal questions relevant thereto, (including, without limitation, in connection with any such enforcement, amendment, waiver or consideration of legal questions)

        (c) The obligations of the Borrower under this Section 16.3 shall survive the Closing, the payment or transfer of any Note, the enforcement of any provision hereof or any document or instrument executed in connection therewith, any such amendments or waivers and any such consideration of legal questions.

      16.4  Survival of Representations and Warranties.  All representations and warranties contained herein or made in writing by or on behalf of any party to this Agreement or otherwise in connection herewith, shall (i) survive the execution and delivery of this Agreement and the delivery of the Securities to you and shall continue in effect as long as any of the Securities is outstanding and thereafter as provided in Section 16.3 and (ii) be deemed to be material and to have been relied upon by the other party, regardless of any investigation made by or on behalf of such other party.

      16.5  Successors and Assigns.  All representations, warranties, covenants and agreements in this Agreement contained by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not, except that you shall not be obligated to purchase any Note or warrant from any issuer other than the Borrower. The provisions of this Agreement are intended to be for the benefit of all holders, from time to time, of any Securities purchased pursuant hereto, and shall be enforceable by any such holder, whether or not an express assignment to such holder of rights under this Agreement has been made by you or your successor or assign.

      16.6  Notices.  All communications provided for hereunder shall be in writing and delivered by hand or sent by first class mail or sent by telex or telecopy (with such telex or telecopy to be confirmed promptly in writing sent by first class mail), sent (i) if to you, to NEW LIFE HOLDINGS, LLC, 11940 San Vicente Boulevard, Los Angeles, California 90049 or to such other address or telex or telecopy number as you may have designated to the Borrower in writing; (ii) if to any other holder of any Notes, to the address or telex or telecopy number (if any) of such holder as set forth in the register maintained pursuant to Section 14; and (iii) if to the Borrower, to Corporation, 10540 Magnolia Avenue, Suite B, Riverside, California 92505, Attention: Steven Gardner, Chief Executive Officer; or to such other address or addresses or telex or telecopy number or numbers as the Borrower may most recently have designated in writing to the holders of Notes by such notice. All such communications shall be deemed to have been given or made when so delivered by hand or sent by telex (answerback received) or telecopy, or three (3) Business Days after being so mailed.

      16.7  Governing Law.  THIS AGREEMENT, THE NOTES AND THE WARRANTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA (WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES OF SUCH STATE).

    16.8  Submission to Jurisdiction: Waiver of Service and Venue.

        (a) THE BORROWER HEREBY CONSENTS AND AGREES TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING WITHIN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AND WAIVES ANY OBJECTION BASED ON VENUE OR FORUM NON CONVENIENS WITH RESPECT TO ANY ACTION INSTITUTED THEREIN, AND AGREES THAT IT SHALL NOT COMMENCE ANY ACTION OR PROCEEDING RELATING TO ANY DISPUTE CONCERNING THE RELATIONSHIP BETWEEN ANY PURCHASER OR HOLDER OF NOTES, ON THE ONE HAND, AND THE BORROWER, ON THE OTHER HAND, OR THE CONDUCT OF ANY PARTY IN CONNECTION WITH THIS AGREEMENT OR OTHERWISE EXCEPT IN THE COURTS DESCRIBED ABOVE.

      16.9  Indemnification.  In consideration of the execution and delivery of this Agreement by you, the Borrower hereby agrees to defend, indemnify, exonerate and hold you and any Eligible Holder and each of your and its officers, directors, employees and agents (herein collectively called the "Indemnitees") free and harmless from and against any and all actions, causes of action, suits, losses, liabilities and damages, and expenses in connection therewith, including, without limitation, reasonable counsel fees and disbursements (herein collectively called the "Indemnified Liabilities"), incurred by the Indemnitees or any of them as a result of, or arising out of or relating to:

        (a) any transaction financed or to be financed in whole or in part directly or indirectly with proceeds from the sale of any of the Securities,

        (b) the execution, delivery, performance or enforcement of this Agreement or any instrument contemplated hereby by any of the Indemnitees, or

        (c) any Environmental Matter, any Environmental Law or the actual or alleged existence or release of any Hazardous Material, except for any such Indemnified Liabilities arising on account of any Indemnitee's gross negligence or willful misconduct, and if and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The obligations of the Borrower under this Section 16.9 shall survive the payment or transfer of any Note and the enforcement of any provision hereof or thereof.

      16.10  Registration Rights.

        (a) Demand Registrations.

          (1) At any time after June 30, 2002, a Specified Percentage of the Warrant Holders may request in writing that the Borrower effect the registration under the Securities Act of all or part of such Warrant Holder's or Warrant Holders' Registrable Securities, specifying in the request the number and type of Registrable Securities to be registered by each such holder and the intended method of disposition thereof (such notice is hereinafter referred to as a "Holder Request"), with such offering of securities to have a value of at least $3,000,000. Upon receipt of such Holder Request, the Borrower will promptly give written notice of such requested registration to all other holders of Registrable Securities, which other holders shall have the right to include the Registrable Securities held by them in such registration and thereupon each Borrower will, as expeditiously as possible, use its best efforts to effect the registration under the Securities Act of the Registrable Securities which the Borrower has been so requested to register by such Warrant Holders; provided, however, that the Borrower shall not be obligated to effect more than two registrations pursuant to this Section 16.10(a), and provided, further, that the Borrower shall not be obligated to effect a registration pursuant to this Section 16.10(a) unless the number of Registrable Securities requested to be registered pursuant to all Holder Requests shall be equal to at least thirty percent (30%) of all shares of Common Stock issued or issuable upon the exercise of the Warrants; provided, further, that the Borrower shall be entitled to postpone effecting a registration for up to ninety (90) days once during any twelve-month period.

          (2) If the Borrower proposes to effect a registration requested pursuant to this Section 16.10(a) by the filing of a registration statement on Form S-3 (or any similar short-form registration statement) the Borrower will comply with any request by the managing underwriter to effect such registration on another permitted form if such managing underwriter advises the Borrower that, in its opinion, the use of another form of registration statement is of material importance to the success of such proposed offering.

          (3) A registration requested pursuant to Section 16.10(a) will not be deemed to have been effected unless it has become effective; provided, that, if after it has become effective, the offering of Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, such registration will be deemed not to have been effected.

          (4) The Borrower will pay all Registration Expenses in connection with each of the registrations of Registrable Securities effected by it pursuant to this Section 16.10(a).

          (5) The holders requesting the registration shall have the right to select the investment banker (or investment bankers) subject to Borrower's approval, not to be unreasonably withheld, that shall manage the offering (collectively, the "managing underwriter").

          (6) Whenever a requested registration pursuant to this Section 16.10(a) involves a firm commitment underwriting (an "Underwritten Offering"), the only shares that may be included in such Offering are (i) Registrable Securities, (ii) other shares of Common Stock which are sought to be included by the Borrower in such Offering ("Borrower Securities"), and (iii) other shares of Common Stock issued and outstanding on the date thereof, which are sought to be included by the holders thereof in such Offering ("Additional Securities").

          (7) If a registration pursuant to this Section 16.10(a) involves an Underwritten Offering and the managing underwriter shall advise the Borrower that, in its judgment, the number of shares proposed to be included in such Offering should be limited due to market conditions, then the Borrower will promptly so advise each holder of Registrable Securities that has requested registration, and (i) the Additional Securities, if any, shall first be excluded from such Offering pro rata, based on the respective number of shares of Additional Securities as to which registration has been requested by the holders thereof, to the extent necessary to meet such limitation; (ii) if further exclusions are necessary to meet such limitation, Borrower Securities, if any, shall be excluded to the extent necessary to meet such limitation; and (iii) if still further exclusions are necessary to meet such limitation, Registrable Securities held by the Warrant Holders shall be excluded pro rata, based on the respective number of shares of Registrable Securities as to which registration has been requested by such holders.

          (8) To the extent that any shares of Common Stock requested to be included in a sale pursuant to this Section 16.10(a) are issuable (but have not been issued) upon the exercise of Warrants, such Warrants shall be exercised and such shares of Common Stock shall be issued upon the sale of the relevant Registrable Securities in connection with an effective registration statement effected under the provisions of this section 16.10(a). The Warrant Holders and the Borrower shall take any action necessary to effect the required exercise of such Warrants for shares of Common Stock to effect such sale. The Borrower will not grant to any Person the right to request the Borrower to register any equity or debt securities of the Borrower which rights are superior or pari passu, or any securities convertible or exchangeable into or exercisable for such securities, without the written consent of the Majority of the Warrant Holders.

          (9) If the Borrower shall determine not to register all of the Registrable Securities as requested by a Specified Percentage of the Warrant Holders pursuant to this Section 16.10(a), it shall give prompt written notice of such determination (the "Determination Notice") to each holder of Registrable Securities within thirty-five (35) days after the initial request for such registration. Following the receipt of the Determination Notice, a Specified Percentage of the Warrant Holders shall submit to the Borrower a list of three (3) investment banking firms of recognized standing, and the Borrower shall have ten (10) days following receipt of such list to select, by written notice to such holders (the "Selection Notice") one of such firms (the "Selected Investment Banking Firm"). The Determination Notice shall contain an irrevocable commitment by the Borrower to purchase all of the Registrable Securities for which demand for registration had been so made, at a price per share determined, within sixty (60) days of the Selection Notice by the Selected Investment Banking Firm, to be the estimated "price per share to the public" if such shares and such additional shares representing in the aggregate thirty percent (30%) of the equity ownership of the Borrower had been included in an Underwritten Offering of the Borrower's Common Stock. All costs, fees and expenses of the Selected Investment Banking Firm shall be borne solely by the Borrower. Within thirty-five (35) days after receipt of written notice of such price per share, each Warrant Holder may elect, by written notice to the Borrower, to sell to the Borrower at such price per share any or all of such Warrant Holder's Registrable Securities for which demand for registration had been made pursuant to this Section 16.10(a).

        (b) Form S-3 Registration. In case the Borrower shall receive from any Warrant Holders constituting a Specified Percentage thereof a written request or requests that the Borrower effect a registration on Form S-3 (or any similar successor form) and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or holders, the Borrower will:

          (1) Promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

          (2) As soon as practicable, use its best efforts to effect such registration and all such qualifications and compliances as may be so requetested and as would permit or faciliatate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Warrant Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Borrower; provided, however, that the Borrower shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 16.10(b): (i) if the Borrower is not qualified as a registrant entitled to use Form S-3 (or the applicable successor form); (ii) if the Holders, together with the holder of any other securities of the Borrower entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than One Million Dollars ($1,000,000); (iii) if the Borrower shall furnish to the Holder a certificate signed by the President of the Borrower stating that in the good faith judgement of the board of Directors of the Borrower, it would be seriously detrimental to the Borrower and its shareholders for such Form S-3 registration to be effected at such time, in which event the Borrower shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 16.10(b); provided, however, that the Borrower shall not utilize this right more than once in any twelve-month period; (iv) if the Borrower has, within the six-month period preceding the date of such request, already effected one (1) registration on Form S-3 (or applicable successor form) at the request of the Holders, which registration has been declared effective; or (v) in any particular jurisdiction in which the Borrower would be required to qualify to do business or to execute a general consent to service of process in effect in such registration, qualification or compliance. The Borrower shall not be required to effect more than two (2) registrations under this Section 16.10(b).

          (3) Subject to the foregoing, the Borrower shall file and use its best efforts to bring effective a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. The Warrant Holders rights under this Section 16.10 shall terminate when their shares can be sold under Rule 144.

          (4) The provisions of subparagraphs (3), (4), (5), (6), (7), (8) and (9) of paragraph (a) of this Section 16.10 shall likewise be applicable to registrations effected pursuant to this paragraph (b).

        (c) Piggyback Registrations.

          (1) If the Borrower at any time proposes to register any of its equity or debt securities under the Securities Act, whether or not for sale for its own account, on a form and in a manner that would permit registration of Registrable Securities for sale to the public under the Securities Act, it will give written notice to all the holders of Registrable Securities promptly of its intention to do so, describing such securities and specifying the form and manner and the other relevant facts involved in such proposed registration (including, without limitation, (x) whether or not such registration will be in connection with an underwritten offering of Registrable Securities and, if so, the identity of the managing underwriter and whether such offering will be pursuant to a "best efforts" or "firm commitment" underwriting and (y) the price (net of any underwriting commissions, discounts and the like) at which the Registrable Securities are reasonably expected to be sold). Upon the written request of any such holder delivered to the Borrower within 30 calendar days after the receipt of any such notice (which request shall specify the

      Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Borrower will use its best efforts to effect the registration under the Securities Act of all of the Registrable Securities that the Borrower has been so requested to register; provided, however, that:

            (A) If, at any time after giving such written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Borrower shall determine for any reason not to register such securities, the Borrower may, at its election, give written notice of such determination to each holder of Registrable Securities who made a request as hereinabove provided and thereupon the Borrower shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of the holders of the Registrable Securities to request that such registration be effected as a registration under Section 16.10(a).

            (B) If such registration involves an Underwritten offering, all holders of Registrable Securities requesting to be included in the Borrower's registration must sell their Registrable Securities to the underwriters selected by the Borrower on the same terms and conditions as apply to the Borrower.

          (2) No registration effected under this Section 16.10(c) shall relieve the Borrower of its obligation to effect registration upon request under Section 16.10(a); provided, however, that the Borrower shall not be obligated to effect more than two (2) registrations under this Section 16.10(c).

          (3) The Borrower shall not be obligated to effect any registration of Registrable Securities under this Section 16.10(c) incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, dividend reinvestment plans or stock option or other employee benefit plans.

          (4) The Registration Expenses incurred in connection with each registration of Registrable Securities requested pursuant to this Section 16.10(c) shall be paid by the Borrower.

          (5) If a registration pursuant to this Section 16.10(c) involves an Underwritten Offering and the managing underwriter advises the Borrower that, in its opinion, the number of securities proposed to be included in such registration should be limited due to market conditions, then the Borrower will include in such registration (i) first, the securities the Borrower proposes to sell, and (ii) second, the number of such Registrable Securities and Additional Securities requested to be included in such registration that, in the opinion of such managing underwriter, can be sold, such amount to be allocated pro rata among all such requesting holders of Registrable Securities and Additional Securities on the basis of the relative number of shares of securities each such holder has requested to be included in such registration.

          (6) In connection with any Underwritten Offering with respect to which holders of Registrable Securities shall have requested registration pursuant to this Section 16.10(c), the Borrower shall have the right to select the managing underwriter with respect to the offering: provided that such managing underwriter is reasonably acceptable to the holders of a majority of the Registrable Securities requested to be sold in such Underwritten Offering.

          (7) Warrants exercisable to purchase shares of Common Stock which shares are requested to be included in a sale pursuant to this Section 16.10(c) shall be exercised for such shares of Common Stock upon the sale of the relevant Registrable Securities in connection with an effective registration statement under the provisions of this Section 16.10(c). The Borrower and the holders of such Warrants shall take any action necessary to effect the required exercise of such Warrants for shares of Common Stock to effect such sale.

        (d) Registration Procedures.

          (1) If and whenever the Borrower is required to use its best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in Section 16.10(a), 16.10(b) or 16.10(c), the Borrower will, as expeditiously as possible:

          (2) Prepare and, in any event within 60 calendar days after the end of the period within which requests for registration may be given to the Borrower, file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective (provided, that, in the case of a registration provided for in Section 16.10(a) or 16.10(c), before filing a registration statement or prospectus or any amendments or supplements thereto, the Borrower, will furnish to the counsel selected by the Warrant Holders copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel; and, provided, further, that the Borrower may discontinue any registration of its securities that is being effected pursuant to Section 16.10(c) at any time prior to the effective date of the registration statement relating thereto).

          (3) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period as may be requested by the Warrant Holders not exceeding three (3) months and to comply with the provisions of the Securities Act with respect to the disposition of all Securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement.

          (4) Furnish to each holder of Registrable Securities covered by the registration statement and to each underwriter, if any, of such Registrable Securities, such number of copies of a prospectus and preliminary prospectus for delivery in conformity with the requirements of the Securities Act, and such other documents, as such Person may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities.

          (5) Use its best efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition of the Registrable Securities owned by such seller, in such jurisdictions, except that the Borrower shall not for any such purpose be required (A) to qualify to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Section 16.10(d)(5), it is not then so qualified, or (B) to subject itself to taxation in any such jurisdiction, or (C) to take any action which would subject it to general or unlimited service of process in any such jurisdiction where it is not then so subject.

          (6) Use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities.

          (7) Immediately notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in Section 16.10(c)(1)(B), if the Borrower becomes aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, at the request of any such seller, deliver a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          (8) Otherwise use its best efforts to comply with all applicable rules and regulations of the SEC and make generally available to its security holders, in each case as soon as practicable, but not later than 45 calendar days after the close of the period covered thereby (90 calendar days in case the period covered corresponds to a fiscal year of the Borrower), an earnings statement of the Borrower which will satisfy the provisions of Section 11(a) of the Securities Act.

          (9) Use its best efforts in cooperation with the underwriters to list such Registrable Securities on each securities exchange as they may reasonably designate.

          (10) In the event the offering is an Underwritten offering, use its best efforts to obtain a "cold comfort" letter from the independent public accountants for the Borrower in customary form and covering such matters of the type customarily covered by such letters as (i) the Warrant Holders or (ii) the sellers of a majority of any class of such Registrable Securities (excluding shares being sold by the Warrant Holders) reasonably request, in order to effect an underwritten public offering of such Registrable Securities.

          (11) Execute and deliver all instruments and documents (including in an Underwritten Offering an underwriting agreement in customary form) and take such other actions and obtain such certificates and opinions as (i) the Warrant Holders or (ii) sellers of a majority of any class of such Registrable Securities (excluding shares being sold by the Warrant Holders) reasonably request in order to effect an underwritten public offering of such Registrable Securities.

          (12) Each holder of Registrable Securities will, upon receipt of any notice from the Borrower of the happening of any event of the kind described in Section 16.10(c)(1)(F), forthwith discontinue disposition of the Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 16.10(c)(1)(F).

          (13) If a registration pursuant to Section 16.10(a), 16.10(b) or 16.10(c) involves an Underwritten Offering, each holder of Registrable Securities agrees, whether or not such holder's Registrable Securities are included in such registration, not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities, or of any security convertible into or exchangeable or exercisable for any Registrable Securities (other than as part of such Underwritten Offering), without the consent of the managing underwriter, during a period commencing seven calendar days before and ending 90 calendar days (or such lesser number as the managing underwriter shall designate) after the effective date of such registration.

          (14) If a registration pursuant to Section 16.10(a), 16.10(b) or 16.10(c) involves an Underwritten Offering, the Borrower agrees, if so required by the managing underwriter, not to effect any public sale or distribution of any of its equity or debt securities, as the case may be, or securities convertible into or exchangeable or exercisable for any of such equity or debt securities, as the case may be, during a period commencing seven calendar days before and ending 90 calendar days after the effective date of such registration, except for such Underwritten Offering or except in connection with a stock option plan, stock purchase plan, savings or similar plan, or an acquisition, merger or exchange offer.

          (15) If a registration pursuant to Section 16.10(a), 16.10(b) or 16.10(c) involves an Underwritten Offering, a majority of the holders of Registrable Securities requesting to be included in such registration may elect, in writing, prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration, unless such holder has agreed with the Borrower or the managing underwriter to limit its right under this Section 16.10(d). Notwithstanding such election, such registration shall be counted toward the applicable limitations on number of registrations required to be effected under Section 16.10(a), 16.10(b) or 16.10(c), as the case may be, unless such Holders shall have reimbursed Borrower for the reasonable and documented costs of such registration.

          (16) It is understood that in any Underwritten Offering in addition to any shares of stock (the "initial shares") the underwriters have committed to purchase, the underwriting agreement may grant the underwriters an option to purchase up to a number of additional shares of stock (the "option shares") equal to 15% of the initial shares (or such other maximum amount as the NASD may then permit), solely to cover over-allotments. Shares of stock proposed to be sold by the Borrower and the other sellers shall be allocated between initial shares and option securities as agreed or, in the absence of agreement, pursuant to Section 16.10(a)(7) or 16.10(c)(5), as the case may be. The number of initial shares and option shares to be sold by requesting holders shall be allocated pro rata among all such holders on the basis of the relative number of shares of Registrable Securities each such holder has requested to be included in such registration.

          (17) Notwithstanding anything in this Section 16.10 to the contrary, in lieu of exercising any Warrant prior to or simultaneously with the filing or the effectiveness of any registration statement filed pursuant to this Section 16.10, the holder of such Warrant may sell such Warrant to the underwriter of the offering being registered upon the undertaking of such underwriter to exercise such Warrant before making any distribution pursuant to such registration statement and to include the Common Stock issued upon such exercise among the securities being offered pursuant to such registration statement. The Borrower agrees to cause such Common Stock to be included among the securities being offered pursuant to such registration statement to be issued within such time as will permit the underwriter to make and complete the distribution contemplated by the underwriting.

        (e) Indemnification.

          (1) In the event of any registration of any securities of the Borrower under the Securities Act pursuant to Section 16.10(a), 16.10(b) or 16.10(c), the Borrower will, and it hereby agrees to, indemnify and hold harmless, to the extent permitted by law, each seller of any Registrable Securities covered by such registration statement, its directors and officers or general and limited partners (and directors and officers thereof and, if such seller is a portfolio or investment fund, its investment advisors or agents, and, with respect to any indemnification to be provided to Holder, and its directors, its employees and officers), each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, as follows:

            (A) against any and all loss, liability, claim, damage or expense whatsoever arising out of or based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein not misleading;

            (B) against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Borrower; and

            (C) against any and all expense reasonably incurred by them in connection with investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (A) or (B) above;

          provided, however, that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Borrower by or on behalf of any underwriter or Holder of securities expressly for use in the preparation of any registration statement (or any amendment thereto) or any preliminary prospectus or prospectus (or any amendment or supplement thereto): and provided, further, that the Borrower will not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, under the indemnity agreement in this Section 16.10(e)(1) with respect to any preliminary prospectus or final prospectus or final prospectus as amended or supplemented, as the case may be, to the extent that any such loss, claim, damage or liability of such underwriter or controlling Person results from the fact that such underwriter sold Registrable Securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented, whichever is most recent, if the Borrower has previously furnished copies thereof to such underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, general or limited partner, investment advisor or agent, underwriter or controlling Person and shall survive the transfer of such securities by such seller.

          (2) The Borrower may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with Section 16.10(a), 16.10(b) or 16.10(c), that the Borrower shall have received an undertaking reasonably satisfactory to it from the prospective seller of such Registrable Securities or any underwriter, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 16.10(e)(1)) the Borrower with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Borrower by or on behalf of such seller or underwriter specifically stating that it is for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Borrower or any such director, officer or controlling Person and shall survive the transfer of such securities by such seller. In that event, the obligations of the Borrower and such sellers pursuant to this Section 16.10(e) are to be several and not joint; provided, however, that, with respect to each claim pursuant to this Section, the Borrower shall be liable for the full amount of such claim, and each such seller's liability under this Section 16.10(e) shall be limited to an amount equal to the net proceeds (after deducting the indemnity discount and expenses) received by such seller from the sale of Registrable Securities held by such seller pursuant to this Agreement.

          (3) Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding involving a claim referred to in this Section 16.10(e), such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to such indemnifying party of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as herein provided shall not relieve the indemnifying party of provided obligations under this Section 16.10(e), except to the extent (not including any such notice of an underwriter) that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim (in which case the indemnifying party shall not be liable for the fees and expenses of more than one firm of counsel for a majority of the sellers of Registrable Securities, or more than one firm of counsel for the underwriters in connection with any one action or separate but similar or related actions), the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnifying party in connection with the defense thereof.

          (4) The Borrower and each seller of Registrable Securities shall provide for the foregoing indemnity (with appropriate modifications) in any underwriting agreement with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority.

        (f)  Contribution. In order to provide for just and equitable contribution in circumstances under which the indemnity contemplated by Section 16.10(e) is for any reason not available,

    the parties required to indemnify by the terms thereof shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Borrower, any seller of Registrable Securities and one or more of the underwriters, except to the extent that contribution is not permitted under Section 11(f) of the Securities Act. In determining the amounts which the respective parties shall contribute, there shall be considered the relative benefits received by each party from the offering of the Registrable Securities (taking into account the portion of the proceeds of the offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission and any other equitable considerations appropriate under the circumstances. The Borrower and each Person selling securities agree with each other that no seller of Registrable Securities shall be required to contribute any amount in excess of the amount such seller would have been required to pay to an indemnified party if the indemnity under Section 16.10(e)(2) were available. The Borrower and each such seller agree with each other and the underwriters of the Registrable Securities, if requested by such underwriters, that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the underwriters were treated as one entity for such purpose) or for the underwriters' portion of such contribution to exceed the percentage that the underwriting discount bears to the initial public offering price of the Registrable Securities. For purposes of this Section 16.10(f), each Person, if any, who controls an underwriter within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such underwriter, and each director and each officer of the Borrower who signed the registration statement, and each Person, if any, who controls the Borrower or a seller of Registrable Securities within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Borrower or a seller of Registrable Securities, as the case may be.

      16.11  Integration and Severability.  This Agreement, together with the exhibits hereto, embodies the entire agreement and understanding among you and the Borrower, and supersedes all prior agreements and understandings relating to the subject matter hereof. In case any one or more of the provisions contained in this Agreement or in any instrument contemplated hereby, shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein, shall not in any way be affected or impaired thereby.

      16.12  Brokered Loan Transactions.  The parties acknowledge that Namco Capital Group, Inc. and EMAX Mortgage, each of which is an Affiliate of the Purchaser and other entities affiliated with Investor (collectively, "Namco"), are in the business of brokering loan transactions and that, in its capacity as a broker, Namco may refer loan transactions to the Bank. If the referred transactions are approved by the Bank, Namco may receive fees and commissions from the Bank. Investor acknowledges that the decision to approve or disapprove any such loan transaction, and the terms of any such loan transaction, shall be made by the Bank in its sole discretion based on the Bank's own underwriting criteria, without regard to the Bank's relationship with Namco. Investor acknowledges that any fees payable to Namco in connection with such loan transactions shall be no greater than fees payable by the Bank in connection with similar transactions involving third party brokers unaffiliated with the Bank, or which would in good faith be applicable to such transactions.

      16.13  Nature of Investor and Holder Consents and Actions.  Borrower acknowledges that Investor and/or any Holder hereunder shall be entitled to take any action or give or not give any consent, including taking any action to foreclose or otherwise taking enforcement action with respect to any security for Borrower's obligations hereunder, solely in such person's capacity of creditor, and that the right or ability to take such action or give or not give any such consent shall not be affected by Investor's or any Holder's right, if any, to designate certain members of the Board of Directors of Borrower or Bank, the fact that certain officers, members, directors, employees and stockholders of Investor or any Holder may be members of the Board of Directors of Borrower or Bank, or the fact that Investor or such Holder may hold warrants to purchase Common Stock, or may own shares of Common Stock.

      16.14  Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same instrument.

      16.15  Waiver of Right to Trial By Jury.  EACH OF THE BORROWER AND YOU HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM IN RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED, IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. YOU AND THE BORROWER EACH HEREBY AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

    If you are in agreement with the foregoing, please sign the form of acceptance in the space provided below whereupon this letter shall become a binding agreement between you and the undersigned.

Very truly yours,
LIFE FINANCIAL CORPORATION
By:	/s/ Steven R. Gardner

Its:	President & CEO

Solely for purposes of Sections 9.7 and 10.18
LIFE BANK, FSB
By:	/s/ Steven R. Gardner

Its:	President & CEO

NEW LIFE HOLDINGS, LLC
By:	/s/ Ezri Namvar

Its:	Agent

SCHEDULES AND EXHIBITS

Schedule 4.4	Capital Stock of the Borrower Upon Consummation of the Transactions
Schedule 4.5(a)	Financial Statements
Schedule 4.5(b)	Interim Changes
Schedule 4.5(c)	Projections
Schedule 4.6	Subsidiaries
Schedule 4.7	Litigation
Schedule 4.8	Certain Indebtedness
Schedule 4.9	Consents
Schedule 4.10	REO Properties
Schedule 4.12	Violations, Defaults, etc.
Schedule 4.16	Labor Matters
Schedule 4.17	Environmental Matters
Schedule 4.18	Franchises, Licenses, Etc.
Schedule 4.19	Intellectual Property
Schedule 4.21	ERISA
Schedule 4.22	Insurance
Schedule 4.26	Classified Loans
Schedule 9.5	Use of Proceeds
Schedule 10.1	Certain Permitted Indebtedness
Schedule 10.2	Certain Permitted Liens
Schedule 10.5(c)	Certain Permitted Transactions
Exhibit A	Form of Note
Exhibit B	Form of Warrant
Exhibit C	Form of Opinion of Counsel for the Borrower
Exhibit D	Form of Pledge and Security Agreement
Exhibit E	Form of Escrow Agreement

i

Schedule 4.4

Capital Stock of the Borrower Upon Consummation of the Transactions

1.
See Form 10-K for the fiscal year ended December 31, 2000 for a description of the Borrower's stock option plans.

Schedule 4.5(a)

Financial Statements

1.
Form 10-K for the year ended December 31, 2000.

2.
Form 10-Q for the quarter ended March 31, 2001.

3.
Unaudited Financial Statements as of and for the period ended May 31, 2001prepared in accordance with GAAP accounting, however, the statements do not meet GAAP requirements.

4.
Thrift Financial Report for the quarter ended March 31, 2001.

5.
Hb-11 for the quarter ended March 31, 2001.

Schedule 4.5(b)

Interim Changes

1.
Form 10-K for the year ended December 31, 2000.

2.
Form 10-Q for the quarter ended March 31, 2001.

3.
Unaudited Financial Statements as of and for the period ended May 31, 2001prepared in accordance with GAAP accounting, however, the statements do not meet GAAP requirements.

4.
Thrift Financial Report for the quarter ended March 31, 2001.

5.
Hb-11 for the quarter ended March 31, 2001.

Schedule 4.5(c)

Projections

1.
See attached projections.

Schedule 4.6

Subsidiaries

1.
See Form 10-K for the fiscal year ended December 31, 2000.

Schedule 4.7

Litigation

1.
See Form 10-K for the fiscal year ended December 31, 2000.

2.
Regarding Funke, et al versus Life Financial Corporation et al, see attached Motion to Dismiss Plaintiffs' Class Action Complaint and change of venue.

3.
See the Order to Cease and Desist, the Supervisory Agreement, and the Prompt Corrective Action Directive issued by the Office of Thrift Supervision.

4.
See attached litigation narrative as previously provided in the Board package.

Schedule 4.8

Certain Indebtedness

1.
See Form 10-K for the fiscal year ended December 31, 2000.

2.
See Form 10-Q for the quarter ended March 31, 2001.

3.
See the Thrift Financial Report for the quarter ended March 31, 2001.

4.
See the unaudited Financial Statements as of and for the period ended May 31, 2001.

5.
See Schedule 4.5a and 4.5b additional indebtedness.

Schedule 4.9

Consents

1.
Proxy statement to be filed with the Securities and Exchange Commission.

2.
Written notice of intent to remove and rescind Cease and Desist Order, Supervisory Agreement, Prompt Corrective Action Directive and other actions to be taken by the Office of Thrift Supervision upon closing of the transaction.

3.
Approval of the transaction by a majority of the shareholders of Life Financial Corporation.

4.
Approval by the Office of Thrift Supervision of the all documents related to the Note and Warrant Purchase Agreement.

5.
Approval by the Office of Thrift Supervision of a change in control if required.

6.
Approval by the Nasdaq.

Schedule 4.10

REO Properties

1.
For a complete list of leased properties, see page 27 of Form 10-K for the fiscal year ended December 31, 2000.

2.
The Borrower and each of its subsidiaries does not own any real property except real property acquired through foreclosure. A schedule detailing the real estate owned through foreclosure is attached. Certain of these properties are subject to redemption rights and are not readily marketable until the redemption period expires. The redemption period is noted on the attached schedule.

Schedule 4.12

Violations, Defaults, etc.

1.
Proxy statement to be filed with the Securities and Exchange Commission.

2.
Written notice of intent to remove and rescind Cease and Desist Order, Supervisory Agreement, Prompt Corrective Action Directive and other actions to be taken by the Office of Thrift Supervision upon closing of the transaction.

3.
Approval of the transaction by a majority of the shareholders of Life Financial Corporation.

4.
Approval by the Office of Thrift Supervision of the all documents related to the Note and Warrant Purchase Agreement.

5.
Approval by the Office of Thrift Supervision of a change in control.

6.
Approval by the Nasdaq.

Schedule 4.16

Labor Matters

1.
See Form 10-K for the year ended December 31, 2001.

2.
See Proxy Statement for the Annual Meeting of Stockholders on June 7, 2001.

3.
A copy of the Chief Executive Officer's employment contract is available for inspection in the Borrower's corporate offices.

Schedule 4.17

Environmental Matters

1.
None known to borrowers knowledge.

  Schedule 4.18

Franchises, Licenses, Etc.

1.
None

Schedule 4.19

Intellectual Property

1.
None

  Schedule 4.21

ERISA

1.
None known to borrowers knowledge.

Schedule 4.22

Insurance

Description	Insurance Company	Term

Commercial Package:	Centennial Insurance Company	April 1, 2001 to April 1, 2002
Property
General Liability
Automobile
Umbrella
Worker's Compensation
Directors and Officers Liability**	Progressive Casualty Insurance Company	March 31, 2000 to April 1, 2003
Blanket Bond with Combination Safe Depository Policy	Progressive Casualty Insurance Company	March 31, 2000 to April 1, 2003
Employment Practices Liability	Progressive Casualty Insurance Company	March 31, 2000 to April 1, 2003
Directors and Officers Liability*	Progressive Casualty Insurance Company	March 31, 1999 to April 1, 2000

*-
The claim to cover the Funke, et al class action lawsuit was filed under this policy.

**-
A letter from Progressive Casualty Insurance Company is attached which notifies the Company that Progressive has withdrawn its notice of intent to cancel the Director and Officers Liability Policy and issue a new policy with new terms.

  Schedule 4.26

Classified Loans

A.
Delinquent loans- See attached summary of delinquent loans.

B.
Classified loans- See the attached list of classified non-homogenous loans.

C.
Real estate owned- See the attached list of real estate owned.

D.
Loans to affiliated persons- None.

E.
Loans classified as insider transactions-None.

Schedule 9.5

Use of Proceeds

1.	Purchase of Participation Contract from Life Bank	$4,450,000
2.	Payment of taxes due Life Bank including income taxes, which will become due as a result of the purchase of the Participation Contract	$4,500,000
3.	Capital infusion to Life Bank	$5,200,000
4.	Commission and transaction costs	$600,000
5.	Retirement of subordinated debt	$250,000

Note: The amounts presented for use of proceeds include estimates. The actual use will depend on the actual costs incurred, the balances of the receivables when paid and the ultimate disposition of the subordinated debt.

Schedule 10.1

Certain Permitted Indebtedness

1.
See Form 10-K for the fiscal year ended December 31, 2000.

2.
See Form 10-Q for the quarter ended March 31, 2001.

3.
See the Thrift Financial Report for the quarter ended March 31, 2001.

4.
See Financial Statements for the period ended May 31, 2001.

Schedule 10.2

Certain Permitted Liens

1.
Loans pledged to the FHLB in connection with existing indebtedness.

  Schedule 10.5(c)

Certain Permitted Transactions

1.
Sale of all non-performing loans.

2.
Sale of all other non-performing assets, including but not limited to all real estate owned and all furniture, fixtures and equipment.

3.
Sale of all sub-prime loans.

4.
Sale of all second trust deed loans, including home equity lines of credit.

Exhibit A

LIFE FINANCIAL CORPORATION

Senior Secured Note
Due 2006

No.

$15,000,000

July 12, 2001

    LIFE FINANCIAL CORPORATION, a Delaware corporation, (the "Borrower"), for value received, hereby promises to pay to

NEW LIFE HOLDINGS, LLC

or assigns
on            , 2006
the principal amount of

FIFTEEN MILLION
DOLLARS ($15,000,000)

and to pay interest (computed on the basis of a 360-day year of twelve 30-day months), compounded quarterly, on the principal amount from time to time remaining unpaid hereon at the Applicable Rate as in effect from time to time from the date hereof until      , 2006 (the "Maturity Date"). Interest, compounded quarterly, shall initially accrue and be added to principal of the Note until such accrued interest, in the aggregate, equals $3,000,000, after which interest on the outstanding balance shall be payable quarterly on the last Business Day of March, June, September and December in each year, and on the Maturity Date (each, an "Interest Payment Date"). The Borrower shall be required to make such payments on this Note as are set forth in the Purchase Agreement. The Borrower shall be entitled to reborrow such portions of the Indebtedness evidenced hereby in accordance with, and to the extent permitted by, the Purchase Agreement. The Borrower agrees to pay interest (so computed) at the rate of two percentage points in excess of the Applicable Rate per annum, upon the occurrence of and during the continuation of any Event of Default and from after and the date the indebtedness evidenced by this Note is to be repaid, whether by maturity, acceleration or otherwise, on any overdue principal and, to the extent permitted by applicable law, on any overdue interest, until the same shall be paid. Payments of principal hereof and interest hereon are payable at the principal office of Investor, in lawful money of the United States of America.

    This Note is the Senior Secured Note Due 2006 of the Borrower (the "Note") in the initial principal amount of $15,000,000 issued or to be issued under and pursuant to the terms and provisions of the Note and Warrant Purchase Agreement (the "Purchase Agreement"), dated as of July   , 2001, entered into by the Borrower and NEW LIFE HOLDINGS, LLC. Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Purchase Agreement.

    This Note and the Indebtedness evidenced hereby are secured by, and shall at all times be entitled to the benefit of the collateral security specified in, the Pledge and Security Agreement between the parties of even date herewith, all to the extent more fully set forth in the Purchase Agreement.

    This Note may be declared due prior to its expressed maturity date, and certain additional payment amounts are required to be made thereon, all in the events, at the times, on the terms and in the manner and amounts provided in the Purchase Agreement.

    The covenants, representations and warranties of the Borrower under the Purchase Agreement are incorporated herein by this reference as though set forth in full.

    The Borrower covenants that, if it shall default in the making of any payment of principal of, or interest on, any Note or in the performance or observance of any agreement contained in the Purchase Agreement, it will pay to the holder thereof such further amounts, to the extent lawful, as shall be sufficient to pay the costs and expenses of collection or of otherwise enforcing such holders rights, including reasonable counsel fees.

    This Note is registered on the books of the Borrower and is transferable only by surrender thereof at the principal executive office of the Borrower duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Note or its attorney duly authorized in writing, provided that in no event shall the consent of the Borrower be required for any sale or other transfer of this Note or any portion thereof. Payment of or on account of principal, prepayment charges (if any) and interest on this Note shall be made only to or upon the order in writing of the registered holder.

    THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA (WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PROVISIONS OF SUCH STATE).

LIFE FINANCIAL CORPORATION
By:		/s/ STEVEN R. GARDNER

	Its:	President and CEO

Exhibit B

WARRANT

No. W-1	Warrant to Purchase 1,166,400 Shares of Warrant Stock (subject to adjustment)

LIFE FINANCIAL CORPORATION
Incorporated Under the Laws of the State of Delaware

    THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND ANY SECURITIES ISSUED HEREUNDER MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND APPLICABLE LAWS.

    This certifies that, for value received, NEW LIFE HOLDINGS, LLC, or its assigns, is entitled to subscribe for and purchase, during the period specified in this Warrant, 1,166,400 shares (subject to adjustment as hereinafter provided) of duly authorized, validly issued, fully paid and non-assessable Common Stock, par value $0.01 per share ("Common Stock") of LIFE FINANCIAL CORPORATION, a Delaware corporation (together with its successors and assigns, the "Corporation"), at an initial exercise price of the lesser of (A) or (B), where (A) is the lesser of (i) $2.00 per share or (ii) the average of the closing prices of the Common Stock on the ten trading days preceding the Closing Date and (B) is the lesser of (i) 50% of the net book value per share of the Common Stock on the Exercise Date, as defined below, as determined in accordance with generally accepted accounting principles or (ii) the average of the closing prices of the Common Stock on the 30 trading days preceding the Exercise Date, subject, however, in each case, to adjustment upon the terms and conditions hereinafter set forth (such exercise price, as from time to time adjusted in accordance with the terms hereof, being hereinafter called the "Warrant Price"). Notwithstanding anything to the contrary in this Warrant, in no event shall the aggregate number of shares of Common Stock acquired upon exercise of this Warrant by NEW LIFE HOLDINGS, LLC constitute greater than 49% of the issued and outstanding shares of Common Stock on a fully diluted basis.

    1.  Duration.  The right to subscribe for and purchase shares of Warrant Stock shall commence on the date hereof and shall expire at 5:00 P.M., Pacific Time, on the tenth anniversary of the Closing; provided, however, that if, on such expiration date, the Corporation is then required, pursuant to an effective request therefor, to effect, or is in the process of effecting, a registration under the Securities Act for an underwritten public offering in which shares of Warrant Stock are, pursuant to the Note Purchase Agreement, entitled to be included, such right to subscribe for and purchase shares of Warrant Stock shall expire at 5:00 P.M., Pacific Time, on the 30th day following the date on which such registration shall have become effective.

    2.  Method of Exercise; Payment; Issuance of New Warrant; Transfer and Exchange.  The purchase right represented by this Warrant may be exercised cumulatively as follows: (i) as to 116,640 shares (as such number may be adjusted from time to time in accordance with this Warrant) on or before the first anniversary of the Closing; (ii) as to the shares described in the preceding clause (i) and an additional 116,640 shares (as such number may be adjusted from time to time in accordance with this Warrant), after the first anniversary of the Closing but on or before the second anniversary of the Closing; (iii) as to the shares described in the preceding clauses (i) and (ii) and an additional 116,640 shares (as such number may be adjusted from time to time in accordance with this Warrant), after the second anniversary of the Closing but on or before the third anniversary of the Closing; and (iv) as to all of

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the shares subject to this Warrant after the third anniversary of the Closing but prior to expiration hereof;

provided, however, that if upon exercise, the Holder would own 25% or greater of the issued and outstanding Common Stock, then approval by the Office of Thrift Supervision ("OTS") shall be required as a condition to exercise, and if upon exercise the Holder would own less than 25% of the issued and outstanding Common Stock, then OTS approval may be required and, if required, such OTS approval shall be a condition to exercise. Neither of the foregoing shall apply where the Holder has received prior OTS approval or has obtained any required OTS rebuttal of control and the issuance of additional shares of Common Stock pursuant to the Warrant is not inconsistent with the terms of such approval or rebuttal.

    The Holder hereof may exercise this Warrant, in whole or in part, by Holder's (i) first providing 30 days' written notice to the Corporation of the Holder's intention to exercise this Warrant in whole or in part, specifying the number of shares of Warrant Stock as to which the Warrant shall be exercised and setting the date of exercise (the "Exercise Date"), which shall be no less than 30 days after the date of such written notice; (ii) surrender of this Warrant on or before the Exercise Date (with the subscription form attached hereto duly executed) at the principal office of the Corporation, and (iii) payment to the Corporation of the then applicable Warrant Price for the shares being purchased upon such exercise by certified or official bank check or by surrender to the Corporation of a Note or Notes or by a combination thereof. Any Note so surrendered shall be valued at an amount equal to the unpaid principal balance thereof on the date of surrender plus unpaid interest accrued on the Note to the date of surrender. In such case, the Holder may elect whether or not the unpaid interest accrued on the Note to the date of surrender shall be applied to the Warrant Price hereunder. If the entire unpaid principal amount of any Note is applied to the Warrant Price hereunder and if the Holder does not elect to have the unpaid interest accrued on the Note to the date of surrender applied toward the Warrant Price, then the Corporation shall pay to the Holder the amount of unpaid interest accrued on the Note to the date of surrender, by certified or official bank check, and the Holder, upon receipt of such payment, shall surrender such Note and such Note shall be cancelled. If less than the entire unpaid principal amount of any Note shall be applied toward the Warrant Price, the Holder thereof shall surrender the Note and the Corporation shall (1) pay to Holder the amount of unpaid interest accrued to the date of surrender on the portion of the principal amount of the Note which has been applied toward the Warrant Price, such payment to be in the form of a certified or official bank check, and (2) issue a new Note (dated the date of the Note being surrendered) representing the balance of the unpaid principal amount of the Note so surrendered payable to the order of such Holder or as such Holder may otherwise direct. In the event of any exercise of the rights represented by this Warrant, (i) certificates for the shares of Warrant Stock so purchased shall be dated the Exercise Date and be delivered to the Holder hereof within a reasonable time, not exceeding fifteen days, after such exercise, and the Holder hereof shall be deemed for all purposes to be the Holder of the shares of Warrant Stock so purchased as of the Exercise Date, and (ii) in the event of a partial exercise of this Warrant, unless this Warrant has expired, a new Warrant representing the number of shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such time. This Warrant may be transferred on the books of the Corporation by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Corporation, properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer.

    This Warrant is exchangeable at the principal office of the Corporation for Warrants for the purchase of the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares of Warrant Stock as the Holder hereof shall designate at the time of such exchange, but in no event less than 10,000 shares of Warrant Stock. All Warrants issued

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on transfers or exchanges shall be dated the date hereof and shall be identical with this Warrant except as to the number of shares of Warrant Stock issuable pursuant hereto.

    The Corporation will, at the time of or at any time after each exercise of this Warrant, upon the request of the Holder hereof or of any shares of Warrant Stock issued upon such exercise, acknowledge in writing its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Corporation to afford such rights to such Holder.

    3.  Stock Fully Paid; Reservation of Shares.  The Corporation covenants and agrees that all shares of Warrant Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and non-assessable and free from all taxes, liens and charges with respect to issuance. The Corporation further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Corporation will at all times have authorized and reserved for the purpose of the issue upon exercise of the subscription rights evidenced by this Warrant a sufficient number of shares of Warrant Stock to provide for the exercise of the rights represented by this Warrant. If the Warrant Price is at any time less than the par value of the Warrant Stock or if the Warrant at any time is exercisable by its delivery alone and without payment of any additional consideration, the Corporation also covenants and agrees to cause to be taken such action (whether by decreasing the par value of the Warrant Stock, the conversion of the Warrant Stock from par value to no par value, or otherwise) as will permit the exercise of this Warrant and the issuance of the Warrant Stock without any additional payment by the Holder hereof (other than payment of the Warrant Price, if any, and applicable transfer taxes, if any), which Warrant Stock, upon such issuance, will be fully paid and non-assessable.

    If any shares of the Common Stock required to be reserved for issuance upon exercise of this Warrant require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued, the Corporation will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered or qualified.

    The Corporation shall not by any action including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against impairment. Without limiting the generality of the foregoing, the Corporation will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein) upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Corporation to perform its obligations under this Warrant.

    4.  Adjustment of Purchase Price and Number of Shares.  The number and kind of securities purchasable upon the exercise of this Warrant and the payment of the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events as follows:

      (a)  Recapitalization, Reorganization, Reclassification, Consolidation, Merger or Sale.  In case of any recapitalization or reorganization of the Corporation or any reclassification or change of outstanding Securities issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or

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  combination), or in case of any consolidation or merger of the Corporation with or into another corporation (other than a merger with another corporation in which the Corporation is the surviving corporation and which does not result in any reclassification or change—other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination—of outstanding Securities issuable upon exercise of this Warrant), or in case of any sale or transfer to another corporation of the Property of the Corporation as an entirety or substantially as an entirety, the Corporation or such successor or purchasing corporation, as the case may be, shall, without payment of any additional consideration therefor, issue a new Warrant, providing that the Holder of this Warrant shall have the right to exercise such new Warrant and procure upon such exercise in lieu of each share of Warrant Stock theretofore issuable upon exercise of this Warrant the kind and the highest amount of shares of Stock, other securities, money and property receivable upon such recapitalization, reorganization, reclassification, change, consolidation, merger, sale or transfer by a Holder of one share of Common Stock issuable upon exercise of this Warrant had it been exercised immediately prior to such recapitalization, reorganization, reclassification, change, consolidation, merger, sale or transfer. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this subsection (a) shall similarly apply to successive recapitalizations, reorganizations, reclassifications, changes, consolidations, mergers, sales and transfers.

      (b)  Subdivision or Combination of Shares.  If the Corporation, at any time while this Warrant is outstanding, shall subdivide or combine its Common Stock, the Warrant Price shall be proportionately reduced, in case of subdivision of shares, as at the effective date of such subdivision, or if the Corporation shall take a record of holders of its Common Stock for the purpose of so subdividing, as at the applicable record date, whichever is earlier, or shall be proportionately increased, in the case of combination of shares, as at the effective date of such combination or, if the Corporation shall take a record of holders of its Common Stock for the purpose of so combining, as at the applicable record date, whichever is earlier.

      (c)  Certain Dividends and Distributions.  If the Corporation, at any time while this Warrant is outstanding, shall:

         (i) Stock Dividends. Pay a dividend in, or make any other distribution of, Common Stock, the Warrant Price shall be adjusted, as at the date the Corporation shall take a record of the Holders of its Common Stock, for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the date of such payment or other distribution), to that price determined by multiplying the Warrant Price in effect immediately prior to such record date (or if no such record is taken, then immediately prior to such payment or other distribution), by a fraction (1) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (2) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution (plus in the event that the Corporation paid cash for fractional shares, the number of additional shares which would have been outstanding had the Corporation issued fractional shares in connection with such dividends); or

        (ii) Liquidating Dividends, Etc. Make a distribution of its Property to the Holders of its Common Stock as a dividend in liquidation or partial liquidation or by way of return of capital other than as a dividend payable out of funds legally available for dividends under the laws of the State of Delaware, the Holder of this Warrant shall, upon exercise, be entitled to receive, in addition to the number of shares of Warrant Stock receivable thereupon, and without payment of any consideration therefor, a sum equal to the amount of such Property as would have been payable to such Holder as owner of that number of shares of Warrant Stock

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    of the Corporation receivable by exercise of this Warrant, had such Holder been the Holder of record of such Warrant Stock on the record date for such distribution; and an appropriate provision therefor shall be made a part of any such distribution.

      (d)  Issuance of Additional Shares of Common.  If the Corporation, at any time while this Warrant is outstanding, shall issue any Additional Shares of Common (otherwise than as provided in the foregoing subsections (a) through (c) of this Section 4), at a price per share less than the Warrant Price then in effect or without consideration, then the Warrant Price upon each such issuance shall be adjusted to that price determined by multiplying the Warrant Price by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common plus the number of shares of Common Stock which the aggregate consideration for the total number of such Additional Shares of Common so issued would purchase at the Warrant Price, and the denominator of which shall be the number of shares of Common outstanding immediately after the issuance of such Additional Shares of Common.

      The provisions of this subsection (d) shall not apply under any of the circumstances for which an adjustment is provided in subsections (a), (b) or (c) of this Section 4. No adjustment of the Warrant Price shall be made under this subsection (d) upon the issuance of any Additional Shares of Common which are issued pursuant to any Common Stock Equivalent if upon the issuance of such Common Stock Equivalent (1) any adjustment shall have been made pursuant to subsection (e) of this Section 4 or (2) no adjustment was required pursuant to subsection (e) of this Section 4. No adjustment of the Warrant Price shall be made under this subsection (d) upon the issuance of Common Stock in a public offering or, subject to Section 4(a) upon the issuance of Common Stock as consideration in a merger or consolidation in which the Corporation or a Subsidiary is a constituent corporation.

      (e)  Issuance of Common Stock Equivalents.  In case the Corporation shall, at any time while this Warrant is outstanding, issue any Common Stock Equivalent and the price per share for which Additional Shares of Common may be issuable thereafter (calculated in accordance with Section 4.2(f)(i)) pursuant to such Common Stock Equivalent shall be less than the Warrant Price then in effect, or if, after any such issuance of Common Stock Equivalents, the price per share for which Additional Shares of Common may be issuable thereafter is amended, and such price as so amended shall be less than the Warrant Price in effect at the time of such amendment, then the Warrant Price upon each such issuance or amendment shall be adjusted as provided in the second sentence of subsection (d) of this Section 4 on the basis that (1) the maximum number of Additional Shares of Common issuable pursuant to all such Common Stock Equivalents shall be deemed to have been issued (whether or not such Common Stock Equivalents are actually then exercisable, convertible or exchangeable in whole or in part) as of the earlier of (A) the date on which the Corporation shall enter into a firm contract for the issuance of such Common Stock Equivalent, or (B) the date of actual issuance of such Common Stock Equivalent, and (2) the aggregate consideration for such maximum number of Additional Shares of Common shall be calculated in accordance with Section 4.2(f)(i). No adjustment of the Warrant Price shall be made under this subsection (e) upon the issuance of any Convertible Security which is issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any adjustment shall previously have been made in the Warrant Price then in effect upon the issuance of such warrants or other rights pursuant to this subsection (e).

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      (f)  Other Provisions Applicable to Adjustments Under This Section 4.  The following provisions shall be applicable to the making of adjustments in the Warrant Price hereinbefore provided in this Section 4:

         (i) Computation of Consideration. The consideration received by the Corporation shall be deemed to be the following: to the extent that any Additional Shares of Common or any Common Stock Equivalents shall be issued for a cash consideration, the consideration received by the Corporation therefor, or, if such Additional Shares of Common or Common Stock Equivalents are offered by the Corporation for subscription, the subscription price, or, if such Additional Shares of Common or Common Stock Equivalents are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price, in any such case excluding any amounts paid or receivable for accrued interest or accrued dividends and without deduction of any compensation, discounts, commissions, or expenses paid or incurred by the Corporation for or in connection with the underwriting thereof or otherwise in connection with the issue thereof; to the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the fair market value of such consideration at the time of such issuance as determined in good faith by the Board. The consideration for any Additional Shares of Common issuable pursuant to any Common Stock Equivalents shall be the consideration received by the Corporation for issuing such Common Stock Equivalents, plus the additional consideration payable to the Corporation upon the exercise, conversion or exchange of such Common Stock Equivalents. In case of the issuance at any time of any Additional Shares of Common or Common Stock Equivalents in payment or satisfaction of any dividend upon any class of Stock other than Common, the Corporation shall be deemed to have received for such Additional Shares of Common or Common Stock Equivalents a consideration equal to the amount of such dividend so paid or satisfied. In any case in which the consideration to be received or paid shall be other than cash, the Board shall notify the Holder of this Warrant of its determination of the fair market value of such consideration prior to payment or accepting receipt thereof. If, within thirty days after receipt of such notice, the Holders of Warrants exercisable for at least a majority of Warrant Stock then unissued shall notify the Board in writing of their objection to such determination, a determination of fair market value of such consideration shall be made by arbitration in accordance with the Rules of the American Arbitration Association, by an arbitrator in Los Angeles, California.

        (ii) Readjustment of Warrant Price. Upon the expiration of the right to convert, exchange or exercise any Common Stock Equivalent the issuance of which effected an adjustment in the Warrant Price, if such Common Stock Equivalent shall not have been converted, exercised or exchanged, the number of shares of Common Stock deemed to be issued and outstanding by reason of the fact that they were issuable upon conversion, exchange or exercise of any such Common Stock Equivalent shall no longer be computed as set forth above, and the Warrant Price shall forthwith be readjusted and thereafter be the price which it would have been (but reflecting any other adjustments in the Warrant Price made pursuant to the provisions of this Section 4 after the issuance of such Common Stock Equivalent) had the adjustment of the Warrant Price been made in accordance with the issuance or sale of the number of Additional Shares of Common actually issued upon conversion, exchange or issuance of such Common Stock Equivalent and thereupon only the number of Additional Shares of Common actually so issued shall be deemed to have been issued and only the consideration actually received by the Corporation (computed as in clause (i) of this subsection (g)) shall be deemed to have been received by the Corporation.

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        (iii) Treasury Shares. The number of shares of Common at any time outstanding shall not include any shares thereof then directly or indirectly owned or held by or for the account of the Corporation or any of its Subsidiaries.

      (g)  Other Action Affecting Common.  In case after the date hereof the Corporation shall take any action affecting its Common, other than an action described in any of the foregoing subsections (a) through (g) of this Section 4, inclusive, and the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principle of this Section 4, then the Warrant Price shall be adjusted in such manner and at such time as the Board may in good faith determine to be equitable in the circumstances.

      (h)  Adjustment of Number of Shares.  Upon each adjustment in the Warrant Price pursuant to any provision of this Section 4, the number of shares of Warrant Stock purchasable hereunder shall be adjusted, to the nearest one-hundredth of a whole share, to the product obtained by multiplying the number of such shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter. If the Corporation shall be in default under its agreement contained in the last sentence of Section 3 of this Warrant so that applicable law prevents the issuance of shares at the Warrant Price adjusted in accordance with this Section 4, the adjustment of shares provided in the foregoing sentence shall nonetheless be made and the Holder of this Warrant shall be entitled to purchase such greater number of shares at the lowest price at which this Warrant may then be exercised. Such exercise shall not constitute a waiver of any claim arising against the Corporation by reason of its default under the agreement contained in the last sentence of Section 3 of this Warrant.

    5.  Notice of Adjustments.  Whenever the Warrant Price or number of shares of Warrant Stock purchasable upon exercise of this Warrant shall be adjusted pursuant to Section 4 hereof, the Corporation shall cause its chief financial officer to prepare and execute a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Warrant Price and number of shares of Warrant Stock purchasable hereunder after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (by first-class mail, postage prepaid) to the Holder of this Warrant promptly after each adjustment.

    6.  Fractional Shares.  No fractional shares of Warrant Stock will be issued in connection with any exercise hereof, but in lieu of such fractional shares, the Corporation shall make a cash payment therefor equal in amount to the product of the applicable fraction multiplied by the Warrant Price then in effect.

    7.  Right of First Refusal.  Any Holder entitled on exercise to Warrant Stock of 500,000 shares or more (as adjusted for any stock splits, reverse stock splits or similar events) shall have a pro rata right of first refusal to purchase any shares of equity securities to be issued by the Corporation at a discount of 30% from the otherwise applicable purchase price for such securities. The pro rata portion to which such Holder shall be entitled shall be calculated on the percentage basis that such Holder's percentage ownership of Common Stock, assuming the exercise of all Warrant Stock, bears to all Common Stock or Common Stock Equivalents outstanding. The right of first refusal provided pursuant to this Section 7 shall not be applicable to the issuance of Common Stock in a public offering, upon the issuance of Common Stock as consideration in a merger or consolidation in which the Corporation or a Subsidiary is a constituent corporation, upon the exercise of stock options issued under the Company's stock option plan or upon the exercise of this Warrant or any portion thereof.

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    8.  Assignment.  The Holders of the Warrant shall have the right to freely assign the Warrant, in whole or in part, without obtaining the consent of the Corporation.

    9.  Definitions.  or the purposes of this Warrant, the following terms have the following meanings:

      "Additional Shares of Common" shall mean all shares of Common issued by the Corporation after the date hereof (including without limitation upon exercise of stock options granted prior to the date hereof) except Warrant Stock.

      "Board" shall mean the Board of Directors of the Corporation.

      "Business Day" means any day except a Saturday, a Sunday or a legal holiday in the State of California.

      "Common Stock" shall mean the Corporation's Common Stock, par value $0.01 per share, and any Stock into which such Common Stock may hereafter be changed.

      "Common" shall mean the Common Stock and any capital stock of the Corporation of any class which shall be authorized at any time after the date of this Warrant and which shall have the right to participate in the distribution of earnings and assets of the Corporation without limitation as to amount.

      "Common Stock Equivalent" shall mean any Convertible Security or warrant, option or other right to subscribe for or purchase any Additional Shares of Common or any Convertible Security.

      "Convertible Securities" shall mean evidences of indebtedness, shares of Stock or other Securities which are or may be at any time convertible into or exchangeable for Additional Shares of Common. The term "Convertible Security" shall mean one of the Convertible Securities.

      "Corporation" shall mean Life Financial Corporation, a Delaware corporation, and its successors and assigns.

      "Exercise Date" is as defined in Section 2 of this Warrant.

      "GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time, applied on a consistent basis both as to classification of items and amounts.

      "Holders" shall mean the Persons who shall from time to time own of record any Warrant. The term "Holder" shall mean one of the Holders.

      "Note Purchase Agreement" shall mean the Note and Warrant Purchase Agreement dated as of July 12, 2001 between the Corporation and New Life Holdings, LLC, as such Agreement may from time to time be amended, modified or supplemented in accordance with its terms.

      "Notes" shall mean the Senior Secured Notes Due 2006 of the Corporation in the aggregate original principal amount of $15,000,000, issued pursuant to the Note Purchase Agreement.

      "Person" shall mean an individual, a corporation, a partnership, a trust, an unincorporated organization or a government organization or an agency or political subdivision thereof.

      "Property" shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

      "Securities" shall mean any debt or equity securities of the Corporation, whether now or hereafter authorized, and any instrument convertible into or exchangeable for Securities or a Security. "Security" shall mean one of the Securities.

      "Securities Act" shall mean as of any date the Securities Act of 1933, as amended, or any similar federal statute then in effect.

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      "Stock" shall include any and all shares, interests or other equivalents (however designated) of, or participations in, the capital stock of a corporation of any class.

      "Subsidiary" shall mean any corporation at least 50% of whose outstanding Voting Stock shall at the time be owned directly or indirectly by the Corporation or by one or more Subsidiaries or by the Corporation and one or more Subsidiaries.

      "Voting Stock", as applied to the Stock of any corporation, shall mean Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the Board of Directors (or other governing body) of such corporation, other than Stock having such power only by reason of the happening of a contingency.

      "Warrant" shall mean this Warrant and any other warrant or right hereafter issued by the Corporation in substitution or exchange for all or any part of this Warrant.

      "Warrant Price" shall have the meaning specified in the first paragraph of this Warrant.

      "Warrant Stock" shall mean the Warrant Stock or other Securities issuable upon exercise of this Warrant.

    10.  Amendment and Waiver.  Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Corporation and the Holders of Warrants exercisable for at least a majority of Warrant Stock then unissued; provided, however, that no such amendment or waiver shall reduce the number of shares of Warrant Stock issuable under the Warrants, increase the Warrant Price, shorten the period during which the Warrants may be exercised or modify any provision of this Section 9 without the consent of the Holders of all Warrants then outstanding.

    11.  Governing Law.  THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA (WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES OF SUCH STATE).

Dated:	July 12, 2001	LIFE FINANCIAL CORPORATION

Attest:		By:	/s/ STEVEN R. GARDNER

		Its:	President & CEO

/s/ CYNTHIA M. JONES
Assistant Secretary

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SUBSCRIPTION

LIFE FINANCIAL CORPORATION

    The undersigned NEW LIFE HOLDINGS, LLC, pursuant to the provisions of the within Warrant, hereby elects to purchase         shares of Warrant Stock of LIFE FINANCIAL CORPORATION covered by the within Warrant.

Dated:	Signature
Address

ASSIGNMENT

    FOR VALUE RECEIVED,               hereby sells, assigns and transfers unto               the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint               , attorney, to transfer the Warrant on the books of the within named Corporation.

Dated:

PARTIAL ASSIGNMENT

    FOR VALUE RECEIVED,               hereby sells, assigns and transfers unto               the right to purchase               shares of Warrant Stock evidenced by the within Warrant together with all rights therein, and does irrevocably constitute and appoint            , attorney, to transfer that part of the Warrant on the books of the within named Corporation.

Dated:

FOR USE BY THE CORPORATION ONLY:

    This Warrant No. W-  cancelled (or transferred or exchanged) this    day of        , 19  ,          shares of Warrant Stock issued therefor in the name of               , Warrant No. W-  issued for           shares of Warrant Stock in the name of               .

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Exhibit C

    (To Come)

Exhibit D

PLEDGE AND SECURITY AGREEMENT

    PLEDGE AND SECURITY AGREEMENT (the "Agreement"), dated as of July 12, 2001 between Life Financial Corporation, a Delaware corporation (the "Borrower"); and New Life Holdings, LLC., a California limited liability company ("Investor").

      1.  Borrower and Investor are parties to a Note and Warrant Purchase Agreement dated as of July  , 2001 (the "Purchase Agreement") contemplating the issuance of one or more Senior Secured Notes of Borrower to Investor. In accordance with the requirements of the Purchase Agreement, and as a condition thereof, the Borrower is required to execute a Security and Pledge Agreement in favor of Investor, to secure the obligations of the Borrower under the Senior Secured Notes and the Purchase Agreement.

      2.  To induce Investor to provide certain financial accommodations and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower has agreed to pledge and grant a security interest in the Collateral (as hereinafter defined) as security for the obligations of the Borrower under the Loan Documents, as defined below, including, without limitation, repayment of the Indebtedness. Accordingly, the parties hereto agree as follows:

    Section 1. Definitions. Terms defined in the other Loan Documents are used herein as defined therein. In addition, as used herein:

      "Accounts" shall have the meaning ascribed thereto in Section 3(a) hereof.

      "Collateral" shall have the meaning ascribed thereto in Section 3 hereof.

      "Documents" shall have the meaning ascribed thereto in Section 3(g) hereof.

      "Equity Securities" shall have the meaning ascribed thereto in Section 3(g) hereof.

      "Indebtedness" means all monetary or other obligations of the Borrower under the Loan Documents.

      "Instruments" shall have the meaning ascribed thereto in Section 3(b) hereof.

      "Intellectual Property Collateral" shall mean all copyrights and copyrightable assets, all patents and applications therefore, all trademarks and service marks and collateral therefore, together with (a) all inventions, processes, production methods, proprietary information, know-how and trade secrets; (b) all licenses or user or other agreements granted to the Borrower with respect to any of the foregoing, in each case whether now or hereafter owned or used; (c) all information, customer lists, identification of suppliers, data, computer and automatic machinery software and programs; (d) all accounting information and all media in which or on which any information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; (e) all licenses, consents, permits, variances, certifications and approvals of governmental agencies now or hereafter held by the Borrower; and (f) all causes of action, claims and warranties now or hereafter owned or acquired by the Borrower in respect of any of the items listed above.

      "Lien" shall mean any security interest, mortgage, pledge, lien, claim, charge, encumbrance or title retention agreement relating to the Collateral.

      "Loan Documents" shall mean this Agreement, the Purchase Agreement, the Senior Secured Notes, any guaranty thereof, and any security agreement executed in connection therewith, all as

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  amended or modified from time to time and all other documents, instruments and agreements executed and delivered from time to time in connection with or pursuant to any of the foregoing.

      "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect from time to time in the State of California.

    Section 2.  Representations and Warranties.  The Borrower represents and warrants to Investor that:

        (a) The Borrower is the sole owner of the Collateral in which it grants a security interest pursuant to Section 3 hereof and no Lien exists or will exist upon such Collateral at any time (and no right or option to acquire the same exists in favor of any other person), other than such Liens as are permitted under the Purchase Agreement.

        (b) Except pursuant to licenses and other user agreements entered into by Borrower in the ordinary course of business, the Borrower owns and possesses the right to use, and has done nothing to authorize or enable any other Person to use, any Intellectual Property Collateral.

        (c) The Participation Agreement is (i) a legal, valid and binding agreement of each party thereto, enforceable by the Bank and, when transferred by the Borrower, by the Borrower without the performance of any act; (ii) subject to no defense, setoff or recoupment.

    Section 3.  Collateral.  As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Indebtedness and the obligations of the Borrower hereunder, Borrower hereby pledges and grants to Investor as hereinafter provided, a security interest in all of the Borrower's right, title and interest in the following property, whether now owned by the Borrower or hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to herein as "Collateral"):

        (a) all accounts and general intangibles, including payment intangibles (each as defined in the Uniform Commercial Code) of the Borrower constituting any right to the payment of money, including (but not limited to) all moneys due and to become due to the Borrower in respect of any loans or advances, all moneys due and to become due to the Borrower under any guarantee (including a letter of credit), all moneys due and to become due to the Borrower in respect of any agreement to contribute equity to the Borrower, all tax refunds and that certain Participation Agreement relating to the sale of the mortgage loan securitization residual assets (such accounts, general intangibles, moneys due and to become due, and other documents being herein called collectively "Accounts");

        (b) all instruments, chattel paper or letters of credit (each as defined in the Uniform Commercial Code) of the Borrower evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances (herein collectively called "Instruments");

        (c) all inventory or other goods (as defined in the Uniform Commercial Code) of the Borrower;

        (d) all Intellectual Property Collateral and all accounts or general intangibles of the Borrower not constituting Accounts;

        (e) all equipment (as defined in the Uniform Commercial Code) of the Borrower, including all motor vehicles;

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        (f)  all documents of title (as defined in the Uniform Commercial Code) or other receipts of the Borrower covering, evidencing or representing goods or equipment (herein collectively called "Documents");

        (g) all capital stock and all share capital now or hereafter owned, directly or indirectly, by the Borrower, including without limitation capital stock or any equity interest in any Subsidiary (the "Equity Securities");

        (h) all other tangible and intangible property of the Borrower, including, without limitation, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of the Borrower described in the preceding clauses of this Section 3 (including, without limitation, any proceeds of insurance thereon) and, to the extent related to any property described in said clauses or such proceeds, products and accessions, all books, correspondence, credit files, records, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of the Borrower or any computer bureau or service company from time to time acting for the Borrower.

    Section 4.  Covenants and Further Assurances.  In furtherance of the grant of the pledge and security interest pursuant to Section 3 hereof, the Borrower hereby agrees with Investor as follows:

      4.1  The Borrower shall:

        (a) deliver and pledge to Investor any and all Instruments and certificates representing any Equity Securities, endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as Investor may request to effect the perfection of the pledge and security interest under this Agreement; provided, that so long as no Event of Default shall have occurred and be continuing, the Borrower may retain for collection in the ordinary course any Instruments received by the Borrower in the ordinary course of business and Investor shall, promptly upon request of the Borrower, make appropriate arrangements for making any other Instrument or Equity Securities pledged by the Borrower available to the Borrower for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by Investor, against trust receipt or like document);

        (b) give, execute, deliver, file and/or record any financing statement, notice, instrument, document, mortgage, agreement, endorsements in blank or other papers that may be necessary or desirable (in the judgment of Investor) to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable Investor to exercise and enforce its rights hereunder with respect to such pledge and security interest;

        (c) keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as Investor may reasonably require in order to reflect the security interests granted by this Agreement;

        (d) furnish to Investor from time to time statements and schedules further identifying and describing the Collateral, and provide such reports in connection with the Collateral, as Investor may reasonably request, all in reasonable detail;

        (e) promptly upon the request of Investor, cause Investor to be listed as the lienholder on each certificate of title or ownership covering any motor vehicles;

        (f)  permit representatives of Investor upon reasonable notice, at any time during normal business hours to inspect, copy and make abstracts from or copies of its books and records pertaining to the Collateral, and to be present at the Borrower's place of business to receive copies of all communications and remittances relating to the Collateral, and forward copies of

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    any notices or communications received by the Borrower with respect to the Collateral, all in such manner as Investor may require;

        (g) if any Event of Default shall have occurred and be continuing, Investor may notify (and the Borrower hereby authorizes Investor so to notify) each account obligor in respect of any Accounts or Instruments that such Collateral has been assigned to Investor hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to Investor. If requested by Investor, Borrower shall itself provide, or shall join in, such notification.

        (h) Borrower hereby authorizes Investor, if permitted under applicable law, to execute all financing statements and amendments and continuations thereof in the name of and on behalf of Borrower.

      4.2  Other Financing Statements and Liens.  Without the prior written consent of Investor, the Borrower shall not file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement, chattel mortgage, mortgage of hypothecation or like instrument with respect to the Collateral in which Investor is not named as the sole secured party.

      4.3  Preservation of Rights.  Investor shall not be required to take steps necessary to preserve any rights of any party to any of the Collateral.

      4.4  Additional Covenants.

        (a) The Borrower will pay within the time that they can be paid without interest or penalty all taxes, assessments and similar charges which at any time are or may become a lien, charge, or encumbrance upon any Collateral, except to the extent contested in good faith and bonded in a manner satisfactory to Investor. If the Borrower fails to pay any of these taxes, assessments, or other charges in the time provided above, Investor has the option (but not the obligation) to do so and the Borrower agrees to repay all amounts so expended by Investor immediately upon demand, together with interest at the default rate applicable at such time and from time to time under the Purchase Agreement.

        (b) The Borrower will keep the Collateral in good condition and will protect it from loss, damage, or deterioration from any cause. The Borrower has and will maintain at all times (a) with respect to the Collateral, reasonable and customary insurance for the applicable type of Collateral, all of which insurance shall be in amount, form and content, and written by companies as may be satisfactory to Investor, containing a lender's loss payable endorsement acceptable to Investor. The Borrower will deliver to Investor immediately upon demand evidence satisfactory to Investor that the required insurance has been procured. If the Borrower fails to maintain satisfactory insurance, Investor has the option (but not the obligation) to do so and the Borrower agrees to repay all amounts so expended by Investor immediately upon demand, together with interest at the default rate applicable at such time and from time to time under the Purchase Agreement.

        (c) If Investor, acting in its sole discretion, redelivers Collateral to the Borrower or the Borrower's designee for the purpose of the ultimate sale or exchange thereof; or any other purpose, such redelivery shall be in trust for the benefit of Investor and shall not constitute a release of Investor's security interest in it or in the proceeds or products of it unless Investor specifically so agrees in writing. If the Borrower requests any such redelivery, the Borrower will deliver with such request a duly executed financing statement in form and substance satisfactory to Investor. Any proceeds of Collateral coming into the Borrower's possession as a result of any such redelivery shall be held in trust for Investor and immediately delivered to Investor for application on the Indebtedness. Investor may (in its sole discretion) deliver any

4

    or all of the Collateral to the Borrower, and such delivery by Investor shall discharge Investor from all liability or responsibility for such Collateral.

        (d) The Borrower agrees to collect and enforce payment of all Collateral until Investor shall direct the Borrower to the contrary. Immediately upon notice to the Borrower by Investor on and after the occurrence of an Event of Default and at all times after that while such Event of Default shall be continuing, the Borrower agrees to fully and promptly cooperate and assist Investor in the collection and enforcement of all Collateral and to hold in trust for Investor all payments received in connection with Collateral and from the sale, lease or other disposition of any Collateral, all rights by way of suretyship or guaranty and all rights in the nature of a lien or security interest which the Borrower now or later has regarding Collateral. Immediately upon and after such notice, the Borrower agrees to (a) endorse to Investor and immediately deliver to Investor all payments received on Collateral or from the sale, lease or other disposition of any Collateral or arising from any other rights or interests of the Borrower in the Collateral, in the form received by the Borrower without commingling with any other funds, and (b) immediately deliver to Investor all property in the Borrower's possession or later coming into the Borrower's possession through enforcement of the Borrower's rights or interests in the Collateral. The Borrower irrevocably authorizes Investor or any Investor employee or agent to endorse the name of the Borrower upon any checks or other items which are received in payment for any Collateral, and to do any and all things necessary in order to reduce these liens to money. Investor shall have no duty as to the collection or protection of Collateral or the proceeds of it, nor as to the preservation of any related rights, beyond the use of reasonable care in the custody and preservation of Collateral in the possession of Investor. The Borrower agrees to take all steps necessary to preserve rights against prior parties with respect to the Collateral.

      4.6  Events of Default.  Upon the occurrence of any of the following events (each an "Event of Default"), the Borrower shall be in default under this Agreement:

        (a) Any failure to pay the Indebtedness when due, or such portion of it as may be due, by acceleration or otherwise, as required by the Purchase Agreement; or

        (b) Any failure or neglect to comply with, or breach of, any term of this Agreement, any Loan Document or any other agreement or commitment between the Borrower and Investor, giving effect to any notice and cure period provided under the Purchase Agreement; or

        (c) Any warranty, representation, financial statement, or other information made, given or furnished to Investor by or on behalf of the Borrower shall be, or shall prove to have been, materially false or misleading when made; or

        (d) Any loss, theft, substantial damage or destruction to or of any Collateral, or the issuance or filing of any attachment, levy, garnishment or the commencement of any proceeding in connection with any Collateral or of any other judicial process of, upon or in respect of the Borrower or any Collateral, where the amount in question exceeds $250,000; or

        (f)  The occurrence of any Event of Default under the Purchase Agreement, giving effect to any notice and cure periods set forth therein.

      4.7  Remedies upon Default.  During the period during which an Event of Default shall have occurred and be continuing:

        (a) The Borrower shall, at the request of Investor, assemble the Collateral owned by it at such place or places, reasonably convenient to both Investor and the Borrower, designated in its request;

5

        (b) Investor may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

        (c) Investor in its discretion may, in its name or in the name of the Borrower or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so;

        (d) Investor may, upon ten business days' prior written notice to the Borrower of the time and place, with respect to the Collateral or any part thereof which shall then be or shall thereafter come into the possession, custody or control of Investor or any of its respective agents, sell, lease, assign or otherwise dispose of all or any part of such Collateral, at such place or places as Investor deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and Investor or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Borrower, any such demand, notice and right or equity being hereby expressly waived and released;

        (e) The Borrower recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, Investor may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Borrower acknowledges that any such private sales may be at prices and on terms less favorable to Investor than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Investor shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the issuer thereof or the Borrower to register it for public sale.

        (f)  The Borrower recognizes that, by reason of restrictions contained in the Federal Deposit Insurance Act, as amended, and regulations promulgated thereunder, Investor may be compelled, with respect to any sale of certain of the Collateral, to limit purchasers to those who have obtained, or agree to obtain, the approval of the Office of Thrift Supervision to the acquisition of control of a federally insured financial institution. The Borrower acknowledges that any such sales may be at prices and on terms less favorable to Investor than those obtainable through a sale without such restrictions, and, notwithstanding such circumstances, agrees that compliance with such restrictions shall not constitute the sale to have been made in other than a commercially reasonable manner.

        (g) The proceeds of each collection, sale or other disposition under this Section 4.7, shall be applied in accordance with Section 4.11 hereof.

        (h) At any sale pursuant to this Section 4.7, whether under the power of sale, by virtue of judicial proceedings or otherwise, it shall not be necessary for Investor or a public officer under order of a court to have present physical or constructive possession of Collateral to be sold.

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      4.8  Deficiency.  If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to Section 4.7 hereof are insufficient to cover the costs and expenses of such realization and the payment in full of the Indebtedness, the Borrower shall remain liable for any deficiency.

      4.9  Removals.  Without at least 60 days' prior written notice to Investor, the Borrower shall not (i) maintain any of its books and records with respect to the Collateral at any office or maintain its principal place of business at any place, other than at the address indicated beneath its signature hereto or (ii) change its corporate name, or the name under which it does business, or the state of its incorporation from the name shown on the signature pages hereto.

      4.10  Private Sale.  Investor shall not incur any liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 4.7 hereof conducted in a commercially reasonable manner. The Borrower hereby waives any claims against Investor arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Indebtedness, even if Investor accepts the first offer received and does not offer the Collateral to more than one offeree.

      4.11  Application of Proceeds.  Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by Investor, shall be applied by Investor in investor's sole discretion, provided that, absent exigent circumstances, the proceeds will be applied to the Indebtedness as provided in Section 9615 of the Uniform Commercial Code..

      4.12  Attorney-in-Fact.  Without limiting any rights or powers granted by this Agreement to Investor while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default, Investor is hereby appointed the attorney-in-fact of the Borrower for the purpose of carrying out the provisions of this Section 4 and taking any action and executing any instruments which Investor may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as Investor shall be entitled under this Section 4 to make collections in respect of the Collateral, Investor shall have the right and power to receive, endorse and collect all checks made payable to the order of the Borrower representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

      4.13  Perfection.  Prior to or concurrently with the execution and delivery of this Agreement, the Borrower shall execute such financing statements and other documents in such offices as may be necessary or as Investor may request to perfect the security interests granted by Section 3 of this Agreement.

      4.14  Assignment of Indebtedness.  Investor may assign any of the Indebtedness and deliver any or all of the Collateral to its assignee, who then shall have with respect to Collateral so delivered all the rights and powers of Investor under this Agreement, and after that Investor shall be fully discharged from all liability and responsibility with respect to Collateral so delivered. Investor has the right to sell, assign, transfer, negotiate or grant participations or any interest in, any or all of the Indebtedness and any related obligations, including without limit this Agreement. In connection with the above, but without limiting its ability to make other disclosures to the full extent allowable, Investor may disclose all documents and information which Investor now or later has relating to the Borrower, the Indebtedness or this Agreement, however obtained. The undersigned agree(s) that Investor may provide information relating to this Agreement or to the undersigned to Investor's parent, affiliates, subsidiaries and service providers.

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    Section 5.  Miscellaneous.

      5.1  No Waiver.  No failure on the part of Investor or any of its agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Investor or any of its agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

      5.2  Governing Law.  This Agreement shall be governed by, and construed in accordance with, the law of the State of California.

      5.3  Notices.  Any notice required or permitted to be given hereunder shall be given in accordance with the Purchase Agreement.

      5.4  Expenses.  The Borrower agrees to pay to Investor all out-of-pocket expense (including reasonable expenses for legal services of every kind) of, or incident to, the enforcement of any of the provisions of this Agreement, or performance by Investor of any obligation of the Borrower in respect of the Collateral which the Borrower has failed or refused to perform, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of Investor in respect thereof, by litigation or otherwise, including expenses of insurance, and all such expenses shall be Indebtedness to Investor secured under Section 3 hereof.

      5.5  Further Assurances.  The Borrower agrees that, from time to time upon the written request of Investor, the Borrower will execute and deliver such further documents and do such other acts and things as Investor may reasonably request in order fully to effect the purposes of this Agreement.

      5.6  Waivers.  The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Borrower and Investor. Any such amendment or waiver shall be binding upon Investor, each holder of any of the Indebtedness and the Borrower.

      5.7  Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the permitted successors and assigns of the Borrower, and to the benefit of Investor and each holder of any of the Indebtedness (provided, however, that the Borrower shall not assign or transfer its rights hereunder without the prior written consent of Investor).

      5.8  Counterparts.  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

      5.9  Severability.  If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of Investor in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

      5.10  Waiver of Trial by Jury.  EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE

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  OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT OR INDEBTEDNESS.

  [INTENTIONALLY LEFT BLANK]

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    IN WITNESS WHEREOF, the parties hereto have caused this Pledge and Security Agreement to be duly executed and delivered as of the day and year first above written.

LIFE FINANCIAL CORPORATION
A Delaware corporation
By		/s/ STEVEN R. GARDNER

	Title:	President & CEO
Address for Notices:
10540 Magnolia Ave.

Suite B

Riverside, CA 92505

Attention:
Telecopier No.:	909 637-4428
Telephone No.:	909 637-4110

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Exhibit E

ESCROW AGREEMENT

    THIS ESCROW AGREEMENT is made and entered into as of this 12th day of July, 2001, by and among NEW LIFE HOLDINGS, LLC, a California limited liability company ("Investor"), LIFE FINANCIAL CORPORATION, a Delaware corporation ("Borrower") and COMMERCE ESCROW, a California Corporation (the "Escrow Agent"). Reference is made to the definitions of certain terms in Section 1.1 hereof.

W I T N E S S E T H

    WHEREAS, Investor and Borrower are concurrently entering into a Purchase Agreement pursuant to which Borrower has agreed to sell, and Investor has agreed to purchase, certain Securities as such term is defined therein;

    WHEREAS, the Purchase Agreement contemplates the deposit by Investor of $750,000 into escrow and the execution concurrently with the Purchase Agreement of an Escrow Agreement with the Escrow Agent;

    WHEREAS, the Parties to this Escrow Agreement intend that the Escrow Agent hold and distribute the Escrow pursuant to the terms and conditions of this Escrow Agreement;

    NOW, THEREFORE, in consideration of the premises, the covenants set forth herein, the benefits to be derived herefrom, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Investor, Borrower and the Escrow Agent hereby agree as follows:

ARTICLE I
DEFINITIONS AND TERMS

    1.1  Definitions.  Whenever used in this Escrow Agreement, the following words, when capitalized and unless otherwise expressly provided or unless the context otherwise requires, shall have the following meanings:

      Closing.  The consummation of the transactions contemplated by the Purchase Agreement.

      Closing Date.  The date on which the Closing takes place.

      Disbursement Notice.  Written notice delivered by a party to the Escrow Agent and the other party pursuant to Section 3.2(a), 3.2(c)(I), 3.2 (c)(2) or 3.2(e) of this Agreement.

      Escrow.  The funds delivered to the Escrow Agent pursuant to Section 13.3 of the Purchase Agreement, and any earnings thereon, which funds shall be held by the Escrow Agent in accordance with this Escrow Agreement.

      Escrow Agreement.  This escrow agreement.

      Escrow Expenses.  Reasonable expenses incurred by the Escrow Agent and compensation for the Escrow Agent's performance of its duties hereunder, including reasonable attorneys' fees and expenses.

      Party.  When used in the singular, either Investor, Borrower, or the Escrow Agent, as the context requires, and when used in the plural, Investor, Borrower, and Escrow Agent.

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      Purchase Agreement.  The Note and Warrant Purchase Agreement, including all addenda, exhibits, and schedules thereto, entered into by Investor and Borrower and dated as of July 12, 2001.

      Purchase Price.  The aggregate amount to be paid by Investor to Borrower to purchase the Securities as contemplated in Section 2 of the Purchase Agreement.

    All other capitalized terms that are not defined in this Escrow Agreement, but that are defined in the Purchase Agreement, shall have the meanings assigned to them in the Purchase Agreement unless the context otherwise requires.

    1.2  Accounting Terms.  Accounting terms used herein and not otherwise defined herein shall be construed in accordance with generally accepted accounting definitions and principles consistently applied.

    1.3  Singular and Plural.  Words used herein in the singular, where the context so permits, shall be deemed to include the plural and vice versa. The definitions of words in the singular herein shall apply to such words when used in the plural where the context so permits and vice versa.

    1.4  Amendment of Defined Instruments.  Unless the context otherwise requires or unless otherwise provided herein, the terms defined in this Agreement that refer to a particular agreement, instrument or document also refer to and include all renewals, extensions, modifications, amendments and restatements of such agreement, instrument, or document; provided, however, that nothing contained in this section shall be construed to authorize any such renewal, extension, modification, amendment or restatement.

ARTICLE II
ACCEPTANCE AND DELIVERY OF ESCROW

    2.1  Acceptance.  The Escrow Agent hereby accepts the duties and responsibilities imposed upon it by this Escrow Agreement, and agrees to receive, hold, and distribute the Escrow upon and subject to the terms and conditions set forth in this Escrow Agreement until the termination of the Escrow pursuant to Section 5.1 of this Escrow Agreement.

    2.2  Delivery of Escrow.  The parties acknowledge delivery to the Escrow Agent of cash in the amount of $750,000 to be initially deposited by the Escrow Agent in an account established solely for the purposes of this Escrow at Vineyard National Bank (the "Escrow Account").

    2.3  Incumbency.  The Investor and the Borrower shall each execute and deliver to the Escrow Agent a certificate of incumbency substantially in the form of Exhibit A hereto for the purpose of establishing the identity of the representatives of the Investor and the Borrower entitled to issue instructions or directions to the Escrow Agent on behalf of each such party. In the event of any change in the identity of such representatives, a new certificate of incumbency shall be executed and delivered to the Escrow Agent by the appropriate party. Until such time as the Escrow Agent shall receive a new incumbency certificate, the Escrow Agent shall be fully protected in relying without inquiry on any then current incumbency certificate on file with the Escrow Agent. The Investor and the Borrower shall each furnish the Escrow Agent with a completed Form W-8 or Form W-9, as applicable.

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ARTICLE III
DUTIES OF THE ESCROW AGENT

    3.1  Investment of Escrow Fund.

      (a) The Escrow Agent shall invest the Escrow only at the written direction of Investor as provided in Section 2.1 or in one or more of the following investments (the "Permitted Investments"):

        (1) Direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America and which do not have a maturity in excess of sixty (60) days;

        (2) Repurchase agreements with banks, brokers and/or the Escrow Agent involving securities of the kind described in subsection (a) above;

        (3) Money market mutual funds authorized to invest in securities and repurchase agreements of the type described in subsection (a) above, including funds managed by the Escrow Agent or one of its subsidiaries or affiliates; and/or

        (4) Certificates of deposit or similar deposit accounts issued by a federally insured depository institution.

      (b) The parties recognize and agree that the Escrow Agent will not provide supervision, recommendations or advice relating to either the investment of moneys held in the Escrow Account or the purchase, sale, retention or other disposition of any Permitted Investment.

      (c) No Permitted Investment shall mature later than September 30, 2001. Interest and other earnings on Permitted Investments shall be added to the Escrow Account. Any loss or expense incurred as a result of an investment will be borne by the Escrow Account. In the event that the Escrow Agent does not receive directions to invest funds held in the Escrow Account, the Escrow Agent shall invest such funds in a fund, or a successor or similar fund, that invests in (i) short-term securities issued or guaranteed by the United States Government, its agencies or instrumentalities and/or (ii) repurchase agreements relating to such securities.

      (d) The Escrow Agent is hereby authorized to execute purchases and sales of Permitted Investments through the facilities of its own trading or capital markets operations or those of any affiliated entity. The Escrow Agent shall send statements to each of the parties hereto on a monthly basis reflecting activity in the Escrow Account for the preceding month. Although the Investor and the Borrower each recognizes that it may obtain a broker confirmation or written statement containing comparable information at no additional cost, the Investor and the Borrower hereby agree that confirmations of Permitted Investments are not required to be issued by the Escrow Agent for each month in which a monthly statement is rendered. However, no statement need be rendered for the Escrow Account if no activity occurred for such month.

      (e) The Escrow Agent shall have no responsibility or liability for any diminution in value of any assets held hereunder which may result from any investments or reinvestment made in accordance with any provision which may be contained herein absent the Escrow Agent's negligence or willful misconduct.

      (f)  The Investor and the Borrower acknowledge and agree that the delivery of the escrowed property is subject to the sale and final settlement of Permitted Investments. Proceeds of a sale of Permitted Investments will be delivered on the business day on which the appropriate instructions are delivered to the Escrow Agent if received prior to the deadline for same day sale of such Permitted Investments. If such instructions are received after the applicable deadline, proceeds will be delivered on the next succeeding business day.

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      (g) Interest and other earnings on the Escrow shall be added to the Escrow and shall be payable to Investor and otherwise subject to the terms of the Escrow Agreement. The Escrow Agent shall provide quarterly reports to the other Parties hereto as to the investment of the Escrow, so that, among other things, the Parties may determine how much, if any, of the earnings in the Escrow are taxable to each of the Parties.

    3.2  Distribution of Escrow.  The Escrow Agent shall disburse the Escrow funds as follows:

      (a)  Transaction Expenses.  Upon receipt of a Disbursement Notice from Investor, on a monthly basis, the Escrow Agent shall from time to time, disburse from the Escrow to the Investor, amounts sufficient to reimburse Investor for all of Investor's expenses to date incurred in connection with the Transactions which are payable or reimbursable under Section 16.3(a) of the Purchase Agreement ("Reimbursements"); provided that Investor shall not be entitled to Reimbursements prior to Closing under this subparagraph (a) in an amount in excess of $150,000. The Escrow Agent shall disburse the Reimbursement ten (10) business days after delivery to both the Escrow Agent and all other parties hereto of the relevant Disbursement Notice executed by the Investor instructing the Escrow Agent to disburse to Investor such Reimbursement.

      (b)  Interest and Other Earnings.  The Escrow Agent shall disburse to the Investor, all interest and other earnings on the Escrow, on a quarterly basis.

      (c)  Disbursements on Closing or Termination:  The Escrow Agent shall disburse funds remaining in the Escrow after any disbursements made under paragraphs (a) and (b) above only upon the occurrence of one of the following:

        (1) The first to occur of (A) ten (10) business days after delivery to both the Escrow Agent and all other parties hereto of a Disbursement Notice executed by the Investor instructing the Escrow Agent to disburse to Investor the funds held Escrow indicating that (i) Investor or the Borrower has terminated the Purchase Agreement prior to Closing pursuant to paragraph (a), (c) or (d) of Section 13.1 of the Purchase Agreement for the reasons stated therein or (ii) Investor has terminated the Purchase Agreement prior to Closing pursuant to paragraph (b) of Section 13.1 of the Purchase Agreement as a result of a material breach of Borrower or (iii) Investor has terminated the Purchase Agreement prior to Closing pursuant to paragraph (e) of Section 13.1 of the Purchase Agreement as a result of a material failure to disclose by Borrower, in all of which cases such funds shall be remitted to Investor, provided, that, such disbursement shall only be made if the Escrow Agent has not received during such ten (10) business day period a written notice from the Borrower, disputing the right of the Investor to receive the such funds, (B) written notification by Borrower to the Escrow Agent that such funds should be disbursed to the Investor in accordance with the Disbursement Notice sent under clause (A) above and (C) if the Borrower disputes the Disbursement Notice within the ten (10) day period provided for herein, upon receipt of a notice executed by both the Investor and the Borrower, instructing the Escrow Agent to disburse such funds;

        (2) The first to occur of (A) ten (10) business days after delivery to both the Escrow Agent and all other parties hereto of a Disbursement Notice executed by the Borrower instructing the Escrow Agent to disburse to the Borrower the funds then held in escrow, and indicating that (i) Borrower has terminated the Purchase Agreement prior to Closing pursuant to paragraph (b) of Section 13.1 of the Purchase Agreement as a result of a material breach of Investor provided, that, such disbursement shall only be made if the Escrow Agent has not received during such ten (10) business day period either or both of (1) a written notice from the Investor, disputing the right of the Borrower to receive such funds, or (2) a Disbursement Notice from the Investor under paragraph (e) of this Section 3.2, specifying items of expense which would be payable or reimbursable under paragraph (a) of Section 16.3 of the Purchase

4

    Agreement; (B) written notification by the Investor to the Escrow Agent that the funds remaining in Escrow should be disbursed to the Borrower in accordance with the Disbursement Notice sent in accordance with clause (A) above and (C) if the Investor disputes the Disbursement Notice within the ten (10) day period provided for herein, upon receipt of a notice executed by both the Investor and the Borrower, instructing the Escrow Agent to disburse the funds remaining in Escrow;

        (3) Instructions from either Borrower or Investor instructing the Escrow Agent to disburse all or a portion of the Escrow to the other party;

        (4) A notice jointly executed by Borrower and Investor instructing the Escrow Agent to disburse any portion of the Escrow remaining to Borrower or the Investor; or

        (5) A nonappealable order of a court of competent jurisdiction (including any arbitration award entered in such court pursuant to Section 6.1) directing the Escrow Agent to disburse the funds remaining in Escrow. The Escrow Agent shall not be required to disburse any such amounts until all outstanding authorized Escrow Expenses have been satisfied.

      (d) Upon receipt by the Escrow Agent of a Disbursement Notice, the Escrow Agent shall immediately notify the party not providing such notice of the receipt of such notice in order to provide such party with an opportunity to dispute such Disbursement Notice in accordance herewith. No disbursement may be made under this Section 3.2 until all required notices have been delivered.

      (e) In the event Investor sends, within the ten (10) business day period after Borrower has sent a Disbursement Notice pursuant to Section 3.2(c)(2), a Disbursement Notice to Escrow Agent and Borrower that a portion of the funds otherwise to be remitted to Borrower under such provision should be remitted instead to Investor to reimburse Investor for, or to pay for, expenses that are payable or reimbursable under Section 16.3(a) of the Purchase Agreement, Borrower shall have the right to send, within five (5) business days after receipt of such notice, a notice disputing the right of Investor to have such expenses paid or reimbursed on the grounds that such expenses are not reimbursable under Section 16.3(a) of the Purchase Agreement. In the event Borrower fails to timely object to such expenses, the expenses requested shall be remitted to Investor, and the remainder of funds in Escrow after such remission shall be remitted to Borrower. In the event Borrower timely objects to such expenses, Escrow shall not disburse any such funds until receipt of a notice executed by both the Investor and the Borrower, instructing the Escrow Agent to disburse the funds remaining in Escrow to either or both of the Investor or the Borrower.

    3.3  Other Duties.  The Escrow Agent shall have authority to engage in any additional acts reasonably necessary to preserve the Escrow and to fulfill the Escrow Agent's duties under this Escrow Agreement. In the event of a dispute or questions as to the Escrow Agent's duties, if the Escrow Agent shall be uncertain as to how to proceed in a situation not explicitly addressed by the terms of this Agreement whether because of conflicting demands by the other parties hereto or otherwise, then the Escrow Agent shall be permitted to interplead all of the Escrow held hereunder into a court of competent jurisdiction, and thereafter be fully relieved from any and all liability or obligation with respect to such interpleaded assets. The parties hereto other than the Escrow Agent further agree to pursue any redress or recourse in connection with such a dispute, without making the Escrow Agent a party to same; or the Escrow Agent may continue to hold the Escrow until the Escrow Agent has received instructions jointly executed by Investor and Borrower or until a final judgment of a court of competent jurisdiction (including any arbitration award entered in such court pursuant to Section 6.1) shall determine the rights of the Parties to the Escrow.

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    The Escrow Agent has only those duties as are specifically provided herein, which shall be deemed purely ministerial in nature, and shall under no circumstance be deemed a fiduciary for any of the parties to this Agreement. The Escrow Agent shall neither be responsible for, nor chargeable with, knowledge of the terms and conditions of any other agreement, instrument or document between the other parties hereto, in connection herewith, including without limitation the Purchase Agreement. This Agreement sets forth all matters pertinent to the escrow contemplated hereunder, and no additional obligations of the Escrow Agent shall be inferred from the terms of this Agreement or any other Agreement. IN NO EVENT SHALL THE ESCROW AGENT BE LIABLE, DIRECTLY OR INDIRECTLY, FOR ANY (i) DAMAGES OR EXPENSES ARISING OUT OF THE SERVICES PROVIDED HEREUNDER, OTHER THAN DAMAGES WHICH RESULT FROM THE ESCROW AGENT'S BAD FAITH OR GROSS NEGLIGENCE, OR ITS FAILURE TO ACT IN ACCORDANCE WITH THE REASONABLE COMMERCIAL STANDARDS OF THE BANKING BUSINESS OR IN ACCORDANCE WITH THIS AGREEMENT, OR (ii) SPECIAL OR CONSEQUENTIAL DAMAGES, EVEN IF THE ESCROW AGENT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

ARTICLE IV
THE ESCROW AGENT

    4.1  Representations and Warranties of the Escrow Agent.  The Escrow Agent represents and warrants to Investor and Borrower that:

      (a) The Escrow Agent is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America.

      (b) The Escrow Agent has full power, authority and legal right to execute, deliver and perform this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.

      (c) This Agreement has been duly executed and delivered by the Escrow Agent, and, assuming the due execution and delivery by the other parties hereto, constitutes the valid, legal and binding agreement of the Escrow Agent, enforceable in accordance with its terms except (i) that such enforcement may be subject to bankruptcy, conservatorship, receivership, insolvency, moratorium, or similar laws affecting creditors' right generally or the rights of creditors of national banks; and (ii) that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceedings therefor may be brought.

      (d) The execution, delivery and performance by the Escrow Agent of this Agreement will not violate any provision of any law or regulation governing the Escrow Agent.

    4.2  Standard of Care; Exculpation; Indemnity.

      (a) The Escrow Agent, including its officers, directors, employees and agents, shall be, and hereby is, jointly and severally indemnified and saved harmless by the Investor and the Borrower from all losses, liabilities, costs and expenses, including attorney fees and expenses, which may be incurred by it as a result of its acceptance of the Escrow Account or arising from the performance of its duties hereunder, unless such losses, liabilities, costs and expenses shall have been finally adjudicated to have resulted from the bad faith or gross negligence of the Escrow Agent or Escrow Agent's failure to act in accordance with the reasonable commercial standards of the banking business or in accordance with this Agreement, such amounts shall be Escrow Expenses.

      (b) The Escrow Agent may rely, and shall be fully protected in acting upon, any opinion, notice, order or other instrument or document which the Escrow Agent reasonably believes to be genuine and to have been signed or presented by the proper party or parties or, in the case of

6

  cables, telecopies and telexes, to have been sent by the proper party or parties. In absence of bad faith, willful misfeasance, gross negligence, or willful disregard of duties, the Escrow Agent may conclusively rely as to the truth of the statements and correctness of the facts and opinions expressed therein. The Escrow Agent may consult with counsel or accountants selected by the Escrow Agent and any such opinion of counsel or accountants appointed with reasonable care shall constitute the full and complete authorization with respect to any action taken or suffered by the Escrow Agent in accordance therewith. The Escrow Agent shall not be responsible for any loss or damage resulting from any action or non-action taken or omitted in reliance upon any such opinion; provided, that in the event that loss or damage to either Investor or Borrower does occur as a direct result of such reliance, the Escrow Agent may be named in an action brought by either Investor or Borrower to recover such loss or damages in order to permit the damaged party to proceed against such counsel or accountants.

      (c) The provisions of this Section 4.2 and Sections 4.1 and 4.3 will survive the termination of this Escrow Agreement or the resignation or the removal of the Escrow Agent.

    4.3  Compensation and Expenses.  The Escrow Agent shall be entitled to be reimbursed and compensated for the Escrow Expenses, pursuant to the fee schedule attached hereto as Schedule A. All Escrow Expenses shall be paid by Borrower. The Escrow shall not be used by the Escrow Agent to set off any obligations of the Borrower or Investor owing to the Escrow Agent in any capacity.

    4.4  Resignation and Removal.  The Escrow Agent may resign by an instrument in writing signed by the Escrow Agent and delivered to Investor and Borrower not less than thirty (30) days prior to the date such resignation is to be effective. The Escrow Agent may be removed by written agreement of Investor and Borrower. The resignation and removal of the Escrow Agent shall not operate to revoke any existing agency created pursuant to the terms of this Escrow Agreement, or to invalidate any action theretofore taken by the Escrow Agent. Upon the appointment of a successor Escrow Agent, the retiring Escrow Agent shall promptly execute and deliver such documents, instruments and other writings as may be reasonably required by the successor Escrow Agent to effect the termination of the retiring Escrow Agent's capacity under this Agreement and the conveyance of the assets of the Escrow then held by the retiring Escrow Agent to the successor Escrow Agent; deliver to the successor Escrow Agent copies of all documents, instruments, records and other writings related to the Escrow as may be in the possession of the Escrow Agent; and otherwise assist and cooperate in effecting the assumption of the obligations and functions of such Escrow Agent. Every successor Escrow Agent appointed hereunder shall execute, acknowledge, and deliver to Investor and Borrower and to the retiring Escrow Agent an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Escrow Agent shall become effective and such successor Escrow Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the Escrow Agent under this Escrow Agreement.

ARTICLE V
TERMINATION

    5.1  Termination.  This Escrow Agreement shall terminate, and the Escrow Agent shall be discharged from all further duties (except as otherwise provided herein) and liabilities under the Escrow Agreement at the date upon which all of the assets in the Escrow shall have been disbursed by the Escrow Agent in accordance with Section 3.2 of this Escrow Agreement.

ARTICLE VI
MISCELLANEOUS

    6.1  Dispute Resolution.  In the event of a dispute over the terms of this Escrow Agreement, Investor and Borrower shall proceed in good faith to negotiate a resolution of such dispute, and if not

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resolved through negotiation, such dispute will be resolved by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Except as otherwise provided in Section 3.3 of this Escrow Agreement, the Escrow Agent is authorized and directed to retain all or part of the Escrow until such dispute shall have been settled by mutual agreement of the Parties or by the final order, decree or judgment of a court or other tribunal of competent jurisdiction (including any arbitration award entered in such court).

    6.2  Taxes.

      (a) All federal, state, and local taxes (including income taxes) related to any income derived from or otherwise related to the assets of the Escrow are the responsibility of the Borrower and the Investor. Nothing in this Agreement should be construed to provide that the Escrow Agent is in any manner responsible for preparing or filing income tax returns or paying income taxes on behalf of Borrower or Investor.

      (b) The Escrow Agent shall report to the Internal Revenue Service, as of each calendar year-end, and to Investor or Borrower as applicable, all income earned from the investment of any sum held in the Escrow Account against the Investor or the Borrower, as and to the extent required under the provisions of the Internal Revenue Code of 1986 (the "Code") and its regulations, as amended.

      (c)  Preparation and Filing of Tax Returns.  The Investor and/or the Borrower is required to prepare and file any and all income or other tax returns applicable to the Escrow Account with the Internal Revenue Service and all required state and local departments of revenue in all years income is earned in any particular tax year as and to the extent required under the provisions of the Code and its regulations.

      (d)  Unrelated Transactions.  The Escrow Agent shall have no responsibility for the preparation and/or filing of any tax or information return with respect to any transaction, whether or not related to the Escrow Agreement, that occurs outside the Escrow Account.

    6.3  No Waiver.  Remedies herein are to be deemed as cumulative and nonexclusive of each other. In no event shall a term or provision of this Escrow Agreement be deemed to have been waived, modified or amended, unless said waiver, modification or amendment is in writing and signed by the parties hereto.

    6.4  No Joint Venture.  Nothing in this Agreement shall be deemed to create a partnership or joint venture among the Parties. Except as expressly set forth herein, no Party shall have any authority to bind or commit the other Party.

    6.5  Payment Terms.  All payments to be made by any Party pursuant to this Agreement shall be made in lawful money of the United States, immediately available funds, at the location set forth in Section 6.6 of this Escrow Agreement or at such other location as the receiving Party shall specify.

    6.6  Notices.  All notices, requests, demands, instructions, and other communications which are required or permitted to be given under this Escrow Agreement shall be in writing and shall be deemed to have been duly given upon the delivery by overnight mail or facsimile, or 3 business days after mailing thereof by registered or certified mail, return receipt requested, postage prepaid to:

  (a)
  NEW LIFE HOLDINGS, LLC
  11940 San Vicente Boulevard
  Los Angeles, California 90049
  Attention: Ezri Namvar

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    With a copy to:

    Manatt, Phelps & Phillips, LLP
    11355 West Olympic Boulevard
    Los Angeles, California 90064
    Attn: Andrew Erskine
    Fax: (310) 312-4224

  (b)
  Life Financial Corporation
  10540 Magnolia Avenue, Suite B
  Riverside, California 92505-1814
  Attn: Steven Gardner
  Fax: (909) 637-4428

    With a copy to:

    Orrick, Herrington & Sutcliffe, LLP
    777 S. Figueroa St.
    32nd Floor
    Los Angeles, California 90017
    Attn: Blase Dillingham, Esq.
    Fax: (213) 612-2499

  (c)
  [NAME AND ADDRESS OF ESCROW AGENT]

    6.7  Modification.  This Escrow Agreement may not be modified except by a writing signed by all parties hereto.

    6.8  Governing Law.  This Escrow Agreement shall be governed by and be construed in accordance with the laws of the State of California.

    6.9  Severability.  Any term or provision of this Escrow Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Escrow Agreement in such jurisdiction or in any other jurisdiction. If any provision of this Escrow Agreement is deemed to be so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

    6.10  Headings.  The headings contained in this Escrow Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Escrow Agreement.

    6.11  Counterparts.  This Escrow Agreement, and any notices or instructions hereunder, may be executed in one or more counterparts, each of which counterparts shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

    6.12  Merger.  Any banking association or banking corporation into which the Escrow Agent may be merged, converted or with which the Escrow Agent may be consolidated, or any banking corporation resulting from any merger, conversion or consolidation to which the Escrow Agent shall be a party, or any banking association or banking corporation to which all or substantially all of the corporate trust business of the Escrow Agent shall be transferred, shall succeed to all the Escrow Agent's rights, obligations and immunities hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

    6.13  Attachment of Escrow Fund; Compliance with Legal Orders.  In the event that any escrow property shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any order, judgment or decree shall be made or entered

9

by any court order affecting the property deposited under this Agreement, the Escrow Agent is hereby expressly authorized, in its sole discretion, to obey and comply with all writs, orders or decrees so entered or issued, which it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction, and in the event that the Escrow Agent obeys or complies with any such writ, order or decree it shall not be liable to any of the parties hereto or to any other person, firm or corporation, by reason of such compliance notwithstanding that such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.

    6.14  Attorneys' Fees.  In the event any party to this Agreement brings an action or suit against any other party with respect to this Agreement, the prevailing party shall be entitled to recover from the nonprevailing party all reasonable costs and expenses, including attorneys' fees.

    IN WITNESS WHEREOF, Investor, Borrower and the Escrow Agent have caused their respective duly authorized representatives to execute this Escrow Agreement as of the date first written above.

NEW LIFE HOLDINGS, LLC
By:	/s/ EZRI NAMVAR

Name:	Ezri Namvar

Title:	Agent

LIFE FINANCIAL CORPORATION
By:
/s/ STEVEN R. GARDNER

Name:	Steven R. Gardner

Title:	President & CEO

COMMERCE ESCROW
By:
/s/ MARK MINSKY

Name:	Mark Minsky

Title:	Vice President

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APPENDIX B
CERTIFICATE OF AMENDMENT OF
CERTIFICATE OF INCORPORATION

OF

LIFE FINANCIAL CORPORATION

    The undersigned hereby certifies that:

    1.  He is the duly elected and acting President, Chief Executive Officer and Chief Operating Officer of Life Financial Corporation, a Delaware corporation (the "Corporation").

    2.  The Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of Delaware on December 6, 1996.

    3.  Pursuant to Section 242 of the General Corporation Law of the State of Delaware, this Certificate of Amendment of Certificate of Incorporation amends Section C. to Article FOURTH of the Corporation's Certificate of Incorporation to read in its entirety as follows:

    "C. Except as otherwise provided by law, the presence, in person or by proxy, of the holders of record of shares of capital stock of the Corporation entitling the holders thereof to cast a majority of the votes entitled to be cast by the holders of shares of capital stock of the Corporation entitled to vote shall constitute a quorum at all meetings of the stockholders, and every reference in this Certificate of Incorporation to a majority or other proportion of capital stock (or the holders thereof) for purposes of determining any quorum requirement or any requirement for stockholder consent or approval shall be deemed to refer to such majority or other proportion of the votes (or holders thereof) then entitled to be cast in respect of such capital stock."

    4.  This Certificate of Amendment of Certificate of Incorporation amends Paragraph 3. to Section C. of Article EIGHTH of the Corporation's Certificate of Incorporation to read in its entirety as follows:

    "3. "Beneficial ownership" shall be determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, or any successor rule or statutory provision), or, if said Rule 13d-3 shall be rescinded and there shall be no successor rule or provision thereto, pursuant to said Rule 13d-3 as in effect on the date of filing of this Certificate of Incorporation; provided, however, that a person shall, in any event, also be deemed the "beneficial owner" of any Common Stock:

      (a)
      which such person or any of its affiliates beneficially owns, directly or indirectly; or
      (b)
      which such person or any of its affiliates has (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding (but shall not be deemed to be the beneficial owner of any voting shares solely by reason of an agreement, contract, or other arrangement with this Corporation to effect any transaction which is described in any one or more of clauses 1 through 5 of Section A of Article EIGHTH), or upon the exercise of conversion rights, exchange rights, warrants, or options or otherwise, or (ii) sole or shared voting or investment power with respect thereto pursuant to any agreement, arrangement, understanding, relationship or otherwise (but shall not be deemed to be the beneficial owner of any voting shares solely by reason of a revocable proxy granted for a particular meeting of stockholders, pursuant to a public solicitation of proxies for such meeting, with respect to shares of which neither such person nor any such Affiliate is otherwise deemed the beneficial owner); or
      (c)
      which are beneficially owned, directly or indirectly, by any other person with which such first mentioned person or any of its Affiliates acts as a partnership, limited partnership, syndicate or other group pursuant to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of capital stock of this Corporation; and provided further, however, that (i) no

        Director or Officer of this Corporation (or any Affiliate of any such Director or Officer) shall, solely by reason of any or all of such Directors or Officers acting in their capacities as such, be deemed, for any purposes hereof, to beneficially own any Common Stock beneficially owned by any other such Director or Officer (or any Affiliate thereof), and (ii) neither any employee stock ownership or similar plan of this Corporation or any subsidiary of this Corporation, nor any trustee with respect thereto or any Affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for any purposes hereof, to beneficially own any Common Stock held under any such plan. For purposes only of computing the percentage of beneficial ownership of Common Stock of a person, the outstanding Common Stock shall include shares deemed owned by such person through application of this subsection but shall not include any other Common Stock which may be issuable by this Corporation pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise. For all other purposes, the outstanding Common Stock shall include only Common Stock then outstanding and shall not include any Common Stock which may be issuable by this Corporation pursuant to any agreement, or upon the exercise of conversion rights, warrants or options, or otherwise."

    5.  This Certificate of Amendment of Certificate of Incorporation amends Section D. to Article SIXTH of the Corporation's Certificate of Incorporation by deleting the following parenthetical phrase therefrom:

    "(after giving effect to the provisions of Article FOURTH of this Certificate of Incorporation ("Article FOURTH"))".

    6.  This Certificate of Amendment of Certificate of Incorporation amends each of (i) Article SEVENTH, (ii) Paragraph 5 to Section A of Article EIGHTH, and (iii) Section F to Article EIGHTH of the Corporation's Certificate of Incorporation by deleting the following parenthetical phrase therefrom:

    "(after giving effect to the provisions of Article FOURTH)".

    7.  This Certificate of Amendment of Certificate of Incorporation amends Section B. to Article EIGHTH of the Corporation's Certificate of Incorporation by deleting the following words therefrom:

    "after giving effect to the provisions of Article FOURTH".

    8.  This Certificate of Amendment of Certificate of Incorporation amends Article TWELFTH of the Corporation's Certificate of Incorporation by deleting the following words therefrom:

    "(after giving effect to the provisions of Article FOURTH)"

    and

    "Section C of Article FOURTH,".

    9.  This Certificate of Amendment of Certificate of Incorporation amends the Corporation's Certificate of Incorporation by adding the following Article THIRTEENTH immediately following Article TWELFTH:

    "THIRTEENTH: The Corporation shall not file any petition as debtor or debtor-in-possession under the Federal Bankruptcy Code or any similar state law without the unanimous approval of the Whole Board so long as the Investor (as that term is defined by that certain Note and Warrant Purchase Agreement dated as of July 12, 2001, by and between the Corporation and New Life Holdings, LLC (the "Agreement")) is entitled to designate three members for nomination to the Board of Directors pursuant to Section 9.6 of the Agreement."

    10. The foregoing Certificate of Amendment has been duly adopted by the Corporation's Board of Directors and stockholders in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

[Signature Page Follows]

    Executed at Riverside County, California, on July  , 2001.

Steven R. Gardner, President, CEO and COO Life Financial Corporation

REVOCABLE PROXY
LIFE FINANCIAL CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

September 11, 2001
10:00 a.m. Pacific Time

   The undersigned hereby appoints the official proxy committee of the Board of Directors of Life Financial Corporation (the "Company"), each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Special Shareholder Meeting to be held on September 11, 2001 at 10:00 a.m. Pacific Time, at the Arrowhead Country Club, 3433 Parkside Drive, San Bernardino, California, and at any and all adjournments thereof, as indicated on the back of this proxy.

   This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR each of the proposals listed. If any other business is presented at the Special Shareholder Meeting, including whether or not to adjourn the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Special Shareholder Meeting.

   The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Special Shareholder Meeting and of a Proxy Statement dated July 27, 2001.

(Continued on the other side — important to mark, date and sign on the other side)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.	Please mark your votes as indicated in this example	/x/
		FOR	AGAINST	ABSTAIN
1.	The authorization of the Private Placement as described in this Proxy Statement.	/ /	/ /	/ /
2.	The authorization of an amendment to the Certificate of Incorporation of the Company removing the provision providing for a 10% Voting Limit therein.	/ /	/ /	/ /
3.
	The authorization of an amendment to the Certificate of Incorporation of the Company requiring a unanimous Board vote for the Company to file any petition as debtor or debtor-in-possession under the Federal Bankruptcy Code, or similar state law, for the longer of three years or so long as any of the Notes shall remain outstanding.	/ /	/ /	/ /

SIGNATURES OF STOCKHOLDER(S):	DATED:

  Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly each holder may sign but only one signature is required.
   PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

^ FOLD AND DETACH HERE ^

QuickLinks

LIFE FINANCIAL CORPORATION 10540 Magnolia Avenue, Suite B Riverside, California 92505 (909) 637-4000
LIFE FINANCIAL CORPORATION 10540 Magnolia Avenue, Suite B Riverside, California 92505 NOTICE OF SPECIAL MEETING OF STOCKHOLDERS To Be Held On September 11, 2001
LIFE FINANCIAL CORPORATION 10540 Magnolia Avenue, Suite B Riverside, California 92505 (909) 637-4000 PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS SEPTEMBER 11, 2001
PROPOSAL 1 AUTHORIZATION OF THE PRIVATE PLACEMENT
PROPOSAL 2 AMENDMENT TO CERTIFICATE OF INCORPORATION TO REMOVE 10% VOTING LIMIT
PROPOSAL 3 AMENDMENT TO CERTIFICATE OF INCORPORATION TO INSERT PROVISION REQUIRING UNANIMOUS BOARD APPROVAL FOR BANKRUPTCY FILING
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
SECURITY OWNERSHIP OF MANAGEMENT
FUTURE STOCKHOLDER PROPOSALS
INCORPORATION BY REFERENCE
AVAILABLE INFORMATION
APPENDIX A
TABLE OF CONTENTS
LIFE FINANCIAL CORPORATION NOTE AND WARRANT PURCHASE AGREEMENT
SCHEDULES AND EXHIBITS
Capital Stock of the Borrower Upon Consummation of the Transactions
Financial Statements
Interim Changes
Projections
Subsidiaries
Litigation
Certain Indebtedness
Consents
REO Properties
Violations, Defaults, etc.
Labor Matters
Environmental Matters
Franchises, Licenses, Etc.
Intellectual Property
ERISA
Insurance
Classified Loans
Use of Proceeds
Certain Permitted Indebtedness
Certain Permitted Liens
Certain Permitted Transactions
Senior Secured Note Due 2006
WARRANT
SUBSCRIPTION
ASSIGNMENT
PARTIAL ASSIGNMENT
PLEDGE AND SECURITY AGREEMENT
ESCROW AGREEMENT
ARTICLE I DEFINITIONS AND TERMS
ARTICLE II ACCEPTANCE AND DELIVERY OF ESCROW
ARTICLE III DUTIES OF THE ESCROW AGENT
ARTICLE IV THE ESCROW AGENT
ARTICLE V TERMINATION
ARTICLE VI MISCELLANEOUS
APPENDIX B